                                                                    Exhibit 10.8


                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                          dated as of November 9, 2001,

                                  by and among
                                  DYNAMEX INC.
                                   as Borrower
                                       and
                          DYNAMEX OPERATIONS EAST, INC.
                          DYNAMEX OPERATIONS WEST, INC.
                        ROAD RUNNER TRANSPORTATION, INC.
                     NEW YORK DOCUMENT EXCHANGE CORPORATION
                     DYNAMEX DEDICATED FLEET SERVICES, INC.
                          DYNAMEX CANADA HOLDINGS, INC.
                        DYNAMEX PROVINCIAL COURIERS, INC.
                        DYNAMEX CANADA HOLDINGS NS CORP.
                      DYNAMEX PROVINCIAL COURIERS NS CORP.
                       DYNAMEX CANADA LIMITED PARTNERSHIP
                              DYNAMEX CANADA CORP.
                                       and
                             ALPINE ENTERPRISES LTD.
                        as Loan Parties and/or Guarantors
                                       and
                      BANK OF AMERICA, NATIONAL ASSOCIATION
                      as Administrative Agent and a Lender
                                  BANK ONE, NA
                   (with its main office in Chicago, Illinois)
                        as Syndication Agent and a Lender
                                       and
                             THE BANK OF NOVA SCOTIA
                               FLEET NATIONAL BANK
                                       and
               BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.
                              as Additional Lenders
                                       and
                         BANC OF AMERICA SECURITIES LLC
                   as Sole Lead Arranger and Sole Book Manager

                      $19,500,000 REVOLVING CREDIT FACILITY

                         $22,440,000 TERM LOAN FACILITY

                                TABLE OF CONTENTS

                                                                                              Page
                                                                                              ----
ARTICLE 1             Definitions.................................................              3
   Section 1.1        Definitions, etc............................................              3
   Section 1.2        Other Definitional Provisions...............................             33
   Section 1.3        Accounting Terms and Determinations.........................             33
   Section 1.4        Financial Covenants and Reporting...........................             34

ARTICLE 2             Loans.......................................................             34
   Section 2.1        Commitments.................................................             34
   Section 2.2        Notes.......................................................             35
   Section 2.3        Repayment of Loans..........................................             36
   Section 2.4        Interest....................................................             36
   Section 2.5        Borrowing Procedure.........................................             37
   Section 2.6        Optional Prepayments, Conversions and Continuations of Loans             37
   Section 2.7        Minimum Amounts.............................................             38
   Section 2.8        Certain Notices.............................................             38
   Section 2.9        Use of Proceeds.............................................             38
   Section 2.10       Fees........................................................             39
   Section 2.11       Computations................................................             39
   Section 2.12       Termination or Reduction of Commitments.....................             39
   Section 2.13       Letters of Credit...........................................             40
   Section 2.14       Mandatory Prepayments.......................................             43

ARTICLE 3             Payments....................................................             44
   Section 3.1        Method of Payment...........................................             44
   Section 3.2        Pro Rata Treatment..........................................             45
   Section 3.3        Sharing of Payments, Etc....................................             45
   Section 3.4        Non-Receipt of Funds by the Administrative Agent............             46
   Section 3.5        Taxes.......................................................             46
   Section 3.6        Withholding Tax Exemption...................................             47
   Section 3.7        Reinstatement of Obligations................................             47

ARTICLE 4             Yield Protection and Illegality.............................             48
   Section 4.1        Additional Costs............................................             48
   Section 4.2        Limitation on Types of Loans................................             49
   Section 4.3        Illegality..................................................             50
   Section 4.4        Treatment of Affected Loans.................................             50
   Section 4.5        Compensation................................................             50
   Section 4.6        Capital Adequacy............................................             51
   Section 4.7        Additional Interest on Eurodollar Loans.....................             51


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page ii

ARTICLE 5             Security....................................................             52
   Section 5.1        Collateral..................................................             52
   Section 5.2        Guaranties..................................................             53
   Section 5.3        New Subsidiaries; New Issuances of Capital Stock............             53
   Section 5.4        Mortgaged Properties; Landlord Subordinations or Waivers....             54
   Section 5.5        Release of Collateral.......................................             55
   Section 5.6        Setoff......................................................             55
   Section 5.7        Further Assurances..........................................             56
   Section 5.8        Collateral and Guaranties of Canadian Subsidiaries..........             56
   Section 5.9        Consents to Security Interest in Material Contracts.........             57

ARTICLE 6             Conditions Precedent........................................             57
   Section 6.1        Initial Extension of Credit.................................             57
   Section 6.2        All Extensions of Credit....................................             62
   Section 6.3        Closing Certificates........................................             62

ARTICLE 7             Representations and Warranties..............................             63
   Section 7.1        Corporate Existence.........................................             63
   Section 7.2        Financial Statements........................................             63
   Section 7.3        Corporate Action; No Breach.................................             63
   Section 7.4        Operation of Business.......................................             64
   Section 7.5        Intellectual Property.......................................             64
   Section 7.6        Litigation and Judgments....................................             64
   Section 7.7        Rights in Properties; Liens.................................             65
   Section 7.8        Enforceability..............................................             65
   Section 7.9        Approvals...................................................             65
   Section 7.10       Debt........................................................             65
   Section 7.11       Taxes.......................................................             65
   Section 7.12       Margin Securities...........................................             66
   Section 7.13       ERISA; Canadian Plans.......................................             66
   Section 7.14       Disclosure..................................................             67
   Section 7.15       Capitalization; Subsidiaries................................             67
   Section 7.16       Agreements..................................................             68
   Section 7.17       Compliance with Laws........................................             68
   Section 7.18       Investment Company Act......................................             68
   Section 7.19       Public Utility Holding Company Act..........................             68
   Section 7.20       Environmental Matters.......................................             68
   Section 7.21       Labor Disputes and Acts of God..............................             70
   Section 7.22       Material Contracts..........................................             70
   Section 7.23       Bank Accounts...............................................             70
   Section 7.24       Outstanding Securities......................................             70
   Section 7.25       Related Transactions Documents..............................             70
   Section 7.26       Solvency....................................................             71
   Section 7.27       Employee Matters............................................             72


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page iii
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
   Section 7.28       Insurance...................................................             72
   Section 7.29       Common Enterprise...........................................             72
   Section 7.30       Chief Executive Offices and Principal Places of Business....             72
   Section 7.31       Letter Agreement; No Default................................             72

ARTICLE 8             Affirmative Covenants.......................................             72
   Section 8.1        Reporting Requirements......................................             73
   Section 8.2        Maintenance of Existence; Conduct of Business...............             77
   Section 8.3        Maintenance of Properties...................................             77
   Section 8.4        Taxes and Claims............................................             77
   Section 8.5        Insurance...................................................             77
   Section 8.6        Inspection Rights...........................................             79
   Section 8.7        Keeping Books and Records...................................             79
   Section 8.8        Compliance with Laws........................................             79
   Section 8.9        Compliance with Agreements..................................             79
   Section 8.10       Further Assurances..........................................             80
   Section 8.11       ERISA; Canadian Plans.......................................             80
   Section 8.12       Trade Accounts Payable......................................             80
   Section 8.13       Unified Cash Management System..............................             80
   Section 8.14       Indemnifications under Acquisition Documents................             80
   Section 8.15       Ownership of Subsidiaries...................................             81
   Section 8.16       Interest Rate Protection Agreements.........................             81
   Section 8.17       Documentation relating to Future Acquisitions...............             81
   Section 8.18       Limitation on Value of Alpine Enterprises, Ltd..............             83
   Section 8.19       Compliance with Certain Agreements..........................             83

ARTICLE 9             Negative Covenants..........................................             84
   Section 9.1        Debt........................................................             84
   Section 9.2        Limitation on Liens.........................................             85
   Section 9.3        Mergers, Etc................................................             85
   Section 9.4        Restricted Payments.........................................             86
   Section 9.5        Investments.................................................             87
   Section 9.6        Limitation on Issuance of Capital Stock of Subsidiaries.....             88
   Section 9.7        Transactions with Affiliates................................             88
   Section 9.8        Disposition of Property.....................................             89
   Section 9.9        Sale and Leaseback..........................................             89
   Section 9.10       Lines of Business...........................................             90
   Section 9.11       Environmental Protection....................................             90
   Section 9.12       Intercompany Transactions...................................             90
   Section 9.13       Modification of Other Agreements............................             90
   Section 9.14       Deposit Accounts............................................             90
   Section 9.15       ERISA and Canadian Plans....................................             91

ARTICLE 10            Financial Covenants.........................................             91


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page iv
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
   Section 10.1       Maximum Ratio of Total Debt to EBITDA.......................             91
   Section 10.2       Minimum Net Worth...........................................             92
   Section 10.3       Minimum Fixed Charge Coverage Ratio.........................             92
   Section 10.4       Capital Expenditures........................................             92

ARTICLE 11            Default.....................................................             92
   Section 11.1       Events of Default...........................................             92
   Section 11.2       Remedies....................................................             95
   Section 11.3       Performance by the Administrative Agent.....................             96
   Section 11.4       Judgment Currency...........................................             97
   Section 11.5       Cash Collateral.............................................             97

ARTICLE 12            The Administrative Agent....................................             97
   Section 12.1       Appointment, Powers and Immunities..........................             97
   Section 12.2       Rights of Administrative Agent as a Lender..................             98
   Section 12.3       Defaults....................................................             98
   Section 12.4       INDEMNIFICATION.............................................             99
   Section 12.5       Independent Credit Decisions................................             99
   Section 12.6       Several Commitments.........................................            100
   Section 12.7       Successor Administrative Agent..............................            100

ARTICLE 13            Miscellaneous...............................................            101
   Section 13.1       Expenses....................................................            101
   Section 13.2       INDEMNIFICATION.............................................            101
   Section 13.3       Limitation of Liability.....................................            102
   Section 13.4       No Duty.....................................................            103
   Section 13.5       No Fiduciary Relationship...................................            103
   Section 13.6       Equitable Relief............................................            103
   Section 13.7       No Waiver; Cumulative Remedies..............................            103
   Section 13.8       Successors and Assigns......................................            104
   Section 13.9       Survival....................................................            107
   Section 13.10      ENTIRE AGREEMENT............................................            107
   Section 13.11      Amendments..................................................            107
   Section 13.12      Maximum Interest Rate.......................................            108
   Section 13.13      Notices.....................................................            109
   Section 13.14      GOVERNING LAW; SUBMISSION TO JURISDICTION;
                      SERVICE OF PROCESS..........................................            109
   Section 13.15      Counterparts................................................            110
   Section 13.16      Severability................................................            110
   Section 13.17      Headings....................................................            110
   Section 13.18      Construction................................................            110
   Section 13.19      Independence of Covenants...................................            110
   Section 13.20      Confidentiality.............................................            110
   Section 13.21      WAIVER OF JURY TRIAL........................................            111


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page v

   Section 13.22      Approvals and Consent.......................................            111
   Section 13.23      Agent for Services of Process...............................            111
   Section 13.24      Joint and Several Obligations...............................            112
   Section 13.25      Amendment and Restatement of Existing Agreement.............            112
   Section 13.26      Assignments and Assumptions.................................            112
   Section 13.27      Syndication Agent...........................................            112
   Section 13.28      Amendment to Letter Agreement...............................            113


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page vi

                               INDEX TO EXHIBITS

Exhibit                 Description of Exhibit                                  Section
-------                 ----------------------                                  -------
A                       Form of Assignment and Acceptance                         1.1
B                       Form of Borrowing Base Report                             1.1
C                       Form of Joinder Agreement                                 1.1
D                       Form of Note (Revolving Loan Portion)                     1.1
E                       Form of Note (Amortizing Loan Portion)                    1.1
F                       Perfection Certificate                                    1.1
G                       Form of Notice of Borrowings, Conversions,
                          Continuations, Prepayments, etc.                        2.8
H                       Form of Withholding Tax Certification                     3.6
I                       Form of Compliance Certificate                            8.1(c)


                               INDEX TO SCHEDULES

Schedule                Description of Schedule
--------                -----------------------
1.1(a)                  Permitted Liens
1.1(b)                  Prior Acquisitions
1.1(c)                  Projections
2.13                    Outstanding Letters of Credit
7.4                     Permits, Franchises, Licenses and Authorizations required
                        by Governmental Requirements or issued by Governmental Authorities
7.6                     Litigation and Judgments
7.7(a)                  Ownership of Real Properties or Interests therein
7.7(b)                  Ownership of Intellectual Property
7.7(c)                  Locations of Places of Business and Material Properties
7.10(a)                 Existing Intercompany Debt
7.10(b)                 Existing Debt (other than Intercompany Debt)
7.11                    Taxes
7.13                    Plans
7.15                    Capitalization
7.22                    Material Contracts
7.23                    Bank Accounts
7.25                    Certain Approvals and Consents
7.27                    Employee Matters
7.28                    Insurance
7.30                    Chief Executive Offices and Principal Places of Business
9.5                     Investments


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page vii

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         THIS THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 9, 2001, is by and among DYNAMEX INC., a Delaware corporation (the "Borrower"), DYNAMEX OPERATIONS EAST, INC., a Delaware corporation (successor in interest by merger to U.S.C. Management Systems, Inc. and Cannonball, Inc.) ("Dynamex East"), DYNAMEX OPERATIONS WEST, INC., a Delaware corporation ("Dynamex West"), ROAD RUNNER TRANSPORTATION, INC., a Minnesota corporation ("Road Runner"), NEW YORK DOCUMENT EXCHANGE CORPORATION, a New York corporation ("NYDEX"), DYNAMEX DEDICATED FLEET SERVICES, INC., a Delaware corporation ("Fleet Services"), DYNAMEX CANADA HOLDINGS, INC., a Delaware corporation ("Canada Holdings"), DYNAMEX PROVINCIAL COURIERS, INC., a Delaware corporation ("Provincial Couriers"), DYNAMEX CANADA HOLDINGS NS CORP., a Nova Scotia (Canada) unlimited liability company ("Holdings NS Corp."), DYNAMEX PROVINCIAL COURIERS NS CORP., a Nova Scotia (Canada) unlimited liability company ("Provincial NS Corp."), DYNAMEX CANADA LIMITED PARTNERSHIP, a Nova Scotia (Canada) limited partnership ("Dynamex Canada LP"), DYNAMEX CANADA CORP. (formerly Dynamex Canada Inc.), a Nova Scotia (Canada) unlimited liability company ("Dynamex Canada"), ALPINE ENTERPRISES LTD., a Manitoba (Canada) corporation ("Alpine"), each of the lending entities which is a party hereto (as evidenced by the signature pages of this Agreement) or which may from time to time become a party hereto as a lender or any successor or assignee thereof (individually, a "Lender" and, collectively, the "Lenders"), BANK OF AMERICA, NATIONAL ASSOCIATION (successor by merger to NationsBank, N.A., which entity was successor by merger to NationsBank of Texas, N.A.), as administrative agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and BANK ONE, NA (with its main office in Chicago, Illinois), as syndication agent under this Agreement (in such capacity, the "Syndication Agent").

                                    RECITALS:

         A. The Borrower owns all of the issued and outstanding Capital Stock of Dynamex East, Dynamex West, Road Runner, NYDEX, Fleet Services, Canada Holdings and Provincial Couriers. Canada Holdings owns all of the issued and outstanding Capital Stock of Holdings NS Corp., and Provincial Couriers owns all of the issued and outstanding Capital Stock of Provincial NS Corp. Holdings NS Corp. owns 99 percent of the issued and outstanding Capital Stock of Dynamex Canada LP, and Provincial NS Corp. owns the remaining one percent of the issued and outstanding Capital Stock of Dynamex Canada LP. Dynamex Canada LP owns all of the issued and outstanding Capital Stock of Dynamex Canada, and Dynamex Canada owns all of the issued and outstanding Capital Stock of Alpine.

         B. Pursuant to that certain Credit Agreement dated as of December 15, 1995, by and among Dynamex and certain of its Subsidiaries and Bank of America, individually as a lender and as administrative agent (the "Original Agreement"), Bank of America extended certain credit facilities to the Borrower and its Subsidiaries.

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 1

         C. Pursuant to that certain Amended and Restated Credit Agreement dated as of July 5, 1996, by and among Dynamex and certain of its Subsidiaries and Bank of America, individually as a lender and as administrative agent (the "First Restated Agreement"), the Original Agreement was amended and restated and Bank of America extended a revolving credit/term loan facility to the Borrower and its Subsidiaries.

         D. Pursuant to that certain Second Amended and Restated Credit Agreement dated as of August 26, 1997, by and among Dynamex and certain of its Subsidiaries, Bank of America, individually as a lender and as administrative agent, BankBoston, N.A., individually as a lender and as co-administrative agent, Creditanstalt-Bankverein, individually as a lender and as co-administrative agent, and The Bank of Nova Scotia (the "Second Restated Agreement"), the First Restated Agreement was amended and restated and the lenders thereunder extended a $75,000,000 revolving credit facility to the Borrower and its Subsidiaries. Pursuant to that certain First Amendment to Second Amended and Restated Credit Agreement dated as of May 5, 1998, the parties to the Second Restated Agreement amended the Second Restated Agreement to, among other things, increase the maximum aggregate principal amount of such credit facility to $115,000,000. Pursuant to that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of January 31, 1999, the parties to the Second Restated Agreement amended the Second Restated Agreement to, among other things, decrease the maximum aggregate principal amount of such credit facility to $65,000,000. Pursuant to that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of June 28, 2000, the parties to the Second Restated Agreement amended the Second Restated Agreement to, among other things, decrease the maximum aggregate principal amount of such credit facility to $51,734,000. Pursuant to that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of July 31, 2000, the parties to the Second Restated Agreement amended the Second Restated Agreement to, among other things, provide that $32,234,000 of the then outstanding principal amount of such revolving credit facility be repaid in installments prior to the final maturity date of such revolving credit facility and decrease the maximum aggregate principal amount of such credit facility which may be borrowed, repaid and reborrowed to $19,500,000. The Second Restated Agreement as so amended is hereinafter called the "Existing Agreement".

         E. Subsequent to July 5, 1996, the Borrower and/or its Subsidiaries consummated various stock and asset acquisitions, in certain cases, with proceeds of loans made by Bank of America pursuant to the First Restated Agreement and/or the Existing Agreement, and the Borrower and/or its Subsidiaries consummated various mergers and wind-ups of the entities acquired pursuant to such acquisitions.

         F. Pursuant to that certain letter agreement by and among the Borrower and its Subsidiaries, the Lenders party thereto and the Administrative Agent dated as of October 26, 2001 (the "Letter Agreement"), the ownership interests of Dynamex Canada Inc. were restructured resulting in the formation of Canada Holdings, Provincial Couriers, Holdings NS Corp., Provincial NS Corp. and Dynamex Canada LP, and Dynamex Canada Inc. was amalgamated with a Nova Scotia unlimited liability company to form Dynamex Canada Corp.


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 2

In addition, pursuant paragraph 2(e) of the Letter Agreement, the Borrower prepaid the principal of the Amortizing Loan Portion in the amount of $5,000,000.

         G. The Borrower and its Subsidiaries, the Lenders identified on the signature pages of this Agreement and the Agents desire to enter into this Agreement for the purposes of, among other things, amending and restating the Existing Agreement in its entirety effective as of the Closing Date and providing (i) a $19,500,000 revolving credit facility to the Borrower and (ii) a $22,440,000 amortizing term loan facility to the Borrower.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   Definitions

         Section 1.1 Definitions, etc. As used in this Agreement, the following terms shall have the following meanings:

         "ABR" means, at any time, the greater of (a) the Prime Rate then in effect or (b) the Federal Funds Rate then in effect plus one-half of one percent (0.50%). Each change in any interest rate provided for herein based upon the Prime Rate or the Federal Funds Rate resulting from a change in the Prime Rate or the Federal Funds Rate, respectively, shall take effect without notice to the Borrower at the time of such change in the Prime Rate or the Federal Funds Rate, respectively.

         "ABR Loans" means Loans that bear interest at rates based upon the ABR.

         "Acquired Entity" means any Person whose Capital Stock is acquired in connection with any Future Acquisition.

         "Acquisition Agreements" means any and all agreements, documents, instruments and certificates evidencing or governing any one or more of the Acquisitions.

         "Acquisition Documents" means the Acquisition Agreements and any and all other material agreements, documents, instruments and certificates executed and/or delivered in connection with or pursuant to the Acquisition Agreements.

         "Acquisitions" means the Prior Acquisitions and the Future
Acquisitions.

         "Additional Costs" means as specified in Section 4.1(a).

         "Adjusted Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of one percent) determined by the Administrative Agent to be equal to (a) the Eurodollar Rate for such


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 3

Eurodollar Loan for such Interest Period divided by (b) one minus the Reserve Requirement for such Eurodollar Loan for such Interest Period.

         "Administrative Agent" means as specified in the introductory paragraph of this Agreement.

         "Administrative Agent's Letter" means that certain letter agreement dated as of June 8, 2001, among Banc of America, Bank of America Securities LLC and the Borrower relating to certain fees payable by the Borrower, and any and all amendments, modifications, supplements, renewals, extensions, restatements or replacements thereof.

         "Affiliate" means, as to any Person (the "subject Person"), any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the subject Person; (b) that directly or indirectly beneficially owns or holds ten percent or more of any class of voting Capital Stock of the subject Person; or (c) ten percent or more of the voting Capital Stock of which is directly or indirectly beneficially owned or held by the subject Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, in no event shall the Administrative Agent or any Lender be deemed an Affiliate of the Borrower or any of its Subsidiaries.

         "Agents" means the Administrative Agent and the Syndication Agent.

         "Aggregate Percentage" means, as to any Lender and as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the sum of the amount of the outstanding Commitment of such Lender (or, if such Commitment has terminated or expired, the outstanding principal amount of the Revolving Loan Portion and Letter of Credit Liabilities of such Lender) plus the outstanding principal amount of the Amortizing Loan Portion of such Lender and the denominator of which is the sum of the aggregate amount of the outstanding Commitments of all Lenders (or, if such Commitments have terminated or expired, the aggregate outstanding principal amount of the Revolving Loan Portion and Letter of Credit Liabilities of all Lenders) plus the aggregate outstanding principal amount of the Amortizing Loan Portion of all Lenders.

         "Agreement" means this Third Amended and Restated Credit Agreement and any and all amendments, modifications, supplements, renewals, extensions, restatements or replacements hereof.

         "Alpine" means as specified in the introductory paragraph of this Agreement.

         "Amortizing Loan Portion" means that portion of the aggregate principal amount of the Loans outstanding as of the Closing Date in an amount equal to $22,440,000. As of the Closing Date, the Amortizing Loan Portion of each Lender is the amount set forth opposite the name of such Lender on the signature pages hereto under the heading "Amortizing Loan Portion"


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 4

         "Amortizing Loan Portion Percentage" means, as to any Lender and as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the outstanding principal amount of the Amortizing Loan Portion of such Lender and the denominator of which is the aggregate outstanding principal amount of the Amortizing Loan Portion of all Lenders.

         "Applicable Lending Office" means for each Lender and each Type of Loan, the Lending Office of such Lender (or an Affiliate of such Lender) designated for such Type of Loan below its name on the signature pages hereof (or, with respect to a Lender that becomes a party to this Agreement pursuant to an assignment made in accordance with Section 13.8, in the Assignment and Acceptance executed by it) or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Borrower and the Administrative Agent as the office by which its Loans of such Type are to be made and maintained.

         "Applicable Margin" means (a) with respect to ABR Loans, one-half of one percent (0.50%) per annum and (b) with respect to Eurodollar Loans, three and one-half of one percent (3.50%) per annum.

         "Asset Disposition" means the disposition of any or all of the Property (other than sales of Inventory in the ordinary course of business and the grant of a Lien as security) of the Borrower or any of its Subsidiaries, whether by sale, lease, transfer, assignment, condemnation or otherwise, but excluding any involuntary disposition resulting from casualty damage to Property.

         "Assignee" means as specified in Section 13.8(b).

         "Assigning Lender" means as specified in Section 13.8(b).

         "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and its Assignee and accepted by the Administrative Agent pursuant to Section 13.8(e), in substantially the form of Exhibit A hereto.

         "Bank of America" means Bank of America, National Association (successor by merger to NationsBank, N.A., which entity was successor by merger to NationsBank of Texas, N.A.).

         "Bankruptcy Code" means as specified in Section 11.1(e).

         "Basle Accord" means the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, supplemented and otherwise modified and in effect from time to time, or any replacement thereof.

         "Borrower" means as specified in the introductory paragraph of this Agreement.


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 5

         "Borrowing Base" means, at any date of determination, an amount equal to 80% of Eligible Receivables (in Dollars) of the Borrower and its Subsidiaries; provided, however, that, notwithstanding anything to the contrary contained in this Agreement, if any of the Administrative Agent or any Lender shall have received written notice from any Loan Party purportedly sent to terminate, limit or restrict (or to attempt to terminate, limit or restrict) future advances or future Obligations or the operation of any Security Document as security for future advances or future Obligations, whether or not such notice is effective, the Borrowing Base shall be further reduced by an amount equal to the aggregate value of the Eligible Receivables to which such notice relates, as such value is determined by the Administrative Agent in good faith.

         "Borrowing Base Report" means a report in substantially the form of Exhibit B attached hereto and completed and certified by a Responsible Officer of the Borrower relating to the determination of the Borrowing Base.

         "Business Day" means (a) any day on which commercial banks are not authorized or required to close in Dallas, Texas or New York, New York, and (b) with respect to all borrowings, payments, Conversions, Continuations, Interest Periods and notices in connection with Eurodollar Loans, any day which is a Business Day described in clause (a) above and which is also a day on which the relevant international financial markets are open for the transaction of business contemplated by this Agreement in London, England and New York, New York.

         "Calculation Date" means the date occurring each quarter during the term of this Agreement which is 15 days after the date on which quarterly financial statements of the Borrower and its Subsidiaries are required by
Section 8.1(b) to be delivered to the Administrative Agent (or, if such date is not a Business Day, the next succeeding Business Day).

         "Canada Holdings" means as specified in the introductory paragraph of this Agreement.

         "Canadian Pension Authority" means any federal or provincial pension regulator having jurisdiction over any Canadian Pension Plan.

         "Canadian Pension and Benefits Law" means any federal or provincial legislation or regulations applicable to any Canadian Plan including, without limitation, any pension benefits or tax legislation or regulations.

         "Canadian Pension Plan" means any pension or retirement plan, written or unwritten, registered or unregistered, maintained or contributed to for any Canadian employee or former employee of any Canadian Subsidiary or any other Loan Party currently or at any time within the six years immediately preceding the Closing Date.

         "Canadian Plan" means any pension, retirement, profit sharing, stock option, stock purchase, stock bonus, severance, bonus, incentive, deferred compensation, supplemental unemployment, health, welfare, dental, disability, life insurance or other plan, program or arrangement maintained for any Canadian employee of any Canadian Subsidiary or any other Loan Party, including any Canadian Pension Plan.


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 6

         "Canadian Subsidiaries" means a Subsidiary of the Borrower which is incorporated or organized under Canadian law or under the laws of a province of Canada (including, without limitation, Holdings NS Corp., Provincial NS Corp., Dynamex Canada LP, Dynamex Canada and Alpine).

         "Capital Expenditures" means, for any period, expenditures (including the aggregate amount of Capital Lease Obligations incurred during such period) made by the Borrower or any of its Subsidiaries to acquire or construct fixed assets, plant or equipment (including renewals, improvements or replacements, but excluding repairs) during such period and which, in accordance with GAAP, are classified as capital expenditures.

         "Capital Lease Obligations" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal Property, which obligations are classified as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "Capital Stock" means corporate stock and any and all shares, partnership interests, limited partnership interests, limited liability company interests, membership interests, equity interests, participations, rights or other equivalents (however designated) of corporate stock or any of the foregoing issued by any entity (whether a corporation, a partnership or another entity).

         "Cdn. Dollars" and "Cdn. $" mean lawful money of Canada.

         "Change in Control" means the existence or occurrence, at any time, of any one or more of the following: (a) any "person" or "group" (each as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than any such "person" or "group" existing as of August 26, 1997, either (i) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of voting Capital Stock of the Borrower (or securities convertible into or exchangeable for such Capital Stock) representing twenty-five percent (25%) or more of the combined voting power of all voting Capital Stock of the Borrower (on a fully diluted basis) or (ii) otherwise has the ability, directly or indirectly, to elect a majority of the board of directors of the Borrower;
(b) any Capital Stock of any Subsidiary of the Borrower is owned, beneficially or of record, by any Person other than the Borrower or any Wholly-Owned Subsidiary of the Borrower; (c) individuals who, as of August 26, 1997, constitute the Board of Directors of the Borrower shall cease for any reason to constitute at least a majority of the board of directors of the Borrower (provided, however, that no change in directors shall be deemed to have occurred upon the death, disability or retirement of an officer of the Borrower or an outside director of the Borrower who is serving as a director at such time so long as another officer of the Borrower or another outside director, respectively, chosen by the then existing directors replaces such Person as a director); or (d) any Person or two or more Persons acting in concert shall have acquired, by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 7 indirectly, a voting control over twenty-five percent (25%) or more of the voting Capital Stock of the Borrower.

         "Closing Date" means the later to occur of (a) November 9, 2001, the date of this Agreement, or (b) the initial date upon which all conditions precedent to the effectiveness of this Agreement set forth in Section 6.1 have been satisfied (or waived), which Closing Date shall be confirmed in writing by the Administrative Agent when known.

         "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

         "Collateral" means all Property of any nature whatsoever upon which a Lien is created or purported to be created by any Loan Document as security for the Obligations or any portion thereof.

         "Commitment" means, as to any Lender, the obligation of such Lender to make Loans under the Revolving Loan Portion of the Loans and incur or participate in Letter of Credit Liabilities hereunder in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on the signature pages hereto (or any amendment hereto) under the heading "Commitment" or, if such Lender is a party to an Assignment and Acceptance, the amount of the "Commitment" set forth in the most recent Assignment and Acceptance of such Lender, as the same may be reduced or terminated pursuant to Section 2.12 or 11.2, and "Commitments" means such obligations of all Lenders. As of the Closing Date, the aggregate principal amount of the Commitments is $19,500,000.

         "Commitment Fee Rate" means 0.50% per annum.

         "Commitment Letter" means that certain letter agreement dated as of June 8, 2001, among Bank of America, Banc of America Securities LLC and the Borrower relating to, among other things, a senior credit facility to be provided by Bank of America and other lenders to the Borrower, and any and all amendments, modifications, supplements, renewals, extensions, restatements or replacements thereof.

         "Commitment Percentage" means, as to any Lender and as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the amount of the outstanding Commitment of such Lender (or, if such Commitment has terminated or expired, the outstanding principal amount of the Revolving Loan Portion and Letter of Credit Liabilities of such Lender) and the denominator of which is the aggregate amount of the outstanding Commitments of all Lenders (or, if such Commitments have terminated or expired, the aggregate outstanding principal amount of the Revolving Loan Portion and Letter of Credit Liabilities of all Lenders).

         "Concentration Account" means a concentration deposit account, into which all proceeds of Collateral shall be deposited, which is maintained by the Borrower or its Subsidiaries (as applicable) with a bank selected by the Borrower or such Subsidiary and reasonably acceptable


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 8 to the Administrative Agent, and "Concentration Accounts" means all of such Concentration Accounts.

         "Continue", "Continuation" and "Continued" shall refer to the continuation pursuant to Section 2.6 of a Eurodollar Loan as a Eurodollar Loan of the same Type from one Interest Period to the next Interest Period.

         "Contract Rate" means as specified in Section 13.12(a).

         "Convert", "Conversion" and "Converted" shall refer to a conversion pursuant to Section 2.6 or Article 4 of one Type of Loan into the other Type of Loan.

         "Cost of Acquisition" means, with respect to any Acquisition, as of the date of such Acquisition, the sum of the following (without duplication): (a) the value of the Capital Stock, warrants or options to acquire Capital Stock of the Borrower or any of its Subsidiaries to be transferred in connection therewith (adjusted to give effect to any limitations on transfer of such Capital Stock, warrants or options), (b) the amount of any cash and the fair market value of all other Property (excluding Property described in clause (a) and the unpaid principal amount of any debt instrument) given as consideration,
(c) the amount (determined by using the face amount or the amount payable at maturity, whichever is greater) of any Debt incurred (without duplication), assumed or acquired by the Borrower or any of its Subsidiaries in connection with such Acquisition, (d) all additional purchase price amounts in the form of earnouts and other contingent obligations that should be recorded on the financial statements of the Borrower and its Subsidiaries in accordance with GAAP, (e) all amounts paid in respect of covenants not to compete or consulting agreements that should be capitalized on financial statements of the Borrower and its Subsidiaries in accordance with GAAP, and (f) the aggregate fair market value of all other consideration given by the Borrower or any of its Subsidiaries in connection with such Acquisition.

         "Currency Hedge Agreement" means any currency hedge or exchange agreement, option or futures contract or other agreement intended to protect against or manage a Person's exposure to fluctuations in currency exchange rates.

         "Current Date" means a date occurring no more than 30 days prior to (a) the Closing Date or (b) such earlier date which is acceptable to the Administrative Agent.

         "Debt" means as to any Person at any time (without duplication): (a) all indebtedness, liabilities and obligations of such Person for borrowed money,
(b) all indebtedness, liabilities and obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (c) all indebtedness, liabilities and obligations of such Person to pay the deferred purchase price of Property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than 90 days, (d) all Capital Lease Obligations of such Person, (e) all Debt of others Guaranteed by such Person, (f) all indebtedness, liabilities and obligations secured by a Lien existing on Property owned by such Person, whether or not the indebtedness, liabilities or obligations secured thereby have been assumed by such Person or are

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 9 non-recourse to such Person, (g) all reimbursement obligations of such Person in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments, (h) all indebtedness, liabilities and obligations of such Person to redeem or retire shares of Capital Stock of such Person, (i) all indebtedness, liabilities and obligations of such Person under Interest Rate Protection Agreements or Currency Hedge Agreements, and (j) all indebtedness, liabilities and obligations of such Person in respect of unfunded vested benefits under any Plan or Canadian Plan.

         "Default" means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.

         "Default Rate" means (a) in respect of any principal of any Loan or any Reimbursement Obligation at all times during which any Event of Default has occurred and is continuing, and (b) in respect of any principal of any Loan, any Reimbursement Obligation or any other amount payable by the Borrower under this Agreement or any other Loan Document which is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period of such Event of Default or during the period commencing on the due date until such amount is paid in full, respectively, equal to the lesser of (i) the sum of two percent (2.00%) plus the ABR as in effect from time to time plus the Applicable Margin for ABR Loans or (ii) the Maximum Rate; provided, however, that if such Event of Default relates to, or if such amount in default is, principal of a Eurodollar Loan and the due date is a day other than the last day of an Interest Period therefor, the "Default Rate" for such principal shall be, for the period from and including the due date and to but excluding the last day of the Interest Period therefor, the lesser of (i) the sum of two percent (2.00%) plus the interest rate for such Eurodollar Loan for such Interest Period as provided in clause (ii) of Section 2.4(a) hereof or (ii) the Maximum Rate and, thereafter, the rate provided for above in this definition.

         "Deposit Account" means a deposit account maintained by the Borrower with a bank selected by the Borrower and reasonably acceptable to the Administrative Agent.

         "Dollars" and "$" mean lawful money of the U.S.

         "Dynamex Canada" means as specified in the introductory paragraph of this Agreement.

         "Dynamex Canada LP" means as specified in the introductory paragraph of this Agreement.

         "Dynamex Common Stock" means the common stock of the Borrower, par value $0.01 per share.

         "Dynamex East" means as specified in the introductory paragraph of this Agreement.

         "Dynamex IPO" means the initial public offering of shares of Dynamex Common Stock which occurred on or about August 16, 1996.


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 10

         "Dynamex West" means as specified in the introductory paragraph of this Agreement.

         "EBITDA" means, for any period, without duplication, the sum of the following for the Borrower and its Subsidiaries (or other applicable Person) for such period determined on a consolidated basis in accordance with GAAP: (a) Net Income, plus (b) Interest Expense, plus (c) income and franchise taxes to the extent deducted in determining Net Income, plus (d) depreciation and amortization expense, plus (e) other non-cash items to the extent deducted in determining Net Income, minus (f) non-cash income to the extent included in determining Net Income, plus (g) for any calculation that includes any fiscal quarter or quarters ended during the fiscal year ending July 31, 2001, the actual amount of the extraordinary legal fees paid during such fiscal quarter or quarters, provided that the aggregate amount of the legal fees that may be added to the EBITDA calculation for the fiscal year ending July 31, 2001, shall not be greater than $350,000.

         "Eligible Assignee" means (a) a Lender or any Affiliate of a Lender or
(b) any commercial bank, savings and loan association, savings bank, finance company, insurance company, pension fund, mutual fund or other financial institution (whether a corporation, partnership or other entity) or other Person approved by the Administrative Agent and, unless a Default has occurred and is continuing at the time any assignment is affected in accordance with Section 13.8, the Borrower, which approval shall not be unreasonably withheld or delayed by the Administrative Agent or the Borrower; provided, however, that neither the Borrower nor an Affiliate of the Borrower shall qualify as an Eligible Assignee.

         "Eligible Receivables" means, at any date of determination, without duplication, the aggregate of each Receivable owned by the Borrower or any Subsidiary of the Borrower, created in the ordinary course of business which satisfies each of the following conditions:

                  (a) Such Receivable complies with all applicable Governmental Requirements, including, without limitation to the extent applicable, usury laws, the Federal Truth in Lending Act and Regulation Z of the Board of Governors of the Federal Reserve System and similar Canadian laws;

                  (b) Such Receivable, at the date of issuance of its invoice,
         (i) was payable not more than 30 days after the original date of issuance of the invoice therefor or (ii) was payable more than 30 days and not more than 60 days after the original date of issuance of the invoice therefor and was payable by an account debtor and pursuant to terms approved by the Administrative Agent in writing;

                  (c) Such Receivable has not been outstanding for more than 60 days past the original date of invoice;

                  (d) Such Receivable represents a legal, valid and binding payment obligation of the account debtor enforceable in accordance with its terms and arising from an enforceable contract, the performance of which contract, insofar as it relates to such


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 11

         Receivable, has been completed by the Borrower or one of its Subsidiaries (as applicable);

                  (e) Such Receivable does not arise from the sale of any Inventory on a bill-and hold, guaranteed sale, sale-or-return, sale on approval, consignment or any other repurchase or return basis;

                  (f) The Borrower or one of its Subsidiaries (as applicable) has good and indefeasible title to such Receivable, the Administrative Agent holds a perfected first priority Lien on such Receivable pursuant to the Security Documents (unless such Receivable is owned by a Subsidiary organized under the laws of Canada or a province thereof), and such Receivable is not subject to any Liens except Liens in favor of the Administrative Agent pursuant to the Loan Documents;

                  (g) Such Receivable does not arise out of a contract with, or an order from, an account debtor that, by its terms (other than terms which are invalid under applicable law), prohibits or makes void or unenforceable the grant of a security interest to the Administrative Agent in and to such Receivable;

                  (h) The amount of such Receivable included in Eligible Receivables is not subject to any setoff, counterclaim, defense, dispute, recoupment or adjustment other than normal discounts for prompt payment offered in the ordinary course of business, and control over collection of such Receivable has not been contractually relinquished to an attorney, collection agency or other third party;

                  (i) The account debtor with respect to such Receivable is not
         (i) in the judgment of the Administrative Agent in the exercise of its discretion in good faith, unable to pay such Receivable due to such account debtor's financial condition or performance and (ii) is not insolvent or the subject of any bankruptcy or insolvency proceeding and has not made an assignment for the benefit of creditors, suspended normal business operations, dissolved, liquidated, terminated its existence, ceased to pay its debts as they become due or suffered a receiver or trustee to be appointed for any of its assets or affairs;

                  (j) Such Receivable is not evidenced by chattel paper or instruments unless the Lien on such chattel paper or instrument is a perfected first priority Lien on such chattel paper or instrument in favor of the Administrative Agent pursuant to the Security Documents;

                  (k) The account debtor has not returned or refused to retain, or otherwise notified such Borrower or any other Loan Party of any dispute concerning, or claimed nonconformity of, any of the Inventory or services relating to such Receivable;

                  (l) Such Receivable is not owed by an Affiliate of any Borrower or one of its Subsidiaries (as applicable);


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 12

                  (m) Such Receivable is payable in Dollars or Cdn. Dollars by the account debtor;

                  (n) The account debtor with respect to such Receivable is not domiciled in or organized under the laws of any country other than the U.S. or Canada;

                  (o) Such Receivable is not owed by an account debtor as to which more than ten percent of the aggregate balances then outstanding on all Receivables owed by such account debtor thereon and/or its Affiliates to the Borrower or one of its Subsidiaries (as applicable) are more than 90 days past the original date of invoice; provided, that if a single invoice causes the outstanding Receivables from an account debtor that are 90 days past due to be greater than ten percent of the aggregate Receivables owed by such account debtor, but such Receivables from such invoice otherwise are "Eligible Receivables" but for this clause (o) or clause (c) of this definition, then only such Receivables from such invoice will be excluded in determining "Eligible Receivables";

                  (p) The account debtor with respect to such Receivable is not the U.S. or any state thereof, Canada or any province thereof or any department, agency or instrumentality of any of the foregoing, unless, with respect to the Lien on such Receivable in favor of the Administrative Agent, the Federal Assignment of Claims Act of 1940, as amended, or the state equivalent thereof (with respect to the U.S. or any state thereof or any department, agency or instrumentality thereof) or the Financial Administration Act (Canada), as amended, or the Canadian provincial equivalent thereof (with respect to Canada or any province thereof or any department, agency or instrumentality thereof), as amended and as may be applicable, shall have been complied with as the same relates to such Receivable;

                  (q) The account debtor with respect to such Receivable is not located in New Jersey, Minnesota, West Virginia or any other state or province denying creditors access to its courts in the absence of a notice of business activities report or other similar filing, unless Borrower or one of its Subsidiaries (as applicable) has either qualified as a foreign corporation authorized to transact business in such state or province or has filed a notice of business activities report or similar appropriate filing with the applicable state agency for the then-current year;

                  (r) Such Receivable is not owed by an account debtor as to which the aggregate of all Receivables owing by such account debtor or an Affiliate of such account debtor exceeds ten percent of the aggregate of all Receivables at such date, provided that an amount of Receivables owing by such account debtor that do not exceed ten percent of the aggregate of all Receivables at such date shall not be excluded pursuant to this clause (r); and


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 13

                  (s) Such Receivable is not otherwise deemed "ineligible" for borrowing purposes by the Administrative Agent in the exercise of its reasonable discretion in good faith.

The amount of the Eligible Receivables owed by an account debtor to the Borrower or one of its Subsidiaries (as applicable) shall be net of, and shall be reduced by (if and to the extent not already so reduced by virtue of the preceding clauses of this definition), the amount of all contra accounts, reserves, credits, rebates and (subject to the proviso below) other indebtedness, liabilities or obligations owed by the Borrower or one of its Subsidiaries (as applicable) to such account debtor; provided, however, that the existence of any such other indebtedness, liabilities or obligations owed by such Borrower to such account debtor shall not, in and of itself, reduce the amount of Eligible Receivables owed by such account debtor by the amount of such other indebtedness, liabilities or obligations (for purposes of this sentence or clause (h) preceding of this definition) except to the extent that such other indebtedness, liabilities or obligations are then due.

         "Environmental Law" means any federal, state, provincial, local or foreign law, statute, code or ordinance, principle of common law, rule or regulation, as well as any Permit, order, decree, judgment or injunction issued, promulgated, approved or entered thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or safety, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, discharge or disposal of Hazardous Materials, including, without limitation as to U.S. laws, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., the Superfund Amendment and Reauthorization Act of 1986, 99-499, 100 Stat. 1613, the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq., the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq., the Clean Air Act, 42 U.S.C. Section 7401 et seq., the Clean Water Act, 33 U.S.C. Section 1251 et seq., the Emergency Planning and Community Right to Know Act, 42 U.S.C.
Section 11001 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Section 136 et seq., and the Toxic Substances Control Act, 15 U.S.C.
Section 2601 et seq., and any state or local counterparts.

         "Environmental Liabilities" means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability or criminal, penal or civil statute, including, without limitation, any Environmental Law, Permit, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment.

         "Equity Issuance" means any issuance by the Borrower of any Capital Stock of the Borrower.


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 14

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereunder.

         "ERISA Affiliate" means any corporation or trade or business which is a member of a group of entities, organizations or employers of which a Loan Party is also a member and which is treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the Code.

         "Eurodollar Loans" means Loans that bear interest at rates based upon the Eurodollar Rate and the Adjusted Eurodollar Rate.

         "Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

         "Event of Default" has the meaning specified in Section 11.1.

         "Excess Cash Flow" means, for any fiscal year, and without duplication, the positive remainder (if any) of the following attributable to the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP:
(a) EBITDA for such fiscal year minus (b) the sum of (i) taxes payable by Borrower and its Subsidiaries in cash for such fiscal year, plus (ii) all principal and cash interest payments on Debt made by Borrower or any of its Subsidiaries during such fiscal year, whether optional, mandatory or scheduled payments, plus (iii) the lesser of (A) actual Capital Expenditures paid in cash during such fiscal year or (B) $4,000,000, plus (iv) any increase in working capital (i.e., the positive remainder (if any) of (A) the sum of Receivables plus "prepaids and other current assets" as set forth in the Borrower's financial statements delivered pursuant to Section 8.1) during such fiscal year, minus (B) "accounts payable and accrued liabilities" as set forth in the Borrower's financial statements delivered pursuant to Section 8.1), minus (v) any decrease in working capital (i.e., the positive remainder (if any) of (A) accounts payable and accrued liabilities minus (B) the sum of Receivables plus prepaids and other current assets) during such fiscal year.

         "Excess Insurance Proceeds" means any and all proceeds of any Insurance Recovery which the Borrower or its Subsidiary (as applicable) (a) has elected to not apply to the repair, construction or replacement of the Property affected or to the purchase of other, similar Property for use in its business or (b) has not both (i) elected to apply to the repair, construction or


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 15 replacement of the Property affected or to the purchase of other, similar Property for use in its business within 90 days of the event giving rise to the Insurance Recovery and (ii) actually applied to such repair, construction, replacement or purchase (A) within 180 days after the earliest to occur of the receipt of such proceeds by the Borrower, any of its Subsidiaries or the Administrative Agent, with respect to an Insurance Recovery relating to other than real Property, or (B) commencing within 180 days after the earliest to occur of the receipt of such proceeds by the Borrower, any of its Subsidiaries or the Administrative Agent and continuing in a reasonably prompt and diligent fashion thereafter, with respect to an Insurance Recovery relating to real Property.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

         "Excluded Taxes" means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower under this Agreement, (a) income or franchise taxes imposed on (or measured by) its net income by the U.S., or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its Applicable Lending Office is located, and (b) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under this Agreement), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 3.6, except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 3.5.

         "Existing Agreement" means as specified in Recital D of this Agreement.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest one-sixteenth of one percent (1/100 of 1%)) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published on such next succeeding Business Day, the Federal Funds Rate for any day shall be the average rate which would be charged to the Reference Lender on such day on such transactions as determined by the Administrative Agent.

         "First Restated Agreement" means as specified in Recital C of this Agreement.

         "Fixed Charge Coverage Ratio" means, for any period, the ratio of (a) the sum of the following (without duplication) for the Borrower and its Subsidiaries for such period determined


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 16 on a consolidated basis in accordance with GAAP: (i) Net Income, plus (ii) Interest Expense, plus (iii) income and franchise taxes to the extent deducted in determining Net Income, plus (iv) depreciation and amortization expense and other non-cash items to the extent deducted in determining Net Income, minus (v) non-cash income to the extent included in determining Net Income, plus (vi) Lease Expense, minus (vii) Capital Expenditures, plus (viii) for any calculation that includes any fiscal quarter or quarters ended during the fiscal year ending July 31, 2001, the actual amount of the extraordinary legal fees paid during such fiscal quarter or quarters, provided that the aggregate amount of the legal fees that may be added to the Fixed Charge Coverage Ratio calculation for the fiscal year ending July 31, 2001, shall not be greater than $350,000, to (b) the Fixed Charges of the Borrower and its Subsidiaries for such period.

         "Fixed Charges" means, for any period, the sum of the following for the Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP: (a) Interest Expense, plus (b) taxes paid in cash, (c) principal payments of Debt, plus (d) Lease Expense.

         "Fleet Services" means as specified in the introductory paragraph of this Agreement.

         "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than the U.S., any State thereof or the District of Columbia.

         "Funded Debt" means, at any particular time, the aggregate amount of all Debt of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP, exclusive of (i) Debt referred to in clauses (e) and
(j) of the definition of such term if and to the extent (but only if and to the extent) that such Debt is not included on the consolidated balance sheet of the Borrower and its Subsidiaries, and (ii) Debt referred to in clause (f) of the definition of such term if and to the extent that such Debt is non-recourse to the Borrower and its Subsidiaries.

         "Future Acquisitions" means any and all purchases or acquisitions by the Borrower or any of its Subsidiaries, on or after the Closing Date, of all or a material or substantial part of the Capital Stock or business or Properties of another Person (including, without limitation, by way of merger, consolidation, amalgamation or wind-up).

         "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

         "Gain Recognition Agreement" means that certain Consent To Extend the Time To Assess Tax Under Section 367- Gain Recognition Agreement on IRS Form 8838 executed by the Borrower and dated as of November 6, 2001.


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 17

         "Governmental Authority" means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Governmental Requirement" means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, Permit, certificate, license, authorization or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any indebtedness, liability or obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other indebtedness, liability or obligation as to the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum anticipated liability in respect thereof (assuming such Person is required to perform thereunder).

         "Guaranties" means the Guaranty Agreements in form and substance satisfactory to the Administrative Agent executed by each of the Subsidiaries of the Borrower, other than the Canadian Subsidiaries, and any other Loan Party (one executed by each such Loan Party), dated December 15, 1995 or a subsequent date (including, without limitation, dated November 9, 2001), in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders, and any Guaranty Agreement executed pursuant to Article 5 hereof, and any and all amendments, modifications, supplements, renewals, extensions, restatements or replacements thereof.

         "Hazardous Material" means any substance, product, liquid, waste, pollutant, chemical, contaminant, insecticide, pesticide, gaseous or solid matter, organic or inorganic matter, fuel, micro-organisms, ray, odor, radiation, energy, vector, plasma, constituent or material which (a) is or becomes listed, regulated or addressed under any Environmental Law or (b) is, or is deemed to be, alone or in any combination, hazardous, hazardous waste, toxic, a pollutant, a deleterious substance, a contaminant or a source of pollution or contamination under any Environmental Law, including, without limitation, asbestos, petroleum, underground storage tanks (whether empty or containing any substance) and polychlorinated biphenyls.


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 18

         "Holdings NS Corp." means as specified in the introductory paragraph of this Agreement.

         "Indemnified Taxes" means Taxes other than Excluded Taxes.

         "Indemnity, Subrogation and Contribution Agreement" means an Indemnity, Subrogation and Contribution Agreement among the Loan Parties and the Administrative Agent in form and substance satisfactory to the Administrative Agent, and any and all amendments, modifications, supplements, renewals, extensions, restatements or replacements thereof.

         "Intellectual Property" means any U.S., Canadian or foreign patents, patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

         "Interest Expense" means, for any period, all interest on Debt of the Borrower and its Subsidiaries (or other applicable Person) paid or accrued during such period, including the interest portion of payments under Capital Lease Obligations; provided, however, for purposes of determining compliance with the financial covenants set forth in Section 10.2, Interest Expense (in computing Fixed Charges) shall exclude interest payable in kind or in other securities of the obligor other than cash or cash equivalents.

         "Interest Period" means, with respect to any Eurodollar Loan, each period commencing on the date such Loan is made or Converted from an ABR Loan or (if Continued) the last day of the next preceding Interest Period with respect to such Loan, and ending on the numerically corresponding day in the first, second or third calendar month thereafter, as the Borrower may select as provided in Section 2.8 hereof, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the subsequent calendar month) shall end on the last Business Day of the subsequent calendar month. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (b) any Interest Period which would otherwise extend beyond the Maturity Date shall end on the Maturity Date; (c) no more than five Interest Periods for Eurodollar Loans shall be in effect at the same time; (d) no Interest Period shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loans would otherwise be a shorter period, such Loans shall not be available hereunder; and
(e) no Interest Period for a Loan may commence before and end after any principal repayment date unless, after giving effect thereto, the aggregate principal amount of the Eurodollar Loans having Interest Periods that end after such principal payment date shall be equal to or less than the amount of the applicable Loans scheduled to be outstanding hereunder after such principal payment date.


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 19

         "Interest Rate Protection Agreements" means, with respect to any Person, an interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more Lenders that are parties to this Agreement providing for the transfer or mitigation of interest rate risks either generally or under specified contingencies.

         "Inventory" means all inventory now owned or hereafter acquired by the Borrower or any of its Subsidiaries wherever located and whether or not in transit, which is or may at any time be held for sale or lease, or furnished under any contract (exclusive of leases of real Property) for service or held as raw materials, work in process, or supplies or materials used or consumed in the business of the Borrower or any of its Subsidiaries.

         "Investments" means as specified in Section 9.5.

         "Issuing Bank" means Bank of America or such other Lender which is a commercial bank as the Borrower and Bank of America may mutually designate from time to time which agrees to be the issuer of such Letter of Credit.

         "Joinder Agreement" means a Joinder Agreement in substantially the form of Exhibit C hereto.

         "Lease Expense" means, for any period, the lease expense of the Borrower and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, and includes, without limitation, expenses under Operating Leases.

         "Lender" and "Lenders" means as specified in the introductory paragraph of this Agreement.

         "Letter Agreement" means as specified in Recital F of this Agreement.

         "Letter of Credit" means any standby letter of credit (a) issued from time to time by the Issuing Bank for the account of the Borrower pursuant to this Agreement or (b) issued pursuant to the Original Agreement, the First Restated Agreement or the Existing Agreement which is outstanding as of the Closing Date.

         "Letter of Credit Agreement" means, with respect to each Letter of Credit to be issued by the Issuing Bank therefor, the letter of credit application and reimbursement agreement which such Issuing Bank requires to be executed by the Borrower in connection with the issuance of such Letter of Credit.

         "Letter of Credit Liabilities" means, at any time, the aggregate undrawn face amount of all outstanding Letters of Credit and all unreimbursed drawings under Letters of Credit.

         "Lien" means any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation or other encumbrance of any kind or nature whatsoever (including,


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 20 without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law or otherwise.

         "Loan Documents" means this Agreement, the Notes, the Security Documents, the Indemnity, Subrogation and Contribution Agreement, the Administrative Agent's Letter, the Letters of Credit, the Letter of Credit Agreements, the Joinder Agreements, any Interest Rate Protection Agreement or Currency Hedge Agreement between the Borrower or any of its Subsidiaries and any Lender and all other agreements, documents and/or instruments now or hereafter executed and/or delivered pursuant to or in connection with any of the foregoing, and any and all amendments, modifications, supplements, renewals, extensions, restatements or replacements thereof.

         "Loan Party" means (a) the Borrower, Dynamex East, Dynamex West, Road Runner, NYDEX, Fleet Services, Canada Holdings, Provincial Couriers, Holdings NS Corp., Provincial NS Corp., Dynamex Canada LP, Dynamex Canada and Alpine, (b) each of the Subsidiaries of the Borrower (whether existing on or after the Closing Date, including, without limitation, each Acquired Entity) and (c) any other Person who is or becomes a party to any agreement, document or instrument that Guarantees or secures payment or performance of the Obligations or any part thereof.

         "Loans" means as specified in Section 2.1, and "Loan" means any of such Loans. Without limiting the generality of the foregoing, the term "Loans" includes both the Revolving Loan Portion and the Amortizing Loan Portion.

         "Material Adverse Effect" means any material adverse effect, or the occurrence of any event or the existence of any condition that could reasonably be expected to have a material adverse effect, on (a) the prospects, business or financial condition or performance of the Borrower and its Subsidiaries, taken as a whole, or of the Borrower, Dynamex East, Dynamex West, Road Runner, NYDEX or Fleet Services on an individual basis, (b) the prospects, business or financial condition or performance of the Canadian Subsidiaries, taken as a whole, or of Dynamex Canada and its Subsidiaries, taken as a whole, or of Dynamex Canada on an individual basis, (c) the ability of the Borrower to pay and perform the Obligations when due, or (d) the validity or enforceability of
(i) any of the Loan Documents, (ii) any Lien created or purported to be created by any of the Loan Documents or the required priority of any such Lien, or (iii) the rights and remedies of the Administrative Agent or the Lenders under any of the Loan Documents.

         "Material Contracts" means, as to any Person, any supply, purchase, service, employment, tax, indemnity, shareholder or other agreement or contract for which the aggregate amount or value of services performed or to be performed for or by, or funds or other Property transferred or to be transferred to or by, such Person or any of its Subsidiaries party to such agreement or contract, or by which such Person or any of its Subsidiaries or any of their respective Properties are otherwise bound under the terms thereof, during any fiscal year of the Borrower exceeds $250,000 or Cdn. $300,000, and any and all amendments, modifications,


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 21 supplements, renewals or restatements thereof, and, in any event, the term "Material Contracts" includes those agreements and contracts described on
Schedule 7.22 attached hereto.

         "Maturity Date" means February 28, 2003.

         "Maximum Rate" means, with respect to any Lender, the maximum non-usurious interest rate, if any, that any time or from time to time may be contracted for, taken, reserved, charged or received with respect to the particular Obligations as to which such rate is to be determined, payable to such Lender pursuant to this Agreement or any other Loan Document, under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrower at the time of such change in the Maximum Rate. For purposes of determining the Maximum Rate under Texas law, the applicable rate ceiling shall be the indicated rate ceiling described in, and computed in accordance with, Article 5069-1.04, Vernon's Texas Civil Statutes or any successor or replacement statute; provided, however, that, to the extent permitted by applicable law, the Administrative Agent shall have the right to change the applicable rate ceiling from time to time in accordance with applicable law.

         "Monthly Date" means the last day of each month of each year, the first of which shall be November 30, 2001.

         "Mortgaged Properties" means, collectively, any real Properties or interests therein which become or are required to become subject to Mortgages pursuant to Section 5.4 hereof.

         "Mortgages" means any (if any) deed of trusts, leasehold deeds of trust, mortgages, leasehold mortgages, collateral assignments of leases and other real estate security documents executed and delivered pursuant to this Agreement by the Borrower or any of its Subsidiaries or any other Loan Party in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders with respect to any Mortgaged Property, and any and all amendments, modifications, supplements, renewals, restatements or replacements thereof.

         "Multiemployer Plan" means a multiemployer plan defined as such in
Section 3(37) of ERISA to which contributions have been made by or are required from any Loan Party or any ERISA Affiliate since 1974 and which is covered by Title IV of ERISA.

         "Net Income" means, for any period, the net income (or loss) of the Borrower and its Subsidiaries (or other applicable Person) for such period, determined on a consolidated basis in accordance with GAAP, but excluding (for all purposes other than compliance with Section 10.2) as income (a) net gains on the sale, conversion or other disposition of capital assets, (b) net gains on the acquisition, retirement, sale or other disposition of Capital Stock and other securities


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 22 of the Borrower or its Subsidiaries, (c) net gains on the collection of proceeds of life insurance policies, and (d) any write-up of any asset.

         "Net Proceeds" means, with respect to any Asset Disposition, (a) the gross amount of cash received by the Borrower or any of its Subsidiaries from such Asset Disposition, minus (b) the amount, if any, of all taxes paid or payable by the Borrower or any of its Subsidiaries directly resulting from such Asset Disposition (including the amount, if any, estimated by the Borrower in good faith at the time of such Asset Disposition for taxes payable by the Borrower or any of its Subsidiaries on or measured by net income or gain resulting from such Asset Disposition), minus (c) the reasonable out-of-pocket costs and expenses incurred by the Borrower or such Subsidiary in connection with such Asset Disposition (including reasonable brokerage fees paid to a Person other than an Affiliate of the Borrower) excluding any fees or expenses paid to an Affiliate of the Borrower, minus (d) amounts applied to the repayment of indebtedness (other than the Obligations) secured by any Permitted Lien (if any) on the Property subject to the Asset Disposition. "Net Proceeds" with respect to any Asset Disposition shall also include proceeds (after deducting any amounts specified in clauses (b), (c) and (d) of the preceding sentence) of insurance with respect to any actual or constructive loss of Property, an agreed or compromised loss of Property or the taking of any Property under the power of eminent domain and condemnation awards and awards in lieu of condemnation for the taking of Property under the power of eminent domain, except such proceeds and awards as are released to and used by the Borrower or any of its Subsidiaries in accordance with Section 8.5. "Net Proceeds" means, with respect to any Equity Issuance, (i) the gross amount of cash or cash equivalents plus the gross value of all other consideration received from such Equity Issuance, exclusive of the proceeds of sales of Capital Stock of the Borrower to employees or directors of the Borrower or its Subsidiaries in connection with the provision of compensation or benefits to such employees or directors for their activities as such, minus (ii) the out-of-pocket costs and expenses incurred by the Borrower in connection with such Equity Issuance (including any underwriting fees paid to a Person) excluding any fees or expenses paid to an Affiliate of the Borrower which are in excess of those that would be paid or payable in connection with an arms' length transaction with a Person who is not an Affiliate of the Borrower.

         "Net Worth" means, at any particular time, all amounts which, in conformity with GAAP, would be included as stockholders' equity on a consolidated balance sheet of the Borrower and its Subsidiaries minus any additions made for currency translation adjustments.

         "Notes" means the Promissory Notes, in the form of Exhibit D or Exhibit E hereto, made by the Borrower evidencing the Revolving Loan Portion and the Amortizing Loan Portion, respectively, of the Loans and any and all amendments, modifications, supplements, renewals, extensions, restatements or replacements thereof and all substitutions therefor (including promissory notes issued by the Borrower pursuant to Section 13.8), and "Note" means any of such promissory note.

         "NYDEX" means as specified in the introductory paragraph of this Agreement.


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 23

         "Obligations" means any and all (a) indebtedness, liabilities and obligations of the Borrower and the other Loan Parties, or any of them, to the Administrative Agent, the Issuing Bank and the Lenders, or any of them, evidenced by and/or arising pursuant to any of the Loan Documents (including, without limitation, this Agreement, the Notes and the Guaranties), now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, including, without limitation, (i) the obligations of the Borrower and the Guarantors to repay the Loans and the Reimbursement Obligations, to pay interest on the Loans and the Reimbursement Obligations (including, without limitation, interest accruing after any, if any, bankruptcy, insolvency, reorganization or other similar filing) and to pay all fees, indemnities, costs and expenses (including attorneys' fees) provided for in the Loan Documents and (ii) the indebtedness constituting the Loans, the Reimbursement Obligations and such interest, fees, indemnities, costs and expenses, and (b) indebtedness, liabilities and obligations of the Borrower or any of its Subsidiaries under any and all Interest Rate Protection Agreements and Currency Hedge Agreements that it may enter into with any Lender with the prior written consent of the Administrative Agent and the Required Lenders (whether or not such Lender remains as a Lender after the execution of any such Interest Rate Protection Agreement or Currency Hedge Agreement, unless the Administrative Agent and the Required Lenders otherwise provide in connection with or as a condition to their consent).

         "Operating Lease" means, with respect to any Person, any lease, rental or other agreement for the use by that Person of any Property which is not a Capital Lease Obligation.

         "Original Agreement" means as specified in Recital B of this Agreement.

         "Other Taxes" means any and all present or future stamp or documentary taxes or other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery, performance or enforcement of, or otherwise with respect to, any Loan Document; provided, however, that "Other Taxes" shall not include Excluded Taxes.

         "Outstanding Credit" means, at any particular time, the sum of (a) the aggregate outstanding principal amount of the Loans plus (b) the Letter of Credit Liabilities.

         "Payor" means as specified in Section 3.4.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

         "PBGF" means the Ontario Pension Benefits Guarantee Fund.

         "Pension Plan" means an employee pension benefit plan as defined in
Section 3(2) of ERISA (including a Multiemployer Plan) which is subject to the funding requirements under Section 302 of ERISA or Section 412 of the Code, in whole or in part, and which is maintained or contributed to currently or at any time within the six years immediately preceding the Closing


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 24

Date or, in the case of a Multiemployer Plan, at any time since September 2, 1974, by any Borrower or any ERISA Affiliate for employees of any Borrower or any ERISA Affiliate.

         "Perfection Certificate" means a certificate, in the form of Exhibit F hereto, appropriately completed, or in any other form approved by the Required Lenders, executed by the Borrower which certifies as to information relevant to the creation and perfection of Liens on the Collateral.

         "Peril" means as specified in Section 8.5(a).

         "Permit" means any permit, certificate, approval, order, license or other authorization.

         "Permitted Acquisition" means any Future Acquisition that complies with each of the following requirements:

                  (a) such Future Acquisition consists of (i) an acquisition of assets by a Loan Party that is organized under the laws of a State of the U.S. or (ii) an acquisition of Capital Stock by the Borrower, which Capital Stock has been issued by an entity organized under the laws of a State of the U.S.;

                  (b) all Future Acquisitions consummated or proposed to be consummated on or after January 1, 2001 shall not involve an aggregate Cost of Acquisition paid or payable, in whatever form (but exclusive of any trade payables incurred in the ordinary course of business to the extent that the aggregate amount of such trade payables assumed does not exceed the aggregate amount of accounts receivable acquired in connection with such Future Acquisitions), in excess of $5,000,000 unless such Future Acquisition has been approved in writing by the Administrative Agent and the Required Lenders;

                  (c) both before and after giving effect to such Future Acquisition and the Loans requested to be made in connection therewith, no Default exists or will exist and the Borrower shall have represented pro forma compliance with the financial covenants contained in Article 10 of this Agreement for the most recent twelve-month period and as of the end of the most recent fiscal quarter after giving effect to such Future Acquisition;

                  (d) the Loan Parties shall not, as a result of or in connection with any such Future Acquisition, assume or incur any contingent liabilities (whether relating to environmental, tax, litigation or other matters) that could reasonably be expected to result in the existence or occurrence of a Material Adverse Effect;

                  (e) if such Future Acquisition involves an acquisition of Capital Stock, the Borrower shall acquire and own (and have voting control with respect to) at least 90% of each class of the issued and outstanding shares of Capital Stock of the Acquired Entity whose Capital Stock is being acquired unless a lesser percentage of each such class of Capital Stock has been approved in writing by the Administrative Agent and the Required Lenders (in which case such lesser percentage is being acquired);


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 25

                  (f) if such Future Acquisition is effectuated pursuant to a merger, consolidation, amalgamation or wind-up, the Borrower (if the Borrower is a party thereto) or the Wholly-Owned Subsidiary (if such Wholly-Owned Subsidiary is a party thereto and the Borrower is not a party thereto) shall be the Person surviving such merger, consolidation, amalgamation or wind-up; and

                  (g) such Future Acquisition shall have been approved by all requisite corporate (or other applicable entity) action (including, without limitation, shareholder or other owner action, if required) of the target entity or Acquired Entity (as applicable) required by applicable law and shall not have been disapproved or recommended for disapproval by the board of directors or analogous governing body of such target entity or Acquired Entity (as applicable).

         "Permitted Acquisition Documents" means any and all Acquisition Documents which relate to any Permitted Acquisition.

         "Permitted Liens" means:

                  (a)       Liens disclosed on Schedule 1.1(a) hereto;

                  (b) Liens securing the Obligations in favor of the Administrative Agent (for the benefit of the Administrative Agent and the Lenders) pursuant to the Loan Documents;

                  (c) Encumbrances consisting of easements, rights-of-way, zoning restrictions or other restrictions on the use of real Property or, as to the real Property referred to in clause (ii) below only, imperfections to title that (i) as to any Mortgaged Property, do not (individually or in the aggregate) materially affect the value of the Property encumbered thereby or materially impair the ability of the Borrower or any of its Subsidiaries to use such Property in its businesses, and none of which is violated in any material respect by existing or proposed structures or land use, and (ii) as to any real Property other than Mortgaged Property, were entered into in the ordinary course of business and could not have a Material Adverse Effect;

                  (d) Liens for taxes, assessments or other governmental charges that are not delinquent or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves have been established;

                  (e) Liens of mechanics, materialmen, warehousemen, carriers, landlords or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves have been established;


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 26

                  (f) Liens resulting from good faith deposits to secure payment of workmen's compensation or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, contracts (other than for payment of Debt) or leases, all in the ordinary course of business;

                  (g) Purchase-money Liens on any Property hereafter acquired or the assumption after the Closing Date of any Lien on Property existing at the time of such acquisition (and not created in contemplation of such acquisition), or a Lien incurred after the Closing Date in connection with any conditional sale or other title retention agreement or Capital Lease Obligation; provided that:

                  (i) any Property subject to the foregoing is acquired by the Borrower or any of its Subsidiaries in the ordinary course of its respective business and the Lien on the Property attaches concurrently or within 90 days after the acquisition thereof;

                  (ii) the Debt secured by any Lien so created, assumed or existing shall not exceed the lesser of the cost or fair market value at the time of acquisition of the Property covered thereby;

                  (iii) each such Lien shall attach only to the Property so acquired and the proceeds thereof; and

                  (iv) the Debt secured by all such Liens, when aggregated with the Debt secured by all other purchase money Liens at any time outstanding and whenever incurred or created, shall not exceed $500,000 at any time outstanding in the aggregate; and

                  (h) Any extension, renewal or replacement of any of the foregoing, provided that Liens permitted hereunder shall not be extended or spread to cover any additional indebtedness or Property;

provided, however, that (A) none of the Permitted Liens (except those in favor of the Administrative Agent) may encumber, attach or relate to the Capital Stock of or any other ownership interest in the Borrower or any of its Subsidiaries,
(B) none of the Permitted Liens referred to in clause (a) preceding, other than purchase-money Liens permitted in accordance with this Agreement, may have a priority equal or prior to the Liens in favor of the Administrative Agent as security for the Obligations, and (C) none of the Permitted Liens may encumber, attach or relate to any Property of any Canadian Subsidiary other than, with respect to Dynamex Canada only, the existing Liens disclosed on Schedule 1.1(a) hereto which are expressly described on such schedule as attaching to Property of Dynamex Canada.

         "Permitted Subordinated Debt" means Debt of the Borrower which meets all of the following requirements: (a) such Debt is wholly unsecured; and (b) such Debt is evidenced and


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 27 governed by agreements, documents and instruments in form and substance, and containing payment, subordination and other terms and provisions, which have been wholly approved by the Administrative Agent and the Required Lenders in writing prior to the incurrence of such Debt.

         "Person" means any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, Governmental Authority or other entity.

         "Plan" means any employee benefit plan as defined in Section 3(3) of ERISA established or maintained or contributed to by any Loan Party or any ERISA Affiliate, including any Pension Plan.

         "Prime Rate" means, at any time, the rate of interest per annum then most recently announced or established by Bank of America as its highest commercial prime rate then in effect, which rate may not be the lowest rate of interest charged by Bank of America to its commercial borrowers.

         "Principal Office" means the principal office of the Administrative Agent in Dallas, Texas, presently located at 901 Main Street, 7th Floor, Dallas, Texas 75202.

         "Prior Acquisitions" means (a) any and all purchases or acquisitions by the Borrower or any of its Subsidiaries (whether or not such Subsidiaries currently exist), prior to the Closing Date, of all or a material or substantial part of the Capital Stock or business or Properties of another Person (including, without limitation, by way of merger, consolidation, amalgamation or wind-up), including, without limitation, the purchases or acquisitions of the Capital Stock or business or Properties of the entities identified on Schedule 1.1(b) hereto consummated after August 26, 1997, and (b) any and all of the mergers, consolidations, amalgamations and wind-ups of any one or more of such Persons with or into the Borrower or any of its Subsidiaries (whether or not such Subsidiaries currently exist).

         "Prior Acquisition Documents" means all Acquisition Documents which relate to any Prior Acquisition.

         "Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

         "Projections" means the Borrower's forecasted consolidated (a) balance sheets, (b) income statements, and (c) cash flow statements, together with appropriate supporting details and a statement of underlying assumptions, after giving effect to the Related Transactions (including, without limitation, the Prior Acquisitions), which Projections are dated as of July, 2001, and are attached hereto as Schedule 1.1(c).

         "Property" means property or assets of all kinds, real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto), whether owned or acquired on or after the Closing Date.


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 28

         "Provincial Couriers" means as specified in the introductory paragraph of this Agreement.

         "Provincial NS Corp." means as specified in the introductory paragraph of this Agreement.

         "Quarterly Date" means the last day of each January, April, July and October of each year, the first of which shall be January 31, 2002.

         "Receivables" means, as at any date of determination thereof, each and every "account" as such term is defined in the UCC and includes, without limitation, the unpaid portion of the obligation, as stated on the respective invoice, or, if there is no invoice, other writing, of a customer of the Borrower or any of its Subsidiaries in respect of Inventory sold and shipped or services rendered by the Borrower or any of its Subsidiaries.

         "Reference Lender" means Bank of America.

         "Register" means as specified in Section 13.8(d).

         "Registered Note" means as specified in Section 2.2(b).

         "Registered Note Register" means as specified in Section 13.8(h).

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

         "Regulatory Change" means, with respect to any Lender, any change after the Closing Date in any U.S. federal or state, Canadian federal or provincial or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of lenders including such Lender of or under any U.S. federal or state, Canadian federal or provincial or foreign laws or regulations (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

         "Reimbursement Obligation" means the obligation of the Borrower to reimburse the Issuing Bank for any drawing under a Letter of Credit.

         "Related Transactions" means, collectively, (a) the Acquisitions, (b) the execution and delivery of the Related Transactions Documents, (c) the issuance of the Dynamex Common Stock pursuant to the Dynamex IPO and the Borrower's receipt of cash proceeds in connection therewith, (d) the incorporation, establishment and organization of the Subsidiaries of the Borrower, and (e) the payment of all fees, costs and expenses associated with the foregoing.

         "Related Transactions Documents" means the Acquisition Documents, the agreements, documents, instruments and certificates relating to the Dynamex IPO and all other agreements,


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 29 documents, instruments and certificates executed and/or delivered pursuant to or in connection with any of the Related Transactions.

         "Release" means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, discharge, disposal, disbursement, leaching or migration of Hazardous Materials into the indoor or outdoor environment or into or out of Property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water or ground water.

         "Remedial Action" means all actions required to (a) cleanup, remove, respond to, treat or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) perform studies and investigations on the extent and nature of any actual or suspected contamination, the remedy or remedies to be used or health effects or risks of such contamination, or (d) perform post-remedial monitoring, care or remedy of a contaminated site.

         "Reportable Event" means any of the events set forth in Section 4043 of ERISA.

         "Required Lenders" means, at any date of determination, Lenders having in the aggregate at least sixty-six and two-thirds percent (66-2/3%) (in Dollar amount) of the sum of (a) the aggregate amount of the outstanding Commitments (or, if such Commitments have terminated or expired, the aggregate outstanding principal amount of the Revolving Loan Portion and the aggregate Letter of Credit Liabilities), plus (b) the aggregate outstanding principal amount of the Amortizing Loan Portion.

         "Required Payment" means as specified in Section 3.4.

         "Reserve Requirement" means, for any Eurodollar Loan of any Lender for any Interest Period therefor, the maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under any regulations of the Board of Governors of the Federal Reserve System (or any successor) by such Lender for deposits exceeding $1,000,000 against "Eurocurrency Liabilities" as such term is used in Regulation D. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such Lenders by reason of any Regulatory Change against (a) any category of liabilities which includes deposits by reference to which the Eurodollar Rate or the Adjusted Eurodollar Rate is to be determined or (b) any category of extensions of credit or other assets which include Eurodollar Loans.

         "Responsible Officer" means, as to any Loan Party, the chief financial officer, chief accounting officer, chief operating officer or chief executive officer of such Person.

         "Restricted Payment" means (a) any dividend or other distribution (whether in cash, Property or obligations), direct or indirect, on account of (or the setting apart of money for a


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 30 sinking or other analogous fund for) any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, or interest on, or any redemption, conversion, exchange, purchase, retirement or defeasance of, or payment with respect to, any Subordinated Debt; (d) any loan, advance or payment to any officer, director or shareholder of the Borrower or any of its Subsidiaries (other than a shareholder consisting of the Borrower or a Subsidiary of the Borrower), exclusive of reasonable compensation paid to officers or directors paid in the ordinary course of business; and (e) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding.

         "Revolving Loan Portion" means (a) that portion of the principal of the Loans outstanding as of the Closing Date that is not a part of the Amortizing Loan Portion of the Loans and (b) any other Loans made on or after the Closing Date under Section 2.1(a).

         "Revolving Period" means the period commencing on the Closing Date and ending on the day immediately preceding the Revolving Period Termination Date.

         "Revolving Period Termination Date" means the Maturity Date.

         "Road Runner" means as specified in the introductory paragraph of this Agreement.

         "Security Agreements" means security agreements, pledge agreements, securities pledge agreements, debenture pledge agreements, hypothecs, bank act security documents, and other agreements, documents or instruments evidencing or creating a Lien as security for the Obligations or any portion thereof in form and substance satisfactory to the Administrative Agent executed by the Borrower and each of its Subsidiaries and any other Loan Party (one executed by each such Loan Party unless otherwise agreed by the Administrative Agent and the Required Lenders), dated December 15, 1995 or a subsequent date (including, without limitation, dated November 9, 2001), in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders, and any such agreement, document or instrument executed pursuant to Article 5 hereof, and any and all amendments, modifications, supplements, renewals, extensions, restatements or replacements thereof.

         "Security Documents" means the Guaranties, the Security Agreements, the Mortgages and the Perfection Certificate, as they may be amended, modified, supplemented, renewed, extended, restated or replaced from time to time, and any and all other agreements, deeds of trust, mortgages, chattel mortgages, security agreements, pledges, guaranties, assignments of proceeds, assignments of income, assignments of contract rights, assignments of partnership interests, assignments of royalty interests, assignments of performance or other collateral assignments, completion or surety bonds, standby agreements, subordination agreements,


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 31 undertakings and other agreements, documents, instruments and financing statements now or hereafter executed and/or delivered by any Loan Party in connection with or as security or assurance for the payment or performance of the Obligations or any part thereof.

         "Shareholder Litigation" means the outstanding shareholder suit filed against the Borrower in November of 1998 in the U.S. District Court for the Northern District of Texas for a class of all purchasers of the Borrower's common stock during the period of September 18, 1997 through and including September 17, 1999.

         "Solvent" means, with respect to any Person as of the date of any determination, that on such date (a) the fair value of the Property of such Person (both at fair valuation and at present fair saleable value) is greater than the total liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to current and anticipated future capital requirements and current and anticipated future business conduct and the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount which, in light of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Subordinated Debt" means, at any particular time, any and all other Debt of the Borrower or any of its Subsidiaries which is subordinated to all or any portion of the Obligations (including, without limitation, Permitted Subordinated Debt).

         "Subordinated Debt Documents" means any and all agreements, documents and instruments now or hereafter evidencing or governing any Subordinated Debt.

         "Subsidiary" means, with respect to any Person, any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (irrespective of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) that is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

         "Syndication Agent" means as specified in the introductory paragraph of this Agreement.


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 32

         "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority (including, without limitation, Excluded Taxes and Other Taxes).

         "Total Debt" means, at any particular time, the aggregate amount of all Debt of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

         "Type" means any type of Loan (i.e., an ABR Loan or a Eurodollar Loan).

         "UCC" means the Uniform Commercial Code as in effect in the State of Texas and/or any other jurisdiction, the laws of which may be applicable to or in connection with the creation, perfection or priority of any Lien on any Property created pursuant to any Security Document.

         "Unified Cash Management System" means as specified in Section 8.13.

         "U.S." means the United States of America.

         "U.S. Person" means a citizen or resident of the U.S., a corporation, partnership or other entity created or organized in or under any laws of the U.S. or any estate or trust that is subject to U.S. Federal income taxation regardless of the source of its income.

         "U.S. Subsidiaries" means a Subsidiary of the Borrower which is incorporated or organized under the laws of the U.S. or under the laws of a state of the U.S.

         "U.S. Taxes" means any present or future tax, assessment or other charge or levy imposed by or on behalf of the U.S. or any taxing authority thereof.

         "Wholly-Owned Subsidiary" means, with respect to any Person, a Subsidiary of such Person all of whose outstanding Capital Stock (other than directors' qualifying shares, if any) shall at the time be owned by such Person and/or one or more of its Wholly-Owned Subsidiaries.

         Section 1.2 Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC.

         Section 1.3 Accounting Terms and Determinations.

         (a) All accounting terms not specifically defined herein shall be construed in accordance with GAAP (subject to year end adjustments, if applicable) consistent with such accounting principles applied in the preparation of the audited financial statements referred to in Section 7.2(a). All financial information delivered to the Administrative Agent pursuant to


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 33

Section 8.1 shall be prepared in accordance with GAAP (subject to year end adjustments, if applicable) applied on a basis consistent with such accounting principles applied in the preparation of the audited financial statements referred to in Section 7.2(a) or in accordance with Section 8.7.

         (b) The Borrower shall deliver to the Administrative Agent and the Lenders, at the same time as the delivery of any annual, quarterly or monthly financial statement under Section 8.1, (i) a description, in reasonable detail, of any material variation between the application of GAAP employed in the preparation of the next preceding annual, quarterly or monthly financial statements as to which no objection has been made in accordance with the last sentence of subsection (a) preceding and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

         (c) To enable the ready and consistent determination of compliance with the covenants set forth in this Agreement (including Article 10 hereof), neither the Borrower nor any of its Subsidiaries will change the last day of its fiscal year from July 31st or the last days of the first three fiscal quarters of the Borrower and its Subsidiaries in each of its fiscal years from that existing on the Closing Date unless such change is approved by the Required Lenders; provided, however, that the newly created Canadian Subsidiaries referred to in the Letter Agreement may have an initial fiscal year end of December 31, 2001 and, thereafter, shall have a fiscal year end of July 31st (commencing July 31, 2002).

         Section 1.4 Financial Covenants and Reporting. The financial covenants contained in Article 10 shall be calculated on a consolidated basis for the Borrower and its Subsidiaries (including, without limitation, the Canadian Subsidiaries) in accordance with GAAP (subject to appropriate adjustments for minority interests with respect to Subsidiaries which are not Wholly-Owned Subsidiaries); provided, however, that the historical financial results of operations (determined on an historical pro forma basis in form and substance satisfactory to the Administrative Agent and including any anticipated and reasonably provable improvements to EBITDA or Net Income consented to by the Administrative Agent) for the relevant periods attributable to (a) the Subsidiaries acquired prior to the Closing Date, and (b) with respect to the purchase or acquisition of all of the Capital Stock of an Acquired Entity or substantially all of the assets of a Person, in each case as permitted by clause
(ii) of Section 9.3, such Acquired Entity or such assets so acquired, shall be included (as applicable) in the financial covenants in Article 10.

                                    ARTICLE 2

                                      Loans

         Section 2.1 Commitments.

         (a) Loans. Subject to the terms and conditions of this Agreement (including, without limitation, Section 2.12), each Lender severally agrees to make one or more loans to the Borrower from time to time from and including the Closing Date to but excluding the Revolving Period Termination Date up to but not exceeding the positive remainder of (i) the amount of such


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 34

Lender's Commitment as then in effect, minus (ii) such Lender's Commitment Percentage of the Letter of Credit Liabilities then outstanding. (The loans at any time made by any one or more of the Lenders to the Borrower pursuant to the Original Agreement, the First Restated Agreement, the Existing Agreement or this Agreement, including, without limitation, the loans consisting of the Revolving Loan Portion and the Amortizing Loan Portion, are herein collectively called the "Loans"). Subject to the foregoing limitations and the other terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow the Revolving Loan Portion of the Loans during (but not after) the Revolving Period; provided, however, that the aggregate amount of the outstanding Revolving Loan Portion of the Loans plus the Letter of Credit Liabilities shall not at any time exceed the Borrowing Base. The Borrower may not repay and reborrow the Amortizing Loan Portion of the Loans. The Borrowing Base shall be determined in good faith by the Administrative Agent as of the Closing Date and shall be redetermined in good faith by the Administrative Agent monthly thereafter concurrently with the delivery, or required date of delivery, of the Borrowing Base Report to be delivered in accordance with Section 8.1(e). In addition, the Borrowing Base may be redetermined at any time and from time to time by the Administrative Agent in good faith upon the occurrence and during the continuation of a Default.

         (b) The aggregate principal amount of the loans advanced under Original Agreement, the First Restated Agreement and/or the Existing Agreement and outstanding as of the Closing Date is $39,340,000 and, notwithstanding anything to the contrary contained in this Agreement, (i) such amount (i.e., $39,340,000) shall be deemed to be the principal amount of Loans outstanding under this Agreement as of the Closing Date, (ii) $16,900,000 of such amount shall be deemed to be the principal amount of the Revolving Loan Portion outstanding under this Agreement as of the Closing Date, and (iii) $22,440,000 of such amount shall be deemed to be the principal amount of the Amortizing Loan Portion outstanding under this Agreement as of the Closing Date.

         (c) Continuation and Conversion of Loans. Subject to the terms and conditions of this Agreement, the Borrower may borrow the Loans as ABR Loans or Eurodollar Loans and, until the Maturity Date, the Borrower may Continue Eurodollar Loans or Convert Loans of one Type into Loans of the other Type.

         (d) Lending Offices. Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

Section 2.2 Notes.

         (a) Generally. The Revolving Loan Portion of the Loans made or to be made or held by each Lender and the Amortizing Loan Portion of the Loans made or held by each Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit D and Exhibit E, respectively, hereto, dated the Closing Date (or such later date on which such Lender becomes a party to this Agreement), payable to the order of such Lender in a principal amount equal to its Commitment or Amortizing Loan Portion, respectively, and otherwise duly completed. Each Lender is hereby authorized by the Borrower to endorse on a schedule (or a continuation thereof) attached to the Note of such Lender, to the extent applicable, the date,


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 35 amount and Type of and the Interest Period for each Loan made by such Lender to the Borrower and the amount of each payment or prepayment of principal of such Loan received by such Lender, provided that any failure by such Lender to make any such endorsement shall not affect the obligations of the Borrower under such Note or this Agreement in respect of such Loan.

         (b) Registered Notes. Any Lender that is not a U.S. Person and that could become completely exempt from withholding of U.S. Taxes in respect of payment of any Obligations due to such Lender hereunder relating to any of its Loans if such Loans were in registered form for U.S. Federal income tax purposes may request the Borrower (through the Administrative Agent), and the Borrower agrees thereupon, to exchange such Lender's Note(s) evidencing its Loans for a Note(s) registered as provided in Section 13.8(h) hereof (each a "Registered Note"). Registered Notes may not be exchanged for Notes that are not in registered form.

         Section 2.3 Repayment of Loans. The Borrower shall pay to the Administrative Agent for the account of each applicable Lender the principal of the Loans (including the Amortizing Loan Portion of the Loans) outstanding as of the Maturity Date (and the principal of the Loans outstanding as of the Maturity Date shall be due and payable) in full on the Maturity Date. In addition to the foregoing, the Borrower shall pay to the Administrative Agent for the account of each applicable Lender the outstanding principal of the Amortizing Loan Portion of the Loans in six installments, as follows:

                  Payment Date               Payment Amount
                  ------------               --------------
                January 31, 2002               $1,375,000
                 April 30, 2002                $1,375,000
                  July 31, 2002                $1,375,000
                October 31, 2002               $1,375,000
                January 31, 2003               $1,375,000
                February 28, 2003             $15,565,000

Section 2.4 Interest.

         (a) Interest Rate. The Borrower shall pay to the Administrative Agent for the account of each Lender interest on the unpaid principal amount of each Loan made by such Lender (or deemed made by such Lender with respect to a Loan assigned to such Lender after the making of such Loan) to the Borrower for the period commencing on the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

                  (i) during the periods such Loan is an ABR Loan, the lesser of (A) the ABR plus the Applicable Margin or
                           (B) the Maximum Rate; and

                  (ii) during the periods such Loan is a Eurodollar Loan, the lesser of (A) the Eurodollar Rate plus the Applicable Margin or (B) the Maximum Rate.


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 36

         (b) Payment Dates. Accrued interest on the Loans shall be due and payable as follows:

                  (i)      in the case of ABR Loans, on each Monthly Date;

                  (ii) in the case of each Eurodollar Loan, on the last day of the Interest Period with respect thereto;

                  (iii) upon the payment or prepayment (whether mandatory or optional) of any Loan or the Conversion of any Loan to a Loan of the other Type (but only on the principal amount so paid, prepaid or Converted); and

                  (iv)     on the Maturity Date.

         Section 2.5 Borrowing Procedure. The Borrower shall give the Administrative Agent notice of each borrowing hereunder in accordance with
Section 2.8. Not later than 11:00 a.m. (Dallas, Texas time) on the date specified for each borrowing hereunder, each Lender will make available the amount of the Loan to be made by it on such date to the Administrative Agent, at the Principal Office, in immediately available funds, for the account of the Borrower. The amount of each borrowing hereunder so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by wire transfer of immediately available funds to the Deposit Account no later than 1:00 p.m. (Dallas, Texas time); provided, however, that the amount of any borrowing hereunder used to finance any Future Acquisition may be (at the option of the Administrative Agent or the Required Lenders) disbursed directly to the sellers thereunder in accordance with the applicable Acquisition Agreement.

         Section 2.6 Optional Prepayments, Conversions and Continuations of Loans. The Borrower shall have the right from time to time to prepay the Loans, to Convert all or part of a Loan of one Type into a Loan of another Type or to Continue Eurodollar Loans; provided that: (a) the Borrower shall give the Administrative Agent notice of each such prepayment, Conversion or Continuation as provided in Section 2.8, (b) Eurodollar Loans may only be Converted on the last day of the Interest Period and any prepayment of Eurodollar Loans on any day other than the last day of the Interest Period shall be subject to payment of the additional compensation specified in Section 4.5, (c) except for Conversions of Eurodollar Loans into ABR Loans, no Conversions or Continuations shall be made while a Default has occurred and is continuing, and (d) optional prepayments of the Loans shall be applied first to the installments of principal due under the Amortizing Loan Portion of the Loans in the inverse order of the maturities of such installments and thereafter to the outstanding principal of the Revolving Loan Portion of the Loans; provided, however, that if the Borrower specifically requests that such prepayment be applied to the Revolving Loan Portion of the Loans prior to or concurrently with the making of such prepayment, then such prepayment shall be applied first to the outstanding principal of the Revolving Loan Portion of the Loans and thereafter to the installments of principal due under the Amortizing Loan Portion of the Loans in the inverse order of the maturities of such installments.


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 37

         Section 2.7 Minimum Amounts. Except for Conversions and prepayments pursuant to Article 4, each borrowing, each Conversion and each prepayment of principal of the Loans shall be in an amount at least equal to $500,000 or an integral multiple of $500,000 in excess thereof (borrowings, prepayments or Conversions of or into Loans of different Types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder shall be deemed separate borrowings, prepayments and Conversions for purposes of the foregoing, one for each Type or Interest Period).

         Section 2.8 Certain Notices. Notices by the Borrower to the Administrative Agent of terminations or reductions of Commitments, of borrowings, Conversions, Continuations and prepayments of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 11:00 a.m. (Dallas, Texas, time) on the Business Day prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below:

                                                                       Number of Business
                          Notice                                           Days Prior
                          ------                                           ----------
Terminations or Reductions of Commitments                                       3
Borrowings of or Conversions to Loans which are ABR Loans                       1
Borrowings of, Conversions to or Continuations of Loans which are               3
Eurodollar Loans

Prepayments of Loans                                                            3

Each such notice of termination or reduction shall specify the amount of the Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or prepayment shall specify the Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to Section 2.7 hereof) and Type of the Loans to be borrowed, Converted, Continued or prepaid (and, in the case of a Conversion, the Type of Loans to result from such Conversion) and the date of borrowing, Conversion, Continuation or prepayment (which shall be a Business Day). Notices of borrowings, Conversions, Continuations or prepayments shall be in the form of Exhibit G hereto, appropriately completed as applicable. Each such notice which includes reference to the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Administrative Agent shall promptly notify the Lenders of the contents of each such notice. In the event the Borrower fails to select the Type of Loan within the time period and otherwise as provided in this Section 2.8, such Loan (if outstanding as a Eurodollar Loan) will be automatically Converted into an ABR Loan on the last day of the preceding Interest Period for such Loan or (if outstanding as an ABR Loan) will remain as, or (if not then outstanding) will be made as, an ABR Loan. The Borrower may not borrow any Eurodollar Loans, Convert any Loans into Eurodollar Loans or Continue any Loans as Eurodollar Loans if the interest rate for such Eurodollar Loans would exceed the Maximum Rate.

         Section 2.9 Use of Proceeds.


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 38

         (a) The Borrower hereby represents and warrants that all proceeds of the Loans made prior to the Closing Date were used for one or more of the purposes permitted by Section 2.9 of the Existing Agreement.

         (b) The Borrower agrees that all proceeds of the Loans to be made on or after the Closing Date shall be used by the Borrower and its Subsidiaries for working capital and general corporate purposes in the ordinary course of business and to finance acquisitions permitted by this Agreement and Capital Expenditures permitted by this Agreement.

         (c) None of the proceeds of any Loan have been or will be used to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act or to purchase or carry any margin stock (within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System).

         Section 2.10 Fees.

         (a) Subject to Section 13.12, the Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee on the daily average unused or unfunded amount of such Lender's Commitment, for the period from and including the Closing Date to and including the Revolving Period Termination Date, at the Commitment Fee Rate per annum based on a 360 day year and the actual number of days elapsed, which accrued commitment fees shall be payable in arrears on each Quarterly Date and on the Revolving Period Termination Date.

         (b) Subject to Section 13.12, the Borrower agrees to pay to the Administrative Agent for the account of each Lender which is a party hereto as of the Closing Date an up-front/extension fee in the amount set forth in the Administrative Agent's Letter, which fee shall be payable in full on the Closing Date.

         (c) Subject to Section 13.12, the Borrower agrees to pay to the Administrative Agent, Bank of America and Banc of America Securities LLC such additional fees as are specified in the Administrative Agent's Letter, which fees shall be payable in such amounts and on such dates as are specified therein (or, if the date for payment of a fee is not specified thereon, on the Closing
Date).

         Section 2.11 Computations. All interest and fees payable by the Borrower hereunder and under the other Loan Documents shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable unless, in the case of interest, such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be; provided, however, that interest accrued and/or payable with respect to the ABR Loans shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

         Section 2.12 Termination or Reduction of Commitments. The Borrower shall have the right to terminate or reduce in part the unused portion of the Commitments at any time and from time to time prior to the Revolving Period Termination Date, provided that (a) the Borrower shall


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 39 give notice of each such termination or reduction as provided in Section 2.8, and (b) each partial reduction shall be in an aggregate amount at least equal to $1,000,000 or an integral multiple of $100,000 in excess thereof. The Commitments may not be reinstated after they have been terminated or increased after they have been reduced.

         Section 2.13 Letters of Credit.

         (a) Subject to the terms and conditions of this Agreement, the Borrower may utilize the Commitments by requesting that the Issuing Bank issue Letters of Credit; provided, that the aggregate amount of outstanding Letter of Credit Liabilities shall not at any time exceed $5,000,000 (inclusive of Letter of Credit Liabilities in the aggregate amount of $3,134,000 attributable to Letters of Credit issued prior to the Closing Date as referred to below). Upon the date of issue of each Letter of Credit, the Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have purchased from the Issuing Bank, a participation to the extent of such Lender's Commitment Percentage in such Letter of Credit. Notwithstanding anything to the contrary contained in this Agreement, Letter of Credit Liabilities in the aggregate amount of $3,134,000 attributable to Letters of Credit issued prior to the Closing Date which remain outstanding as of the Closing Date shall be deemed to be Letter of Credit Liabilities outstanding under, and Letters of Credit issued under, respectively, this Agreement.

         (b) The Borrower shall give the Issuing Bank (with a copy to the Administrative Agent) at least five Business Days irrevocable prior notice (effective upon receipt) specifying the date of each Letter of Credit and the nature of the transactions to be supported thereby. Upon receipt of such notice the Issuing Bank shall promptly notify each applicable Lender of the contents thereof and of such Lender's Commitment Percentage of the amount of the proposed Letter of Credit. Each Letter of Credit shall have an expiration date that does not exceed one year from the date of issuance and that does not extend beyond the Maturity Date, shall be payable in Dollars, shall support a transaction entered into in the ordinary course of the Borrower's or its Wholly-Owned Subsidiary's business, shall be satisfactory in form and substance to the Issuing Bank, and shall be issued pursuant to such agreements, documents and instruments (including a Letter of Credit Agreement) as the Issuing Bank may reasonably require, none of which shall be inconsistent with this Section 2.13. Each Letter of Credit shall (i) provide for the payment of drafts presented for, on or thereunder by the beneficiary in accordance with the terms thereof, when such drafts are accompanied by the documents (if any) described in the Letter of Credit and (ii) to the extent not inconsistent with the terms hereof or any applicable Letter of Credit Agreement, be subject to the Rules on International Standby Practices (ISP98) (January 1999) (together with any subsequent revision thereof approved by a Congress of the International Chamber of Commerce and adhered to by the Issuing Bank, the "ISP", and shall, as to matters not governed by the ISP, be governed by, and construed and interpreted in accordance with, the laws of the State of Texas.

         (c) The Borrower agrees to pay to the Administrative Agent for the account of each Lender, concurrently with the issuance of such Letter of Credit and on each Quarterly Date thereafter, a nonrefundable letter of credit fee with respect to each Letter of Credit issued in an


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 40 amount equal to (i) the Applicable Margin for Eurodollar Loans, calculated in accordance with the definition of "Applicable Margin" contained herein, multiplied by (ii) the face amount of the Letter of Credit then in effect. The Administrative Agent agrees to pay to each Lender, promptly after receiving any payment of such letter of credit fees, such Lender's Commitment Percentage of such fees. In addition, the Borrower agrees to pay to the Issuing Bank for its own account, concurrently with the issuance of such Letter of Credit and on each Quarterly Date thereafter, a nonrefundable fronting fee with respect to each Letter of Credit issued by the Issuing Bank in an amount equal to one-eighth of one percent (0.125%) per annum of the face amount of the Letter of Credit then in effect. In addition to the foregoing fees, the Borrower shall pay or reimburse the Issuing Bank for such normal and customary costs and expenses, including, without limitation, administrative, issuance, amendment, payment and negotiation charges, as are incurred or charged by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

         (d) Upon receipt from the beneficiary of any Letter of Credit of any demand for payment or other drawing under such Letter of Credit, the Issuing Bank shall promptly notify the Borrower and each Lender as to the amount to be paid as a result of such demand or drawing and the respective payment date. If at any time the Issuing Bank shall make a payment to a beneficiary of a Letter of Credit pursuant to a drawing under such Letter of Credit, each Lender will pay to the Issuing Bank, immediately upon the Issuing Bank's demand at any time commencing after such payment until reimbursement therefor in full by the Borrower, an amount equal to such Lender's Commitment Percentage of such payment, together with interest on such amount for each day from the date of such demand to the date of payment by such Lender of such amount at a rate of interest per annum equal to the Federal Funds Rate.

         (e) The Borrower shall be irrevocably and unconditionally obligated to immediately reimburse the Issuing Bank for any amounts paid by the Issuing Bank upon any drawing under any Letter of Credit, without presentment, demand, protest or other formalities of any kind. The Issuing Bank will pay to each Lender such Lender's Commitment Percentage of all amounts received from or on behalf of the Borrower for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Letter of Credit, but only to the extent such Lender has made payment to the Issuing Bank in respect of such Letter of Credit pursuant to subsection (d) above. Outstanding Reimbursement Obligations shall bear interest at the Default Rate and such interest shall be payable on demand.

         (f) The Reimbursement Obligations of the Borrower under this Agreement and the other Loan Documents shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the other Loan Documents under all circumstances whatsoever, including, without limitation, the following circumstances:

                  (i) Any lack of validity or enforceability of any Letter of Credit or any other Loan Document;

                  (ii) Any amendment or waiver of or any consent to departure from any Loan Document;


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 41

                  (iii) The existence of any claim, setoff, counterclaim, defense or other right which any Loan Party or other Person may have at any time against any beneficiary of any Letter of Credit, the Administrative Agent, the Issuing Bank, the Lenders or any other Person, whether in connection with this Agreement or any other Loan Document or any unrelated transaction;

                  (iv) Any statement, draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                  (v) Payment by the Issuing Bank under any Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, provided, that such payment shall not have constituted gross negligence or willful misconduct of the Issuing Bank; and

                  (vi) Any other circumstance whatsoever, whether or not similar to any of the foregoing, provided that such other circumstance or event shall not have been the result of the gross negligence or willful misconduct of the Issuing Bank.

         (g) The Borrower assumes all risks of the acts or omissions of any beneficiary of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Administrative Agent, the Issuing Bank, the Lenders nor any of their respective officers or directors shall have any responsibility or liability to the Borrower or any other Person for: (i) the failure of any draft to bear any reference or adequate reference to any Letter of Credit, or the failure of any documents to accompany any draft at negotiation, or the failure of any Person to surrender or to take up any Letter of Credit or to send documents apart from drafts as required by the terms of any Letter of Credit, or the failure of any Person to note the amount of any instrument on any Letter of Credit, (ii) errors, omissions, interruptions or delays in transmission or delivery of any messages, (iii) the validity, sufficiency or genuineness of any draft or other document, or any endorsement(s) thereon, even if any such draft, document or endorsement should in fact prove to be in any and all respects invalid, insufficient, fraudulent or forged or any statement therein is untrue or inaccurate in any respect, (iv) the payment by the Issuing Bank to the beneficiary of any Letter of Credit against presentation of any draft or other document that does not comply with the terms of the Letter of Credit, or (v) any other circumstance whatsoever in making or failing to make any payment under a Letter of Credit; provided, however, that, notwithstanding the foregoing, the Borrower shall have a claim against the Issuing Bank, and the Issuing Bank shall be liable to the Borrower, to the extent of any direct, but not indirect or consequential, damages suffered by the Borrower which the Borrower proves in a final nonappealable judgment were caused by (A) the Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit complied with the terms thereof or (B) the Issuing Bank's willful failure to pay under any Letter of Credit after presentation to it of documents strictly complying with the terms and conditions of such Letter of Credit. The Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 42

         (h) All Letters of Credit issued pursuant to the Original Agreement, the First Restated Agreement or the Existing Agreement which are outstanding as of the Closing Date shall be deemed to be Letters of Credit issued pursuant to this Agreement, which outstanding Letters of Credit are set forth in Schedule 2.13.

         Section 2.14 Mandatory Prepayments.

         (a) Prepayments resulting from Overadvances. If at any time the sum of the aggregate outstanding principal amount of the Revolving Loan Portion of the Loans plus the Letter of Credit Liabilities exceeds an amount equal to the lesser of (i) the Borrowing Base or (ii) the aggregate amount of the Commitments in effect at such time, within one Business Day immediately after each occurrence thereof the Borrower shall pay to the Administrative Agent the amount of such excess as a prepayment of the Revolving Loan Portion of the Loans.

         (b) Prepayments from Excess Cash Flow. The Borrower shall, on or before October 31st of each year during the term of this Agreement, pay (or cause to be paid) to the Administrative Agent, as a prepayment of the Loans and other Obligations then outstanding, an aggregate amount equal to fifty percent (50%) of the Excess Cash Flow for the fiscal year ended on the July 31st immediately preceding such payment date; provided, however, that, for purposes of this
Section 2.1(b), Excess Cash Flow attributable to the Canadian Subsidiaries generated on and after the Closing Date shall not exceed $2,000,000 in the aggregate.

         (c) Prepayments from Asset Dispositions. The Borrower shall, within five days of the receipt of any Net Proceeds related to an Asset Disposition, prepay the outstanding Loans as of such date in an aggregate amount equal to the Net Proceeds of such Asset Disposition. For purposes of this Section 2.14, the following terms shall have the following meanings:

         (i) "Asset Disposition" means the disposition, whether by sale, lease, transfer, loss, damage, destruction, condemnation or otherwise, of any assets of the Borrower or any of its Subsidiaries other than sales of assets permitted under
                  Section 9.8; and

         (ii) "Net Proceeds" means cash proceeds (including casualty insurance proceeds paid with respect to damage to property) received by the Borrower or any of its Subsidiaries from any Asset Disposition (including payments under notes or other debt securities received in connection with any Asset Disposition and insurance proceeds and awards of condemnation), net of (A) the costs of such sale, lease, transfer or other disposition (including professional fees and expenses and taxes attributable to such sale, lease or transfer which are actually paid or required to be paid) and
                  (B) amounts applied to repayment of Debt (other than the Obligations) secured by a Lien on the asset subject to such disposition.

         (d) Prepayments from Securities Offerings. In the event that the Borrower or any of its Subsidiaries issues any Securities (as defined below), no later than the third (3rd) Business Day following the date of receipt of any proceeds from any such issuance, the Borrower shall


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 43 prepay the outstanding Loans in an amount equal to all proceeds of such issuance, net of underwriting discounts and commissions and other reasonable costs associated therewith. "Securities" means any stock, shares, options, warrants, voting trust certificates or other instruments evidencing an ownership interest, or a right to acquire an ownership interest, in a Person or any bonds, debentures, notes or other evidences of indebtedness, secured or unsecured; provided, however, that, for purposes of this Section 2.14(d), the term "Securities" shall not include any evidence of Debt permitted to be incurred under clause (a), (c), (d), (e) or (f) of Section 9.1.

         (e) Application of Prepayments. Each prepayment under this Section 2.14 shall be accompanied by the prepayment of accrued and unpaid interest on the amount prepaid to the date of prepayment and any amounts payable under Section 4.5(a) and shall be applied first to the installments of principal due under the Amortizing Loan Portion of the Loans in the inverse order of the maturities of such installments and thereafter to the outstanding principal of the Revolving Loan Portion of the Loans.

                                    ARTICLE 3

                                    Payments

         Section 3.1 Method of Payment. All payments of principal, interest, fees and other amounts to be made by the Borrower under this Agreement and the other Loan Documents shall be made to the Administrative Agent at the Principal Office for the account of each Lender's Applicable Lending Office in Dollars and in immediately available funds, without setoff, deduction or counterclaim, not later than 11:00 a.m. (Dallas, Texas time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrower shall, at the time of making each such payment, specify to the Administrative Agent the sums payable by the Borrower under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event that the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Administrative Agent may apply such payment to the Obligations in such order and manner as the Administrative Agent may elect, subject to
Section 3.2). Upon the occurrence and during the continuation of an Event of Default, all proceeds of any Collateral, all funds from time to time on deposit in any Concentration Account or any collection account referred to in Section
8.13 and all other funds of the Borrower or any Guarantor in the possession of the Administrative Agent or any Lender, may be applied by the Administrative Agent to the Obligations in such order and manner as the Administrative Agent may elect, subject to Section 3.2. Each payment received by the Administrative Agent under this Agreement or any other Loan Document for the account of a Lender shall be paid promptly to such Lender, in immediately available funds, for the account of such Lender's Applicable Lending Office. Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 44

         Section 3.2 Pro Rata Treatment. Except to the extent otherwise provided in this Agreement: (a) each Loan shall be made by the Lenders under Section 2.1, each payment of commitment fees under Section 2.10(a) shall be made for the account of the Lenders, and each termination or reduction of the Commitments under Section 2.12 shall be applied to the Commitments of the Lenders, pro rata according to the respective unused Commitments; (b) the making of Loans of a particular Type shall be made pro rata among the Lenders holding Loans of such Type according to the amounts of their respective Commitments, and the Conversion and Continuation of Loans of a particular Type (other than Conversions provided for by Section 4.4) shall be made among the Lenders holding Loans of such Type pro rata in accordance with the respective unpaid principal amounts of such Loans held by such Lenders; (c) each payment and prepayment by the Borrower of principal of or interest on (i) Loans of a particular Type shall be made to the Administrative Agent for the account of the Lenders holding Loans of such Type pro rata in accordance with the respective unpaid principal amounts of such Loans held by such Lenders, (ii) Loans constituting the Revolving Loan Portion shall be made to the Administrative Agent for the account of the Lenders holding such Loans pro rata in accordance with their Commitment Percentages, and
(iii) Loans constituting the Amortizing Loan Portion shall be made to the Administrative Agent for the account of the Lenders holding such Loans pro rata in accordance with their Amortizing Loan Portion Percentages; (d) Interest Periods for Loans of a particular Type shall be allocated among the Lenders holding Loans of such Type pro rata according to the respective principal amounts held by such Lenders; and (e) the Lenders (other than the Issuing Bank) shall purchase participations in the Letters of Credit pro rata in accordance with their Commitment Percentages. The principal amount of the Revolving Loan Portion and the Amortizing Loan Portion of the Loans outstanding as of the Closing Date shall be allocated to and held by the Lenders pro rata based upon the respective amounts of their Commitments.

         Section 3.3 Sharing of Payments, Etc. If a Lender shall obtain payment of any principal of or interest on any of the Obligations due to such Lender hereunder through the exercise of any right of setoff, banker's lien, counterclaim or similar right, or otherwise, it shall promptly purchase from the other Lenders participations in the Obligations held by the other Lenders in such amounts, and make such adjustments from time to time, as shall be equitable to the end that all the Lenders shall share pro rata in accordance with the unpaid principal and interest on the Obligations then due to each of them. To such end, all of the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. Each of the Borrower and each other Loan Party agrees, to the fullest extent it may effectively do so under applicable law, that any Lender so purchasing a participation in the Obligations by the other Lenders may exercise all rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Obligations in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness, liability or obligation of the Borrower or any other Loan Party.


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 45

         Section 3.4 Non-Receipt of Funds by the Administrative Agent. Unless the Administrative Agent shall have been notified by a Lender or the Borrower (the "Payor") prior to the date on which such Lender is to make payment to the Administrative Agent of the proceeds of a Loan to be made by it hereunder or the Borrower is to make a payment to the Administrative Agent for the account of one or more of the Lenders, as the case may be (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient of such payment shall, on demand, pay to the Administrative Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such period.

         Section 3.5 Taxes. (a) All payments by the Borrower of principal of and interest on the Loans and the Letter of Credit Liabilities and of all fees and other amounts payable under the Loan Documents shall be made free and clear of, and without withholding or deduction by reason of, any present or future Indemnified Taxes or Other Taxes. If any Indemnified Taxes or Other Taxes are so levied or imposed, the Borrower will (i) make additional payments in such amounts so that every net payment of principal of and interest on the Loans and the Letter of Credit Liabilities and of all other amounts payable by it under the Loan Documents, after withholding or deduction for or on account of any Indemnified Taxes or Other Taxes (including any tax imposed on or measured by net income of a Lender attributable to payments made to or on behalf of a Lender pursuant to this Section 3.5 and any penalties or interest attributable to such payments), will not be less than the amount provided for herein or therein absent such withholding or deduction (provided that the Borrower shall not have any obligation to pay such additional amounts to any Lender to the extent that such Indemnified Taxes or Other Taxes are levied or imposed by reason of the failure of such Lender to comply with the provisions of Section 3.6), (ii) make such withholding or deduction and (iii) remit the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law. Without limiting the generality of the foregoing, the Borrower will, upon written request of any Lender, reimburse each such Lender for the amount of (A) Indemnified Taxes or Other Taxes levied or imposed by any Governmental Authority and paid by such Lender as a result of payments made by the Borrower under or with respect to the Loans other than Indemnified Taxes or Other Taxes previously withheld or deducted by the Borrower which have previously resulted in the payment of the required additional amount to such Lender, and (B) Indemnified Taxes or Other Taxes levied or imposed with respect to any Lender reimbursement under the foregoing clause (A), so that the net amount received by such Lender (net of payments made under or with respect to the Loans and the Letter of Credit Liabilities) after such reimbursement will not be less than the net amount such Lender would have received if such Indemnified Taxes or Other Taxes on such reimbursement had not been levied or imposed. The Borrower shall furnish promptly to the Administrative Agent for distribution to each affected Lender, as the case may be, upon request of such Lender, official receipts evidencing any such payment, withholding or reduction.


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 46

      (b) The Borrower will indemnify the Administrative Agent and each Lender (without duplication) against, and reimburse the Administrative Agent and each Lender for, all present and future Indemnified Taxes or Other Taxes (including interest and penalties) levied or collected (whether or not legally or correctly imposed, assessed, levied or collected). Any such indemnification shall be on an after-tax basis, taking into account any such Indemnified Taxes or Other Taxes imposed on the amounts paid as indemnity.

      (c) Without prejudice to the survival of any other term or provision of this Agreement, the obligations of the Borrower under this Section 3.5 shall survive the payment of the Loans and the other Obligations and termination of the Commitments.

      Section 3.6 Withholding Tax Exemption. Each Lender or holder of a participation interest in the Loans or Commitments permitted pursuant to Section 13.8(a) (a "Participant") that is not incorporated or otherwise formed under the laws of the U.S. or a state thereof (a "Non-U.S. Lender") agrees that it will, prior to or on or about the Closing Date or the date upon which it initially becomes a party to this Agreement and if it is legally able to do so, deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, on or before the date such Participant purchases its related participation), two duly completed copies of U.S. Internal Revenue Service Form W-8ECI or W-8BEN or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a statement substantially in the form of Exhibit H hereto, appropriately completed, and a Form W-8BEN, or other equivalent successor form, as appropriate, certifying in any case that such Lender is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any U.S. federal income taxes. Each Lender which so delivers a Form W-8ECI or W-8BEN or other equivalent successor form, as appropriate, further undertakes to deliver to the Borrower and the Administrative Agent two additional copies of such form (or a successor form) on or before the date such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent, in each case certifying that such Lender is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any U.S. federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving such payments without any deduction or withholding of U.S. federal income tax.

      Section 3.7 Reinstatement of Obligations. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, if the payment of any amount of principal of or interest with respect to the Loans, the Reimbursement Obligations or any other amount of the Obligations, or any portion thereof, is rescinded, voided or must otherwise be refunded by the Administrative Agent, any Lender or the Issuing Bank upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise for any


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 47 reason whatsoever, then each of (a) the Obligations, (b) the Loan Documents (including, without limitation, this Agreement, the Notes and the Security Documents), (c) the indebtedness, liabilities and obligations of the Borrower and any other Loan Party under the Loan Documents and (d) all Liens for the benefit of the Administrative Agent and the Lenders created under or evidenced by the Loan Documents, will be automatically reinstated and become automatically effective and in full force and effect, all to the extent that and as though such payment so rescinded, voided or otherwise refunded had never been made.

                                    ARTICLE 4

                         Yield Protection and Illegality

      Section 4.1    Additional Costs.

      (a) The Borrower shall pay directly to each Lender from time to time, promptly upon the request of such Lender, the costs incurred by such Lender which such Lender determines are attributable to its making or maintaining of any Eurodollar Loans or its obligation to make any of such Loans, or any reduction in any amount receivable by such Lender hereunder in respect of any such Loans or obligations (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:

      (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Notes in respect of any of such Loans (other than Excluded Taxes and Indemnified Taxes which are subject to Section 3.5);

      (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (including any of such Loans or any deposits referred to in the definition of "Eurodollar Rate" in
            Section 1.1 hereof, but excluding the Reserve Requirement to the extent it is included in the calculation of the Adjusted Eurodollar
            Rate); or

      (iii) imposes any other condition affecting this Agreement or the Notes or any of such extensions of credit or liabilities or commitments contemplated hereunder or thereunder.

Each Lender will notify the Borrower (with a copy to the Administrative Agent) of any event occurring after the Closing Date which will entitle such Lender to compensation pursuant to this Section 4.1(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and (if so requested by the Borrower) will designate a different Applicable Lending Office for the Eurodollar Loans of such Lender if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, violate any law, rule or regulation or be in any way disadvantageous to such Lender, provided that such Lender shall have no obligation to so designate an Applicable Lending Office located in the U.S. Each Lender will furnish the Borrower with a certificate


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 48 setting forth the basis and the amount of each request of such Lender for compensation under this Section 4.1(a). If any Lender requests compensation from the Borrower under this Section 4.1(a), the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or Continue making, or Convert ABR Loans into, Eurodollar Loans until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 4.4 hereof shall be applicable).

      (b)   Without limiting the effect of the foregoing provisions of this
Section 4.1, in the event that, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender which includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to the Borrower (with a copy to the Administrative Agent), the obligation of such Lender to make or Continue making, or Convert ABR Loans into, Eurodollar Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 4.4 hereof shall be applicable).

      (c)   Determinations and allocations by any Lender for purposes of this
Section 4.1 of the effect of any Regulatory Change on its costs of maintaining its obligation to make Loans or of making or maintaining Loans or on amounts receivable by it in respect of Loans, and of the additional amounts required to compensate such Lender in respect of any Additional Costs, shall be conclusive in the absence of manifest error, provided that such determinations and allocations are made on a reasonable basis.

      Section 4.2 Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if with respect to any Eurodollar Loans for any Interest Period therefor:

      (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section
1.1 hereof are not being provided in the relative amounts or for the relative maturities for purposes of determining the rate of interest for such Loans as provided in this Agreement; or

      (b) the Required Lenders determine (which determination shall be conclusive absent manifest error) and notify the Administrative Agent that the relevant rates of interest referred to in the definition of "Eurodollar Rate" or "Adjusted Eurodollar Rate" in Section 1.1 hereof on the basis of which the rate of interest for such Loans for such Interest Period is to be determined do not accurately reflect the cost to the Lenders of making or maintaining such Loans for such Interest Period;

then the Administrative Agent shall give the Borrower prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to make Eurodollar Loans or to Convert ABR Loans into Eurodollar Loans and the Borrower shall, on the last day(s) of the


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 49 then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or Convert such Loans into ABR Loans in accordance with the terms of this Agreement.

      Section 4.3 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to (a) honor its obligation to make Eurodollar Loans or (b) maintain Eurodollar Loans, then such Lender shall promptly notify the Borrower (with a copy to the Administrative Agent) thereof and such Lender's obligation to make or maintain Eurodollar Loans and to Convert ABR Loans into Eurodollar Loans hereunder shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 4.4 hereof shall be applicable).

      Section 4.4 Treatment of Affected Loans. If the obligation of any Lender to make or Continue, or to Convert ABR Loans into, Eurodollar Loans is suspended pursuant to Section 4.1 or 4.3 hereof, such Lender's Eurodollar Loans shall be automatically Converted into ABR Loans on the last day(s) of the then current Interest Period(s) for the Eurodollar Loans (or, in the case of a Conversion required by Section 4.1(b) or 4.3 hereof, on such earlier date as such Lender may specify to the Borrower with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 4.1 or 4.3 hereof which gave rise to such Conversion no longer exist:

      (a) to the extent that such Lender's Eurodollar Loans have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its ABR Loans; and

      (b) all Loans which would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made as or Converted into ABR Loans and all Loans of such Lender which would otherwise be Converted into Eurodollar Loans shall be Converted instead into (or shall remain as) ABR Loans.

If such Lender gives notice to the Borrower that the circumstances specified in
Section 4.1 or 4.3 hereof which gave rise to the Conversion of such Lender's Eurodollar Loans pursuant to this Section 4.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans are outstanding, such Lender's ABR Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurodollar Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

      Section 4.5 Compensation. The Borrower shall pay to the Administrative Agent for the account of each Lender, promptly upon the request of such Lender through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense incurred by it as a result of:



THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 50

      (a) Any payment, prepayment or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the outstanding Loans pursuant to Section 11.2) on a date other than the last day of an Interest Period for such Loan; or

      (b) Any failure by the Borrower for any reason (including, without limitation, the failure of any conditions precedent specified in Article 6 to be satisfied) to borrow, Convert or prepay a Eurodollar Loan on the date for such borrowing, Conversion or prepayment specified in the relevant notice of borrowing, prepayment or Conversion under this Agreement.

      Section 4.6 Capital Adequacy. If, after the Closing Date, any Lender shall have determined that the adoption or implementation of any applicable law, rule or regulation regarding capital adequacy (including, without limitation, any law, rule or regulation implementing the Basle Accord), or any change therein, or any change in the interpretation or administration thereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by such Lender (or its parent) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any central bank or other Governmental Authority (including, without limitation, any guideline or other requirement implementing the Basle Accord), has or would have the effect of reducing the rate of return on such Lender's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which such Lender (or its parent) could have achieved but for such adoption, implementation, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within ten Business Days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender (or its parent) for such reduction. A certificate of such Lender claiming compensation under this Section 4.6 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error, provided that the determination thereof is made on a reasonable basis. In determining such amount or amounts, such Lender may use any reasonable averaging and attribution methods.

      Section 4.7 Additional Interest on Eurodollar Loans. The Borrower shall pay, directly to each Lender from time to time, additional interest on the unpaid principal amount of each Eurodollar Loan held by such Lender, from the date of the making of such Eurodollar Loan until such principal amount is paid in full, at an interest rate per annum determined by such Lender in good faith equal to the positive remainder (if any) of (a) the Adjusted Eurodollar Rate applicable to such Eurodollar Loan minus (b) the Eurodollar Rate applicable to such Eurodollar Loan. Each payment of additional interest pursuant to this
Section 4.7 shall be payable by the Borrower on each date upon which interest is payable on such Eurodollar Loan pursuant to Section 2.4(b); provided, however, that the Borrower shall not be obligated to make any such payment of additional interest until the first Business Day after the date when the Borrower has been informed (i) that such Lender is subject to a Reserve Requirement and (ii) of the amount of such Reserve Requirement (after which time the Borrower shall be obligated to make all such payments of additional interest, including, without limitation, such payment of additional interest


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 51 that otherwise would have been payable by the Borrower on or prior to such time had the Borrower been earlier informed).

                                   ARTICLE 5

                                   Security

      Section 5.1 Collateral. Subject to Section 5.8 hereof, to secure the full and complete payment and performance of the Obligations, the Borrower shall, and shall cause each of its Subsidiaries to, on or before the Closing Date, grant to the Administrative Agent for the benefit of the Administrative Agent and the Lenders a perfected, first priority Lien (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Administrative Agent) on all of its right, title and interest in and to the following Property, whether now owned or hereafter acquired, pursuant to the Security Documents:

      (a) all Capital Stock of each of the Subsidiaries of the Borrower (including, without limitation, all Capital Stock of Holdings NS Corp. and Provincial NS Corp.) (whether present or future) owned as of the Closing Date or thereafter acquired by the Borrower or any Subsidiary of the Borrower; and

      (b) all other Property of the Borrower and each of its Subsidiaries owned as of the Closing Date or thereafter acquired, including, without limitation, all of the following: accessions; accounts; certificates of title; chattel paper (including, without limitation, electronic chattel paper and tangible chattel paper); commercial tort claims; deposit accounts (including, without limitation, uncertificated certificates of deposit and non-negotiable certificates of deposit); documents; equipment; farm products; financial assets; fixtures; money (including, without limitation, cash); general intangibles (including, without limitation, Intellectual Property, Permits, payment intangibles, software, contract rights (including, without limitation, rights to all Material Contracts) and all consents and waivers necessary or appropriate from all parties to such contracts to permit the grant of a security interest therein to the Administrative Agent as security for the payment and performance of the Obligations and assignment of such contracts); goods; health-care-insurance receivables; instruments (including, without limitation, certificates of deposit, negotiable instruments, notes and drafts); inventory; investment property (including, without limitation, securities, security entitlements, securities accounts, commodity contracts and commodity accounts); letters of credit; oil, gas and other minerals; proceeds (including, without limitation, cash proceeds, non-cash proceeds and proceeds of letters of credit); promissory notes; supporting obligations (including, without limitation, letter-of-credit rights); inter-company Debt; and all real Property and interests therein (if and to the extent required by Section 5.4); but excluding immaterial leases of real property (provided, however, that the Administrative Agent's Lien on certificated vehicles shall not be required to be perfected unless and until the Administrative Agent so requests).

Unless otherwise agreed by the Administrative Agent and the Required Lenders, the pledge of the Capital Stock of any Canadian Subsidiary shall be appropriately registered in the share


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 52 registry of such Canadian Subsidiary. The Borrower covenants that none of the Capital Stock to be pledged in accordance with this Section 5.1 shall be subject to any transfer restrictions, shareholders' agreement or other restriction except for such restrictions under applicable securities laws and such restrictions, if any, as may be reasonably acceptable to the Administrative Agent. In connection with and in addition to the foregoing, the Borrower and its Subsidiaries shall execute and/or deliver such further agreements, documents and instruments (including, without limitation, stock certificates, stock powers and financing statements) as the Administrative Agent may reasonably request in order for it to obtain and maintain the perfected, first priority Liens to be granted in accordance with this Section 5.1.

      Section 5.2 Guaranties. Subject to Section 5.8 hereof, each Subsidiary of the Borrower in existence on the Closing Date shall guarantee the payment and performance of the Obligations pursuant to the applicable Guaranty.

      Section 5.3 New Subsidiaries; New Issuances of Capital Stock. Subject to Section 5.8 hereof, contemporaneously with the creation or acquisition of any Subsidiary of the Borrower after the Closing Date, the Borrower shall, and shall cause each of its Subsidiaries to:

      (a) grant or cause to be granted to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, a perfected, first priority security interest in all Capital Stock or other ownership interests in or indebtedness of such Subsidiary owned by the Borrower or any Subsidiary of the Borrower (to the extent such Capital Stock or other ownership interests or indebtedness are already not so pledged to the Administrative Agent);

      (b) cause each such Subsidiary to guarantee the payment and performance of the Obligations by executing and delivering to the Administrative Agent an appropriate Guaranty; and

      (c) cause each such Subsidiary to execute and deliver to the Administrative Agent an appropriate Security Agreement and such other Security Documents as the Administrative Agent may reasonably request to grant the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, a perfected, first priority Lien (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Administrative Agent) on all Property of such Subsidiary, excluding immaterial leases (provided, however, that the Administrative Agent's Lien on certificated vehicles shall not be required to be perfected unless and until the Administrative Agent so requests).

Subject to Section 5.8 hereof, contemporaneously with the issuance of any additional Capital Stock of any of the Subsidiaries of the Borrower after the Closing Date, the Borrower shall, and shall cause each of its Subsidiaries and other appropriate Persons (as applicable) to, grant or cause to be granted to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, a perfected, first priority security interest in all Capital Stock or other ownership interests in such Subsidiary owned by any shareholder of any Subsidiary of the Borrower, the Borrower or any Subsidiary of the Borrower (to the extent such Capital Stock or other ownership interests are already not so pledged to the Administrative Agent). The Borrower covenants that


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 53
none of the Capital Stock to be pledged in accordance with this Section 5.3 shall be subject to any transfer restriction, shareholders' agreement or other restriction except for such restrictions under applicable securities laws and such restrictions, if any, as may be reasonably acceptable to the Administrative Agent. In connection with and in addition to the foregoing, the Borrower and its Subsidiaries shall execute and/or deliver such further agreements, documents and instruments (including, without limitation, stock certificates, stock powers and financing statements) as the Administrative Agent may reasonably request in order for it to obtain and maintain the perfected, first priority Liens to be granted in accordance with this Section 5.3.

      Section 5.4    Mortgaged Properties; Landlord Subordinations or Waivers.

      (a) Subject to Section 5.8 hereof, without limiting the generality of the other terms and provisions of this Article 5, the Borrower shall, and shall cause each of its Subsidiaries to, on or before the Closing Date (with respect to any fee real Property or leasehold or other interest therein owned as of the Closing Date) or contemporaneously with the acquisition of any fee real Property or leasehold or other interest therein (with respect to any fee real Property or leasehold or other interest therein acquired after the Closing Date), execute, acknowledge and deliver to the Administrative Agent a Mortgage or an amendment or modification to a then existing Mortgage covering all fee real Property and all leasehold or other interests therein owned as of the Closing Date or acquired by the Borrower or any of such Subsidiaries subsequent to the Closing Date, together with evidence reasonably satisfactory to the Administrative Agent and its counsel, including, without limitation, if requested by the Administrative Agent, a commitment for a mortgagee policy of title insurance or a title opinion in favor of the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, that the Mortgage creates a valid, first priority Lien on the fee estate or leasehold estate or other interest (as applicable) in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Administrative Agent), together with appraisals and surveys if requested by the Administrative Agent; provided, however, that, with respect to any fee real Property or any leasehold or other interest therein having a fair market value of less than $100,000, the Borrower and such Subsidiaries shall not be required to execute, acknowledge or deliver such documents unless or until fee, leasehold or other real Property or Properties having an aggregate fair market value of $100,000 or more would be covered by any such new Mortgage or amendment or modification to an existing Mortgage. In addition, subject to Section 5.8 hereof, if requested by the Administrative Agent, the Borrower shall, and shall cause each of its Subsidiaries with an interest in such Properties to, (i) deliver or cause to be delivered to the Administrative Agent, a mortgagee policy of title insurance insuring the Liens of the Mortgage covering such real Property in an amount reasonably satisfactory to the Administrative Agent on standard form policies (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Administrative Agent) or, with respect to such Properties located in Canada, title opinions in form and substance reasonably satisfactory to the Administrative Agent issued by law firms reasonably satisfactory to the Administrative Agent and (ii) provide the Administrative Agent with a current environmental assessment of such Property in form and substance reasonably satisfactory to the Administrative Agent.



THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 54

      (b) With respect to each lease of real Property executed or obtained by the Borrower or any Subsidiary of the Borrower, the Borrower shall obtain waivers or subordinations of all landlord's and similar Liens (whether created or existing by contract, statute or otherwise) from each lessor and other agreements from such lessor and its lenders necessary or appropriate to ensure the Administrative Agent's perfected, first priority Lien on the Collateral or Property affected thereby, the Administrative Agent's access to such Collateral or Property and the right of the Administrative Agent, the Lenders or their designees to succeed to the rights of such Loan Party that is the lessee under the lease, in each case in form and substance reasonably satisfactory to the Administrative Agent; provided, however, that such waivers or subordinations need not be obtained for individual leases where inventory or equipment of a Loan Party having an aggregate fair market value of less than $50,000 is located; provided, further, however, that not more than $100,000 of inventory or equipment in the aggregate shall be located on leaseholds or easements for which waivers or subordinations have not been obtained.

      (c) The Loan Parties will cause any carrier, warehouseman, mechanic, materialman, repairman, landlord, owner, bailee or other similar Person in possession of inventory or equipment of a Loan Party having an aggregate fair market value of $50,000 or more to execute a written agreement, in form and substance reasonably satisfactory to the Administrative Agent, waiving or subordinating any Liens on such inventory or equipment; provided, however, that the Loan Parties will only be required to use commercially reasonable efforts to obtain such a written agreement from landlords and their lenders (without the giving of monetary consideration to the Persons providing such agreements as consideration for such agreements).

      Section 5.5 Release of Collateral. Upon any sale, transfer or other disposition of Collateral that is expressly permitted under Section 9.8 and upon five Business Days prior written request by the Borrower, the Administrative Agent shall execute at the Borrower's expense such documents as may be necessary to evidence the release by the Administrative Agent of its Liens on such Collateral being sold, transferred or otherwise disposed of; provided, however, that (a) the Administrative Agent shall not be required to release any Lien on any Collateral if a Default shall have occurred and be continuing, (b) the Administrative Agent shall not be required to execute any such document on terms which, in the Administrative Agent's opinion, would expose the Administrative Agent to liability or create any obligation not reimbursed by the Borrower or entail any consequences other than the release of such Lien without recourse or warranty, and (c) such release shall not in any manner discharge, affect or impair any of the Obligations or any of the Administrative Agent's Liens on any Collateral retained by the Borrower or any of its Subsidiaries, including, without limitation, its Liens on the proceeds of any such sale, transfer or other disposition.

      Section 5.6 Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, without notice to the Borrower or any other Person (any such notice being hereby expressly waived by the Borrower and the Loan Parties), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower or any other Loan Party against any and all of the


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 55

Obligations of the Borrower or such other Loan Party now or hereafter existing under this Agreement, any of such Lender's Notes or any other Loan Document, irrespective of whether or not the Administrative Agent or such Lender shall have made any demand under this Agreement, any of such Lender's Note or any such other Loan Document and although such Obligations may be unmatured. Each Lender agrees promptly to notify the Borrower (with a copy to the Administrative Agent) after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Lender may have.

      Section 5.7 Further Assurances. The Borrower shall, and shall cause each of the other Loan Parties and other appropriate Persons (as applicable) to, promptly upon any such request, (a) execute and/or deliver such further agreements, documents and instruments (including, without limitation, Security Documents and financing statements) as the Administrative Agent or the Required Lenders may reasonably request from time to time in order for the Administrative Agent to obtain and maintain valid, perfected, first priority Liens to be granted in accordance with this Article 5 and (b) promptly, upon any such request, provide such information regarding the Loan Parties and/or the Collateral (including, without limitation, the specific descriptions thereof and the locations thereof) as the Administrative Agent or the Required Lenders may reasonably request from time to time in order for the Administrative Agent to obtain and maintain valid, perfected, first priority Liens to be granted in accordance with this Article 5.

      Section 5.8 Collateral and Guaranties of Canadian Subsidiaries. Notwithstanding anything to the contrary contained in this Article 5 but subject to the proviso below, (a) none of the Canadian Subsidiaries shall be obligated to pledge any Capital Stock of or other ownership interests in or other indebtedness of any Subsidiary of such Canadian Subsidiary to secure the Obligations, (b) none of the Canadian Subsidiaries shall be obligated to execute a Guaranty guaranteeing payment or performance of the Obligations, and (c) none of the Canadian Subsidiaries shall be obligated to execute a Security Agreement securing payment or performance of the Obligations; provided, however, that each of the Canadian Subsidiaries agrees that, notwithstanding anything to the contrary contained in clause (a), clause (b) or clause (c) of this Section 5.8 preceding or contained elsewhere in this Agreement or in any other Loan Document, promptly upon (and, in any event, within ten Business Days after) any written request therefor made by the Administrative Agent or the Required Lenders after and during the continuation of an Event of Default, such Canadian Subsidiary will execute and/or deliver, or cause to be executed and/or delivered, each of the Loan Documents required to be executed and/or delivered by it in compliance with this Article 5 (including, without limitation, Section
5.7 but excluding the effect of clauses (a), (b) and (c) of this Section 5.8 preceding), including, without limitation, each of the following as may be so requested and all of which shall be in form and substance satisfactory to the Administrative Agent:

      (i) a Security Agreement executed by such Canadian Subsidiary pursuant to which it grants to the Administrative Agent for the benefit of the Administrative Agent and the Lenders a perfected, first priority Lien (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Administrative Agent) on all


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 56 of such Canadian Subsidiary's right, title and interest in and to all of its Properties (including, without limitation, all Capital Stock of its Subsidiaries), whether now owned or hereafter acquired, as required by Section
5.1 hereof;

      (ii) a Guaranty executed by such Canadian Subsidiary pursuant to which it guarantees payment and performance of the Obligations; and

      (iii) such further agreements, documents and instruments (including, without limitation, stock certificates, stock powers, financing statements and other Security Documents) as the Administrative Agent may request in connection with any of the foregoing.

      Section 5.9 Consents to Security Interest in Material Contracts. Subject to Section 5.8 hereof, the Borrower shall, and shall cause each of the Loan Parties to, on or before the later to occur of the Closing Date or the date upon which any such Material Contract (as applicable) is executed, cause each of the parties to each of the Material Contracts, other than such Loan Parties who grant security interests in such contracts to the Administrative Agent, to agree in writing, pursuant to agreements in form and substance satisfactory to the Administrative Agent, that, among other things, such parties (a) consent to each Loan Party's grant of a security interest in and collateral assignment of such contracts and rights thereunder to the Administrative Agent as security for the payment and performance of the Obligations, (b) provide copies of any notices of default delivered in connection with such contracts to any Loan Party simultaneously to the Administrative Agent, (c) grant to the Administrative Agent and the Lenders the same cure periods under such contracts as are granted to any Loan Party, (d) obligate themselves to accept performance of any of the obligations thereunder by the Administrative Agent and the Lenders and their transferees and successors and assigns, and (e) permit transfer and assignment of the rights of the Administrative Agent and the Lenders with respect to such contracts; provided, however, that the Loan Parties will only be required to use commercially reasonable efforts to obtain such written agreements.

                                    ARTICLE 6

                              Conditions Precedent

      Section 6.1 Initial Extension of Credit. The effectiveness of this Agreement (including, without limitation, the obligation of each Lender to make its initial Loan under this Agreement and the obligation of the Issuing Bank to issue the initial Letter of Credit under this Agreement) is subject to the conditions precedent that the Administrative Agent shall have received, on or before the Closing Date, all of the following in form and substance satisfactory to the Administrative Agent and, in the case of actions to be taken, evidence that the following required actions have been taken to the satisfaction of the Administrative Agent (except if and to the extent that any such condition precedent is waived in writing by the Administrative Agent and the Lenders):

      (a) Resolutions. Resolutions of the Board of Directors of each Loan Party certified by its Secretary or an Assistant Secretary which authorize the execution, delivery and


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 57 performance by such Loan Party of the Loan Documents and Related Transactions Documents to which it is or is to be a party;

      (b) Incumbency Certificate. A certificate of incumbency certified by the Secretary or an Assistant Secretary of each Loan Party certifying as to the name of each officer or other representative of such Loan Party (i) who is authorized to sign the Loan Documents to which such Loan Party is or is to be a party (including any certificates contemplated therein), together with specimen signatures of each such officer or other representative, and (ii) who will, until replaced by other officers or representatives duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Loan Documents and the transactions contemplated thereby;

      (c) Articles or Certificates of Incorporation, etc. The articles or certificates of incorporation, certificate of formation, certificate of limited partnership, partnership agreement or other applicable constitutional document of each Loan Party certified by the Secretary of State or other applicable Governmental Authority of the state, province or other jurisdiction of incorporation or organization of such Loan Party and dated as of a Current Date;

      (d) Bylaws. The bylaws of each Loan Party certified by the Secretary or an Assistant Secretary of such Loan Party;

      (e) Governmental Certificates. Certificates of appropriate officials as to the existence and good standing, status or compliance, as applicable, of each Loan Party in their respective jurisdictions of incorporation or organization and any and all jurisdictions where such Loan Party is qualified to do business as a foreign corporation or other entity, each such certificate to be dated as of a Current Date;

      (f) Notes. The Notes duly completed and executed by the Borrower (one payable to the order of each Lender with respect to its Commitment and one payable to the order of each Lender with respect to its Amortizing Loan Portion);

      (g) Guaranties. A Guaranty executed by each of the Subsidiaries of the Borrower other than the Canadian Subsidiaries;

      (h) Security Agreements. A Security Agreement executed by the Borrower and each of its Subsidiaries other than the Canadian Subsidiaries;

      (i) Insurance Policies. Copies of all insurance policies required by this Agreement and the other Loan Documents;

      (j) Stock Certificates; Intercompany Notes. The stock certificates representing all of the issued and outstanding Capital Stock of each of the Subsidiaries of the Borrower except to the extent that such Capital Stock is not required to be pledged in accordance with Section 5.1(a), in each case accompanied by appropriate instruments of transfer or stock powers signed in blank


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 58

(as appropriate) and all promissory notes evidencing any intercompany Debt between or among the Borrower and any of its Subsidiaries accompanied by appropriate endorsements thereto executed by the holder(s) of such promissory notes to and in favor of the Administrative Agent;

      (k) Perfection Certificate; Financing Statements. A Perfection Certificate executed by the Borrower, and financing statements and all other requisite filing documents executed by the Loan Parties necessary to perfect the Liens created pursuant to the Security Documents;

      (l) Payment of Certain Debt; Lien Releases. Payment in full of all Debt (if any) of the Borrower or any such Subsidiary other than Debt payable to the Administrative Agent or the Lenders under the Loan Documents and other Debt permitted in accordance with Section 9.1, termination of all credit agreements, indentures or similar agreements, documents or instruments evidencing such Debt (if any) required to be paid in full and duly executed releases of Debt, releases of guaranties and releases or assignments of Liens, UCC-3 financing statements and personal property security act filings in recordable form, as may be necessary to reflect that the Liens created by the Security Documents are first priority Liens (other than Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Administrative Agent);

      (m) Lien Searches. Lien searches in the names of the Borrower and each of its Subsidiaries (and in all names under which each such Person has done business within the last five years and in all names of Persons who previously owned any of the material Properties constituting Collateral as the Administrative Agent may require) in each state or province where each such Person maintains an office or has Property, showing no financing statements or other Lien instruments of record except for Permitted Liens (and Liens released in accordance with Section 6.1(l)); provided, however, that no such searches shall be required with respect to Loan Parties if and to the extent that counsel to the Administrative Agent determines that such searches are not reasonably necessary or appropriate given searches previously undertaken;

      (n) Leases. Copies of all material leases (and all amendments and supplements thereto) pursuant to which the Borrower or any of its Subsidiaries leases real Properties;

      (o) Solvency Certificate; Indemnity, Subrogation and Contribution Agreement. A certificate executed by a Responsible Officer of the Borrower (with respect to the Borrower and its Subsidiaries) demonstrating that, concurrently with and after giving effect to the Loans and the Related Transactions, each of the Borrower and each of its Subsidiaries is Solvent on a consolidated and consolidating basis; and the Indemnity, Subrogation and Contribution Agreement as executed by the Loan Parties;

      (p) Prior Acquisition Documents. Copies of all Prior Acquisition Documents (other than Prior Acquisition Documents previously delivered to the Administrative Agent and certified by a Loan Party as being true and correct copies), certified by a Responsible Officer of the Borrower as being true and correct copies of such documents as of the Closing Date;



THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 59

      (q) Consents. Copies of all material consents or waivers (other than consents or waivers previously delivered to the Administrative Agent and certified by a Loan Party as being true and correct copies) necessary for the execution, delivery and performance by each of the Loan Parties of the Loan Documents and the Related Transactions Documents to which it is a party, including, without limitation, any consents or waivers in connection with the Prior Acquisitions as the Administrative Agent may require and the grant of a security interest in each Material Contract of the Borrower or its Subsidiaries, other than the Canadian Subsidiaries, which consents shall be certified by a Responsible Officer of the applicable Loan Party as true and correct copies of such consents as of the Closing Date;

      (r) Permits. Copies of all material Permits (other than Permits previously delivered to the Administrative Agent and certified by a Loan Party as being true and correct copies) affecting the Borrower or any of its Subsidiaries in connection with its businesses or any of the Properties owned or leased by it, and evidence satisfactory to the Administrative Agent that the Borrower and its Subsidiaries are able to conduct their businesses with the use of such Permits in full force and effect;

      (s) Payment of Fees and Expenses. The Borrower shall have paid to the appropriate Person(s) (i) all interest and fees accrued to the Closing Date and not previously paid which are payable in accordance with the Existing Agreement,
(ii) all fees due on or before the Closing Date as specified in this Agreement or in the Administrative Agent's Letter and (iii) all fees and expenses of or incurred by the Administrative Agent and its counsel to the extent billed on or before the Closing Date and payable pursuant to this Agreement;

      (t) Regulatory Approvals. Evidence satisfactory to the Administrative Agent that all filings, consents or approvals with or of Governmental Authorities necessary to consummate the transactions contemplated by the Loan Documents and the Related Transactions Documents have been made and obtained, as applicable, including, without limitation, all approvals or filings (if any) required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Investment Canada Act (Canada) and the Competition Act (Canada) and the lapse of all waiting periods with respect thereto;

      (u) Compliance with Laws. As of the Closing Date, each Person that is a party to this Agreement, any of the other Loan Documents or any of the Related Transactions Documents shall have complied with all Governmental Requirements necessary to consummate the transactions contemplated by this Agreement, the other Loan Documents and such Related Transactions Documents;

      (v) No Prohibitions. No Governmental Requirement shall prohibit the consummation of the transactions contemplated by this Agreement, any other Loan Document or any Related Transactions Document, and no order, judgment or decree of any Governmental Authority or arbitrator shall, and no litigation or other proceeding shall be pending or threatened which would, enjoin, prohibit, restrain or otherwise adversely affect in any material manner the consummation of the transactions contemplated by this Agreement, the other Loan Documents and such Related Transactions Documents or otherwise have a Material Adverse Effect;



THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 60

      (w) No Material Adverse Change. As of the Closing Date, no material adverse change shall have occurred (i) with respect to the condition (financial or otherwise), results of operations, business, operations, capitalization, assets, liabilities (actual or contingent) or prospects of the Borrower or any of its Subsidiaries since July 31, 2000, and the Administrative Agent shall be satisfied that the economic performance of the Borrower and each of its Subsidiaries to the Closing Date is not materially different from the economic projections for the Borrower and each of its Subsidiaries through the Closing Date that were previously submitted to the Administrative Agent, or (ii) with respect to the facts and information regarding the Loan Parties as represented by the Borrower to the Administrative Agent and the Lenders as of June 8, 2001;

      (x) Financial Statements. Copies of each of the financial statements referred to in Section 7.2;

      (y) Opinions of Counsel. Favorable opinions (or comfort letters with respect to clause (iii) succeeding) of (i) U. S. and Canadian counsel for the Loan Parties as may be acceptable to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, with respect to the Borrower and its Subsidiaries and with respect to the Loan Documents and the Related Transactions and the Related Transactions Documents relating thereto, (ii) regulatory counsel for the Loan Parties as may be acceptable to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, regarding licensing and other regulatory requirements and matters in each of the jurisdictions in which the Borrower or any of its Subsidiaries operates or will operate after giving effect to the Related Transactions, and (iii) such other counsel as may be acceptable to the Administrative Agent regarding the power and authority of each of the Subsidiaries of the Borrower to execute and deliver its Guaranty and Security Agreement under the laws of its jurisdiction of incorporation or organization;

      (z) Reliance Letters. Copies of all legal opinions (other than legal opinions previously delivered to the Administrative Agent) issued in connection with the Prior Acquisitions and letters from counsel that issued such opinions stating that such opinions may be relied upon by the Administrative Agent and the Lenders (or, alternatively, originals of such opinions addressed to the Administrative Agent and the Lenders);

      (aa) Accountant's Letter. A letter from the Borrower authorizing the independent public accountants of the Borrower and its Subsidiaries to communicate with the Administrative Agent and the Lenders and acknowledging reliance by the Administrative Agent and the Lenders on past, present and future financial statements; and

      (bb) Letters of Credit. With respect to the issuance of a Letter of Credit, a Letter of Credit Agreement in the form required by the Issuing Bank with respect thereto executed by the Borrower.

The Borrower shall deliver, or cause to be delivered, to the Administrative Agent sufficient counterparts of each agreement, document or instrument to be received by the Administrative


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 61

Agent under this Section 6.1 to permit the Administrative Agent to distribute a copy of the same to each of the Lenders. After the request of the Borrower, the Administrative Agent shall inform the Borrower in writing as to the status of satisfaction of the conditions precedent set forth in this Section 6.1. Notwithstanding anything to the contrary contained in this Agreement, this Agreement shall be null and void and of no force or effect if (i) all conditions precedent set forth in this Section 6.1 have not been satisfied (or waived) on or before November 16, 2001 and (ii) the Administrative Agent has notified the Borrower of the termination of this Agreement as a result thereof (which notice the Administrative Agent agrees to deliver if so requested by the Required Lenders).

      Section 6.2 All Extensions of Credit. The obligation of each Lender to make any Loan (including the initial Loan) under this Agreement and the obligation of the Issuing Bank to issue any Letter of Credit (including the initial Letter of Credit) under this Agreement are subject to the satisfaction of each of the conditions precedent set forth in Section 6.1 and each of the following additional conditions precedent:

      (a) No Default or Material Adverse Effect. No Default or Material Adverse Effect shall have occurred and be continuing, or would result from such Loan or Letter of Credit;

      (b) Representations and Warranties. All of the representations and warranties of the Borrower and its Subsidiaries and the other Loan Parties contained in this Agreement and in the other Loan Documents shall be true and correct on and as of the date of such Loan or Letter of Credit with the same force and effect as if such representations and warranties had been made on and as of such date; and

      (c) Additional Documentation. The Administrative Agent shall have received such additional approvals, opinions, agreements, documents and instruments as the Administrative Agent may reasonably request.

Each notice of borrowing or request for the issuance of a Letter of Credit by the Borrower hereunder shall constitute a representation and warranty by the Borrower that the conditions precedent set forth in Sections 6.2(a) and (b) have been satisfied (both as of the date of such notice and, unless the Borrower otherwise notifies the Administrative Agent prior to the date of such borrowing or Letter of Credit, as of the date of such borrowing or Letter of Credit).

      Section 6.3 Closing Certificates. The Borrower shall, concurrently with the Closing Date, execute and deliver to the Administrative Agent a Closing Certificate in form and substance satisfactory to the Administrative Agent certifying as to the satisfaction of each of the conditions precedent set forth in Sections 6.1 and 6.2 which are required to be satisfied on or before the Closing Date. In addition, the Borrower shall, on or before the date of the making or issuance of the requested Loan or Letter of Credit, respectively, if such Loan is made or Letter of Credit is issued to finance (in whole or in part) a Future Acquisition, execute and deliver to the Administrative Agent a Closing Certificate in form and substance satisfactory to the Administrative Agent certifying as to the satisfaction of each of the conditions precedent set forth in Sections 6.1 and 6.2 which are required to be satisfied on or before such date.



THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 62

                                    ARTICLE 7

                         Representations and Warranties

      Each of the Borrower and each of its Subsidiaries jointly and severally represents and warrants to the Administrative Agent and the Lenders that the following statements are and, after giving effect to the Related Transactions and the funding of the initial Loans on the Closing Date, will be true, correct and complete:

      Section 7.1 Corporate Existence. Each Loan Party (a) is a corporation (or other entity) duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to own its Properties and carry on its business as now being or as proposed to be conducted, and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a Material Adverse Effect. Each Loan Party has the power and authority and legal right to execute, deliver and perform its obligations under the Loan Documents and the Related Transactions Documents to which it is or may become a party.

      Section 7.2    Financial Statements.

      (a) The Borrower has delivered to the Administrative Agent and the Lenders audited (by BDO Seidman LLP) consolidated and consolidating financial statements of the Borrower and its Subsidiaries as of and for the fiscal years ended July 31, 1998, 1999 and 2000 and unaudited, interim financial statements as of and for the fiscal quarters ended October 31, 2000, January 31, 2001, April 30, 2001 and July 31, 2001. To the Borrower's knowledge, such financial statements are true and correct, have been prepared in accordance with GAAP and fairly and accurately present, on a consolidated and consolidating (where applicable) basis, the financial condition of the Borrower and its consolidated Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. There has not been, as of the Closing Date, any material adverse change in the financial condition, results of operations, business, operations, capitalization, assets, liabilities or prospects of the Borrower or its Subsidiaries since the effective dates of the most recent applicable financial statements referred to in this Section 7.2(a).

      (b) The Projections were prepared by the Borrower on a basis substantially consistent with the financial statements referred to in Section 7.2(a). The Projections represent, as of the Closing Date, the good faith estimate of the Borrower and its senior management concerning the probable financial condition and performance of the Borrower and its Subsidiaries based on assumptions believed to be reasonable at the time made.

      Section 7.3 Corporate Action; No Breach. The execution, delivery and performance by each Loan Party of the Loan Documents and Related Transactions Documents to which it is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite corporate or other entity action on the part of the Loan


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 63

Parties and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles or certificates of incorporation or bylaws of any Loan Party, (ii) any Governmental Requirement or any order, writ, injunction or decree of any Governmental Authority or arbitrator, or (iii) any material agreement, document or instrument to which any Loan Party is a party or by which any Loan Party or any of its Property is bound or subject, or (b) constitute a default under any such material agreement, document or instrument, or result in the creation or imposition of any Lien (except a Lien in favor of the Administrative Agent for and on behalf of the Lenders under the Security Documents as provided in Article 5) upon any of the revenues or Property of any Loan Party.

      Section 7.4 Operation of Business. The Loan Parties possess all Permits, franchises, licenses and authorizations necessary or appropriate to conduct their respective businesses substantially as now conducted. All of such Permits, franchises, licenses and authorizations which are required by any Governmental Requirement or which are or are to be issued by any Governmental Authority are disclosed on Schedule 7.4. None of such Persons is in material violation of any such Permits, franchises, licenses or authorizations.

      Section 7.5 Intellectual Property. The Loan Parties own or possess (or will be licensed or have the full right to use) all Intellectual Property which is necessary or appropriate for the operation of their respective businesses as presently conducted and as proposed to be conducted, without any known conflict with the rights of others. The consummation of the transactions contemplated by this Agreement, the other Loan Documents and the Related Transactions Documents will not materially alter or impair, individually or in the aggregate, any of such rights of such Persons. No product or service of the Loan Parties infringes upon any Intellectual Property owned by any other Person, and no claim or litigation is pending or, to the knowledge of any Loan Party, threatened against any Loan Party or any such Person contesting its right to use any product or material which could have a Material Adverse Effect. There is no violation by any Loan Party of any right of such Loan Party with respect to any material Intellectual Property owned or used by such Loan Party.

      Section 7.6 Litigation and Judgments. Each material action, suit, investigation or proceeding before or by any Governmental Authority or arbitrator pending or, to the knowledge of any Loan Party, threatened against or affecting any Loan Party, or that relates to any of the Related Transactions as of the Closing Date, is disclosed on Schedule 7.6. Except as may result from the Shareholder Litigation, none of such actions, suits, investigations or proceedings could, if adversely determined, have a Material Adverse Effect or could adversely affect the ability of the Borrower or any other Loan Party to pay or perform its indebtedness, liabilities and/or obligations under the Loan Documents. Except as may be disclosed on Schedule 7.6, as of the Closing Date, there are no outstanding judgments against any Loan Party. No Loan Party has received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed to any liability or disadvantage that could reasonably be expected to have a Material Adverse Effect. Schedule 7.6 hereto sets forth an accurate summary of the Shareholder Litigation, the status thereof and an estimate of a range of probable outcomes relating to the resolution thereof.



THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 64

      Section 7.7 Rights in Properties; Liens. Each of the Loan Parties has good and indefeasible title to or, with respect to leasehold interests, valid leasehold interests in all of its material Properties and assets, real and personal, including the material Properties, assets and leasehold interests reflected in the financial statements described in Section 7.2(a), and none of the Properties or leasehold interests of any Loan Party or any of its Subsidiaries is subject to any Lien, except Permitted Liens. Except as disclosed on Schedule 7.7(a), as of the Closing Date, neither the Borrower nor any of its Subsidiaries owns any material right, title or interest in any real Properties. Except as disclosed on Schedule 7.7(b), as of the Closing Date, neither the Borrower nor any of its Subsidiaries owns any right, title or interest of a material nature in Intellectual Property. As of the Closing Date, Schedule 7.7(c) sets forth the locations of all of the offices and other places of business of the Borrower and its Subsidiaries and the locations of all of the material Properties of the Borrower and its Subsidiaries, as well as the identities of the Borrower and its Subsidiaries who conduct business or own Properties at such locations and the identities of the predecessor entities who previously conducted business or owned Properties at such locations and whose Capital Stock or assets were acquired by the Borrower or its Subsidiaries.

      Section 7.8 Enforceability. The Loan Documents and the Related Transactions Documents have been duly and validly executed and delivered by each of the Loan Parties that is a party thereto as of the Closing Date, and such Loan Documents and Related Transaction Documents constitute the legal, valid and binding obligations of the Loan Parties, enforceable against the Loan Parties in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

      Section 7.9 Approvals. No authorization, approval or consent of, and no filing or registration with or notice to, any Governmental Authority or third party is or will be necessary for the execution, delivery or performance by any Loan Party of any of the Loan Documents or Related Transactions Documents to which it is or will be a party or for the validity or enforceability thereof, except for such consents, approvals and filings as have been validly obtained or made and are in full force and effect. The consummation of the Related Transactions does not require the consent or approval of any other Person, except such consents and approvals (a) as have been validly obtained and are in full force and effect or (b) as to which the failure to obtain is not, individually or in the aggregate, material. None of the Loan Parties has failed to obtain any material governmental consent, approval, license, Permit, franchise or other governmental authorization necessary for the ownership or use of any of its Properties or the conduct of its business.

      Section 7.10 Debt. As of the Closing Date and after giving effect to the initial Loans made on the Closing Date, the Loan Parties and their Subsidiaries have no Debt except for (a) the Obligations, (b) the intercompany Debt disclosed on Schedule 7.10(a) hereto, and (c) the Debt (other than intercompany Debt) disclosed on Schedule 7.10(b) hereto.

      Section 7.11 Taxes. The Loan Parties have filed all tax returns (federal, state, provincial and local) required to be filed, including all income, franchise, employment, Property


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 65 and sales tax returns, and have paid all of their respective liabilities for taxes, assessments, governmental charges and other levies that are due and payable. None of the Loan Parties is aware of any pending investigation of any Loan Party or any of its Affiliates by any taxing authority, or of any pending but unassessed tax liability of any Loan Party or any of its Affiliates, other than with respect to (a) ad valorem or other real property taxes not in excess of $10,000 as to any such Person and (b) other taxes in an aggregate amount as to any such Person which could not, if an adverse determination is made with respect to such taxes, materially and adversely affect such Person, which (as to each of clauses (a) and (b) preceding) are currently being contested in good faith by appropriate proceedings diligently conducted by or on behalf of such Person and as to which, if required by GAAP, such Person has established adequate reserves. No tax Liens have been filed and, except as disclosed on
Schedule 7.11, no claims are being asserted against any Loan Party or any of its Affiliates, with respect to any taxes. Except as disclosed on Schedule 7.11 hereto, as of the Closing Date, none of the U.S. or Canadian income tax returns of any Loan Party or any of its Affiliates are under audit. The charges, accruals and reserves on the books of the Loan Parties in respect of taxes or other governmental charges are in accordance with GAAP.

      Section 7.12 Margin Securities. None of the Loan Parties or any of their respective Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

      Section 7.13 ERISA; Canadian Plans. Neither any Loan Party nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Pension Plan or Canadian Pension Plan other than the Pension Plans and Canadian Pension Plans identified on Schedule 7.13. Each Plan and Canadian Plan of each Loan Party is in compliance in all material respects with all applicable provisions of ERISA and the Code or of Canadian Pension and Benefits Law, as the case may be. Neither a Reportable Event nor a Prohibited Transaction has occurred within the last 60 months with respect to any Plan. No event has occurred or investment has been made which could render any Loan Party, Canadian Plan or funding agent thereof liable for any tax or penalty under Canadian Pension and Benefits Law. No notice of intent to terminate a Pension Plan or Canadian Pension Plan has been filed, nor has any Pension Plan or Canadian Pension Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC or a Canadian Pension Authority to institute proceedings to terminate, or appoint a trustee to administer, a Pension Plan or Canadian Pension Plan, nor has the PBGC or a Canadian Pension Authority instituted any such proceedings. Neither any of the Loan Parties nor any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. Each Loan Party and each ERISA Affiliate have met their minimum funding requirements under ERISA and the Code or under Canadian Pension and Benefits Law with respect to all of their Plans or Canadian Plans subject to such requirements, and, as of the Closing Date except as specified on Schedule 7.13, the present value of all tested benefits under each funded Plan or funded Canadian Plan (exclusive of any Multiemployer Plan) does not and will not exceed the fair market value of all such Plan or Canadian Plan assets allocable to such benefits, as determined on the most recent


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 66 valuation date of such Plan or Canadian Plan and in accordance with ERISA or Canadian Pension and Benefits Law, as the case may be. Neither any of the Loan Parties nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA or to the PBGF. No litigation is pending or threatened concerning or involving any Plan or Canadian Plan. There are no unfunded or unreserved liabilities (on either a going-concern basis or a wind-up basis) relating to any Plan or Canadian Plan that could, individually or in the aggregate, have a Material Adverse Effect if such Loan Party were required to fund or reserve such liability in full. As of the Closing Date, no funding waivers have been or will have been requested or granted under Section 412 of the Code with respect to any Plan. No unfunded or unreserved liability for benefits under any Plan or Plans or Canadian Plan or Canadian Plans (exclusive of any Multiemployer Plans) exceeds $1,000,000 or Cdn. $1,000,000, with respect to any such Plan or Canadian Plan, respectively, or $2,000,000 or Cdn. $2,000,000 with respect to all such Plans or Canadian Plans, respectively, in the aggregate as of the Closing Date, on either a going-concern basis or a wind-up basis.

      Section 7.14 Disclosure. No written statement, information, report, representation or warranty made by any Loan Party in any Loan Document or Related Transaction Document or furnished to the Administrative Agent or any Lender by or on behalf of any Loan Party in connection with the Loan Documents or the Related Transactions Documents or any transaction contemplated hereby or thereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to any Loan Party which has had a Material Adverse Effect, and there is no fact known to any Loan Party which might in the future have a Material Adverse Effect, except as may have been disclosed in writing to the Administrative Agent and the Lenders.

      Section 7.15    Capitalization; Subsidiaries.

      (a) On and as of the Closing Date, the authorized Capital Stock, the par value per share and the number of shares issued and outstanding with respect to the Capital Stock of each of the Loan Parties, other than the Borrower, are as specified on Schedule 7.15 hereto. The Borrower will, as of the Closing Date, own all of the issued and outstanding Capital Stock of each of Dynamex East, Dynamex West, Road Runner, NYDEX, Fleet Services, Canada Holdings and Provincial Couriers. Canada Holdings will, as of the Closing Date, own all of the issued and outstanding Capital Stock of Holdings NS Corp. Provincial Couriers will, as of the Closing Date, own all of the issued and outstanding Capital Stock of Provincial NS Corp. Holdings NS Corp. will, as of the Closing Date, own 99 percent of all of the issued and outstanding Capital Stock of Dynamex Canada LP, and Provincial NS Corp. will, as of the Closing Date, own the remaining one percent of the issued and outstanding Capital Stock of Dynamex Canada LP. Dynamex Canada LP will, as of the Closing Date, own all of the issued and outstanding Capital Stock of Dynamex Canada, and Dynamex Canada will, as of the Closing Date, own all of the issued and outstanding Capital Stock of Alpine.

      (b) On and as of the Closing Date, (i) the Borrower will have no Subsidiaries other than Dynamex East, Dynamex West, Road Runner, NYDEX, Fleet Services, Canada Holdings, Provincial Couriers and the indirectly owned Subsidiaries referred to in clauses (ii) through (vi)


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 67 succeeding, (ii) Canada Holdings will have no Subsidiaries other than Holdings NS Corp. and the Subsidiaries of Holdings NS Corp., (iii) Provincial Couriers will have no Subsidiaries other than Provincial NS Corp. and the Subsidiaries of Provincial NS Corp., (iv) Holdings NS Corp. will have no Subsidiaries other than Dynamex Canada LP and the Subsidiaries of Dynamex Canada LP, (v) Dynamex Canada LP will have no Subsidiaries other than Dynamex Canada and Alpine, (vi) Dynamex Canada will have no Subsidiaries other than Alpine, and (vii) no Subsidiary of the Borrower will have any Subsidiaries except as specified in clauses (ii) through (vi) preceding.

      (c) All of the issued and outstanding Capital Stock of the Borrower and the Subsidiaries of the Borrower has been validly issued and is fully paid and nonassessable. There are no outstanding subscriptions, options, warrants, calls or rights (including preemptive rights) to acquire, and no outstanding securities or instruments convertible into, Capital Stock of any of the Subsidiaries of the Borrower.

      Section 7.16 Agreements. None of the Loan Parties is a party to any indenture, loan, credit agreement, stock purchase agreement or any lease or other agreement, document or instrument, or subject to any charter or corporate restriction, that could have a Material Adverse Effect. None of the Loan Parties is in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, document or instrument binding on it or its Properties, except for instances of noncompliance that, individually or in the aggregate, could not have a Material Adverse Effect.

      Section 7.17 Compliance with Laws. None of the Loan Parties is in violation of any Governmental Requirement, except for instances of non-compliance that, individually or in the aggregate, could not have a Material Adverse Effect.

      Section 7.18 Investment Company Act. None of the Loan Parties is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      Section 7.19 Public Utility Holding Company Act. None of the Loan Parties is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      Section 7.20    Environmental Matters.

      (a) Except for instances of noncompliance with or exceptions to any of the following representations and warranties that could not have, individually or in the aggregate, a Material Adverse Effect:

      (i) The Loan Parties and all of their respective Properties and operations are in full compliance with all Environmental Laws. Neither the Borrower nor any of its Subsidiaries is aware of, and neither the Borrower nor any of its Subsidiaries has received written notice of, any past, present or future conditions, events, activities,


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 68
            practices or incidents which may interfere with or prevent the compliance or continued compliance by any Loan Party with all Environmental Laws;

      (ii) The Loan Parties have obtained all Permits that are required under applicable Environmental Laws, and all such Permits are in good standing and all such Persons are in compliance with all of the terms and conditions thereof;

      (iii) No Hazardous Materials exist on, about or within or have been (to the knowledge of any Loan Party) or are being used, generated, stored, transported, disposed of on or Released from any of the Properties of the Loan Parties except in compliance with applicable Environmental Laws. The use which the Loan Parties make and intend to make of their respective Properties will not result in the use, generation, storage, transportation, accumulation, disposal or Release of any Hazardous Material on, in or from any of their Properties except in compliance with applicable Environmental Laws;

      (iv) Neither the Loan Parties nor any of their respective currently or previously owned or leased Properties or operations are subject to any outstanding or, to the knowledge of any Loan Party, threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or administrative proceeding with respect to (A) any failure to comply with Environmental Laws, (B) any Remedial Action, or (C) any Environmental Liabilities;

      (v) There are no conditions or circumstances associated with the currently or previously owned or leased Properties or operations of the Loan Parties that could reasonably be expected to give rise to any Environmental Liabilities or claims resulting in any Environmental Liabilities. None of the Loan Parties is subject to, or has received written notice of any claim from any Person alleging that any of the Loan Parties is or will be subject to, any Environmental Liabilities;

      (vi) None of the Properties of the Loan Parties is a treatment facility (except for the recycling of Hazardous Materials generated on-site and the treatment of liquid wastes subject to the Clean Water Act or other applicable Environmental Law of Canada for temporary storage of Hazardous Materials generated on-site prior to their disposal off-site) or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., regulations thereunder or any comparable provision of state or Canadian federal or provincial law. The Loan Parties and their Subsidiaries are compliance with all applicable financial responsibility requirements of all Environmental Laws; and

      (vii) None of the Loan Parties has failed to file any notice required under applicable Environmental Law reporting a Release.



THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 69

      (b) No Lien arising under any Environmental Law that could have, individually or in the aggregate, a Material Adverse Effect has attached to any Property or revenues of any Loan Party.

      Section 7.21 Labor Disputes and Acts of God. Neither the business nor the Properties of any Loan Party are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that is having or could have a Material Adverse Effect.

      Section 7.22 Material Contracts. Attached hereto as Schedule 7.22 is a complete list, as of the Closing Date, of all Material Contracts of the Borrower and its Subsidiaries, other than the Loan Documents. All of the Material Contracts are in full force and effect and none of the Loan Parties is in default under any Material Contract and, to the knowledge of the Loan Parties after due inquiry, no other Person that is a party thereto is in default under any of the Material Contracts. None of the Material Contracts prohibit the transactions contemplated under the Loan Documents or the Related Transactions Documents. Except as may be provided on Schedule 7.22, (a) each of the Material Contracts of the Borrower and its Subsidiaries has been transferred or assigned to, or are currently in the name of, a Loan Party and (b) each of such Material Contracts is assignable to the Administrative Agent as collateral and is assignable by the Administrative Agent to a transferee if an Event of Default were to occur. The Borrower has delivered to the Administrative Agent a complete and current copy of each Material Contract to which the Borrower or any of its Subsidiaries is a party (other than purchase orders entered into in the ordinary course of business) existing on the Closing Date and, with respect to each Material Contract (other than purchase orders entered into in the ordinary course of business) entered into after the Closing Date, will deliver to the Administrative Agent a complete and current copy of such Material Contract in a reasonably prompt fashion after the creation thereof.

      Section 7.23 Bank Accounts. As of the Closing Date, Schedule 7.23 sets forth the account numbers and location of all bank accounts (including lock box and special accounts) of the Borrower and its Subsidiaries.

      Section 7.24 Outstanding Securities. As of the Closing Date, all outstanding securities (as defined in the Securities Act of 1933, as amended, or any successor thereto, and the rules and regulations of the Securities and Exchange Commission thereunder) of the Loan Parties have been offered, issued, sold and delivered in compliance with all applicable Governmental Requirements.

      Section 7.25    Related Transactions Documents.

      (a) All representations and warranties made by the Loan Parties in the Related Transactions Documents and, to the knowledge of the Loan Parties after due inquiry, all representations and warranties made by all other Persons in the Related Transactions Documents, are true and correct in all material respects on and as of each date made or deemed made and as of the Closing Date. No rights of cancellation or rescission and, to the knowledge of the Loan


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 70

Parties, no defaults or defenses exist with respect to any of the Related Transactions Documents. The Borrower has delivered to the Administrative Agent complete and correct copies of all Related Transactions Documents, including all schedules and exhibits thereto. The Related Transactions Documents set forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby.

      (b) As of the Closing Date, all conditions precedent to the Related Transactions pursuant to the Related Transactions Documents have been fulfilled in all material respects or (with the prior written consent of the Administrative Agent) waived, the Related Transactions Documents have not been amended or otherwise modified in any material respect (except as permitted by this Agreement), and there has not been any breach of any material term or condition contained in the Related Transactions Documents. After giving effect to the consummation of the Acquisitions, the Borrower or a Subsidiary of the Borrower (as applicable) has or will have acquired and become the owner of all of the issued and outstanding Capital Stock of each of its Subsidiaries free and clear of any Liens, except the Liens securing the Obligations in favor of the Administrative Agent for and on behalf of the Lenders. In connection with the Acquisitions, neither the Borrower nor any of its Subsidiaries has assumed or will assume any liabilities other than those required to be assumed by the Borrower in accordance with the express terms and provisions of the Acquisition Documents, all of which assumed liabilities relating to the Prior Acquisitions are reflected or reserved against in the applicable financial statements of the Borrower or are contingent liabilities which are not required to be reflected or reserved against in accordance with GAAP. Except as set forth in Schedule 7.25 (with respect to the Prior Acquisitions) or except as will be disclosed to the Administrative Agent and to the Lenders in writing (with respect to any Future Acquisition) prior to the consummation of any Future Acquisition, all approvals, authorizations, consents, licenses, exemptions of, filings or registrations with any Governmental Authority or other Person required in connection with the Acquisitions have been obtained (including, without limitation, notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Investment Canada Act (Canada) and the Competition Act (Canada), the approvals of the appropriate transportation regulation authorities and any necessary licenses to operate the acquired businesses in the applicable locations on and after the Closing Date) and all waiting periods (if any) relating thereto have lapsed. None of the approvals, authorizations, consents, licenses, exemptions, filings, registrations or other actions which has not been obtained will, individually or in the aggregate with all such approvals, authorizations, consents, licenses, exemptions, filings, registrations or other actions which have not been obtained, materially adversely affect the businesses of the Loan Parties.

      (c) None of the Related Transactions to occur on or about the Closing Date will violate any term or provision of the Prior Acquisition Documents and no approval, authorization, consent or other action by any party to the Prior Acquisition Documents is necessary for the consummation of the Related Transactions to occur on or about the Closing Date.

      Section 7.26 Solvency. Each of the Borrower and each of its Subsidiaries, as a separate entity, is Solvent, both before and after giving effect to the Loans and the Related Transactions.



THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 71

      Section 7.27 Employee Matters. Except as set forth on Schedule 7.27, as of the Closing Date (a) none of the Loan Parties or any of its respective Subsidiaries or employees is subject to any collective bargaining agreement, and
(b) no petition for certification or union election is pending with respect to the employees of any Loan Party or any of its respective Subsidiaries, and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of any of the Loan Parties or any of its respective Subsidiaries. There are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of the Loan Parties after due inquiry, threatened against, any of the Loan Parties or its respective employees which could have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 7.27, as of the Closing Date, none of the Loan Parties or any of its respective Subsidiaries is subject to an employment contract.

      Section 7.28 Insurance. Schedule 7.28 sets forth a complete and accurate description of all policies of insurance that will be in effect as of the Closing Date for the Borrower and its Subsidiaries. To the extent such policies have not been replaced, no notice of cancellation has been received for such policies and the Borrower and its Subsidiaries are in compliance with all of the terms and conditions of such policies.

      Section 7.29 Common Enterprise. Each of the Borrower and its Subsidiaries is a member of an affiliated group with each other such Person and the Borrower and its Subsidiaries are collectively engaged in a common enterprise with one another. Each of the Borrower and its Subsidiaries expects to derive substantial benefit (and may reasonably be expected to derive substantial benefit), directly and indirectly, from the Loans and Letters of Credit contemplated by this Agreement, both in its separate capacity and as a member of an affiliated and integrated group. Each of the Borrower and its Subsidiaries will receive reasonably equivalent value in exchange for the Collateral and Guaranty being provided by it as security for the payment and performance of the Obligations.

      Section 7.30 Chief Executive Offices and Principal Places of Business. The chief executive office and principal place of business of each of the Borrower and its Subsidiaries are as specified on Schedule 7.30 hereto. Each of the Borrower and its Subsidiaries maintains complete books and records at its chief executive office. Neither the Borrower nor any of its Subsidiaries, other than the Canadian Subsidiaries, has a place of business in Canada.

      Section 7.31 Letter Agreement; No Default. All steps and transactions contemplated by the Letter Agreement (including, without limitation, Schedule 1 thereto) have been fully consummated as described therein. As of the Closing Date, no Default has occurred and is continuing.

                                    ARTICLE 8

                              Affirmative Covenants

      Each of the Borrower and each of its Subsidiaries jointly and severally covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 72

Commitment hereunder or any Letter of Credit remains outstanding, it will perform and observe, or cause to be performed and observed, the following covenants:

      Section 8.1 Reporting Requirements. The Borrower will furnish to the Administrative Agent and each Lender:

      (a) Annual Financial Statements. As soon as available, and in any event within 90 days after the end of each fiscal year of the Borrower, beginning with the fiscal year ending July 31, 2001, a copy of the annual audit report of the Borrower and its consolidated Subsidiaries as of the end of and for such fiscal year then ended containing, on a consolidated basis and with unaudited consolidating schedules attached, balance sheets and statements of income, retained earnings and cash flow, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and audited and certified by BDO Seidman LLP or other independent certified public accountants of recognized standing acceptable to the Administrative Agent and containing no qualification thereto except as may be reasonably acceptable to the Administrative Agent, to the effect that such report has been prepared in accordance with GAAP;

      (b) Quarterly Financial Statements and Monthly Reports. As soon as available, and in any event within 45 days after the end of each fiscal quarter of each fiscal year of the Borrower, beginning with the fiscal quarter ending October 31, 2001, a copy of an unaudited financial report of the Borrower and its consolidated Subsidiaries as of the end of such fiscal quarter and for the portion of the fiscal year then ended containing, on a consolidated basis, balance sheets and statements of income, retained earnings and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by a Responsible Officer of the Borrower to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of the Borrower and its consolidated Subsidiaries, on a consolidated basis, at the date and for the periods indicated therein, and containing information regarding any guaranties and other contingent Debt in detail consistent with the information regarding guaranties and other contingent Debt contained in the Borrower's annual audit report. As soon as available, and in any event within (i) 30 days after the end of each calendar month of each fiscal year of the Borrower, beginning with the month ending October 31, 2001, a copy of management's cash flow reports comparing actual cash flow results for the period to the current budget for the period, in a form reasonably acceptable to the Administrative Agent and (ii) 30 days after the end of each calendar month of each fiscal year of the Borrower, beginning with the month ending October 31, 2001, a copy of management's operating income statements comparing actual operating income results for the period to the current budget for the period, in a form reasonably acceptable to the Administrative Agent;

      (c) Compliance Certificate. Concurrently with the delivery of each of the financial statements referred to in Sections 8.1(a) and 8.1(b), a Compliance Certificate of a Responsible Officer of the Borrower substantially in the form of Exhibit I hereto, appropriately completed, (i) stating that, to the best of such officer's knowledge, no Default has occurred and is continuing or, if a Default has occurred and is continuing, stating the nature thereof and the action that has been


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 73 taken and is proposed to be taken with respect thereto, and (ii) showing in reasonable detail the calculations demonstrating compliance with Article 10;

      (d)   (INTENTIONALLY OMITTED);

      (e) Borrowing Base Reports and Agings. As soon as available and in any event within 20 days after the end of each month, and, in any event from time to time upon the request of the Administrative Agent or the Required Lenders, (i) a Borrowing Base Report duly completed and (ii) an aged trial balance of all then-existing Receivables and all then-existing accounts payable of the Borrower and its Subsidiaries;

      (f) Budget. As soon as available and in any event before the beginning of each fiscal year of the Borrower, a copy of the budget of the Borrower and its Subsidiaries for such fiscal year (segregated by fiscal quarter and setting forth all material assumptions);

      (g) Management Letters. Promptly upon any request therefor by the Administrative Agent or the Required Lenders, a copy of any management letter or written report submitted to any Loan Party by independent certified public accountants with respect to the business, condition (financial or otherwise), operations, prospects or Properties of any such Person;

      (h) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits and proceedings before any Governmental Authority or arbitrator affecting any Loan Party which, if determined adversely to any such Person, could have a Material Adverse Effect;

      (i) Notice of Default. As soon as possible and in any event immediately upon (i) any Loan Party's knowledge of the occurrence of any Default a written notice setting forth the details of such Default and the action that such Loan Party has taken and proposes to take with respect thereto and (ii) the failure of the Borrower to make any required payment of principal, premium (if any), interest or other payment of or with respect to any Subordinated Debt or the occurrence of any other default or event of default with respect to any Subordinated Debt, a written notice setting forth the details thereof and the action that such Loan Party or the Borrower has taken or proposes to take with respect thereto;

      (j) ERISA and Canadian Plan Reports. Promptly after the filing or receipt thereof, copies of all reports, including annual reports, and notices which any Loan Party or any of its ERISA Affiliates files with or receives from the PBGC or the U.S. Department of Labor under ERISA or the PBGF or a Canadian Pension Authority under Canadian Pension and Benefits Law; and as soon as possible and in any event within five days after any such Person knows or has reason to know that any Pension Plan or Canadian Pension Plan is insolvent, or that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or Multiemployer Plan, or that any tax or penalty could become payable under Canadian Pension and Benefits Law with respect to any Canadian Plan, or that the PBGC, any Canadian Pension Authority, any Loan Party or any ERISA Affiliate has instituted or will institute proceedings under ERISA or Canadian Pension and Benefits Law to terminate or withdraw from or


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 74 reorganize any Pension Plan or Canadian Pension Plan, a certificate of a Responsible Officer of such Loan Party setting forth the details as to such insolvency, withdrawal, Reportable Event, Prohibited Transaction, tax or penalty or termination and the action that such Loan Party has taken and proposes to take with respect thereto;

      (k) Reports to Other Creditors. Promptly after the furnishing thereof, a copy of any statement or report furnished by any Loan Party to any other party pursuant to the terms of any indenture, loan, stock purchase or credit or similar agreement and not otherwise required to be furnished to the Administrative Agent and the Lenders pursuant to any other subsection of this
Section 8.1;

      (l) Notice of Material Adverse Effect. Within five Business Days after any Loan Party becomes aware thereof, written notice of any matter that could reasonably be expected to have a Material Adverse Effect;

      (m) Proxy Statements, Etc. As soon as available, one copy of each financial statement, report, notice or proxy statement sent by any Loan Party to its stockholders generally and one copy of each regular, periodic or special report, registration statement or prospectus filed by any Loan Party with any securities exchange or the Securities and Exchange Commission or any successor agency, and of all press releases and other statements made by any of the Loan Parties to the public containing material developments in its business;

      (n)   Information regarding Subsidiaries and Collateral.

            (i) Concurrently with the delivery of each of the financial statements referred to in Sections 8.1(a) and 8.1(b), (A) notice of (1) any real Property acquired by the Borrower or any of its Subsidiaries, (2) any additional patents, copyrights and trademarks of a material nature, and any other Intellectual Property of a material nature of which the Administrative Agent should be aware in order to ensure its Lien thereon, acquired by the Borrower or any of its Subsidiaries, and (3) the creation or acquisition of any Subsidiary of Borrower or any of its Subsidiaries after the Closing Date of which the Administrative Agent has not been previously informed in writing and (B) a certificate of a Responsible Officer of the Borrower setting forth the information required pursuant to the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Closing Date or the date of the most recent such certificate delivered pursuant to this clause (B);

            (ii) Promptly upon any occurrence thereof, written notice of any change (A) in any Loan Party's name or in any trade name used to identify it in the conduct of its business or in the ownership of its Properties,
      (B) to the extent that such change would require the filing of a new financing statement or other document, in the jurisdiction of incorporation or organization of any Loan Party or in the location of any Loan Party's chief executive office, its principal place of business or any tangible asset constituting Collateral (including the installation of any asset constituting Collateral at a location where Collateral has not previously been located), (C) in any Loan Party's identity or


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 75
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      corporate structure or (D) in any Loan Party's Federal taxpayer identification number; and

            (iii) promptly upon any incurrence thereof, written notice of any material casualty or damage to, or any destruction of, any material portion of the Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding.

      (o) Appraisals. From time to time if the Administrative Agent or any Lender determines that such appraisals are required to comply with applicable Governmental Requirements, appraisals of the real Properties of the Borrower and its Subsidiaries reasonably satisfactory in form and substance to the Administrative Agent (which appraisals shall be at the expense of the Borrower except if and to the extent that such appraisals are required on more than two occasions during any fiscal year of the Borrower), together with any documents related to such appraisals as the Administrative Agent or any Lender may reasonably request from time to time;

      (p) Insurance. Within 60 days prior to the end of each fiscal year of the Borrower, a report in form and substance reasonably satisfactory to the Administrative Agent summarizing all material insurance coverage maintained by the Borrower and its Subsidiaries as of the date of such report and all material insurance coverage planned to be maintained by such Persons in the subsequent fiscal year;

      (q) Plan Information. From time to time, as reasonably requested by the Administrative Agent or any Lender, such books, records and other documents relating to any Pension Plan or Canadian Pension Plan as the Administrative Agent or any Lender shall specify; prior to any termination, partial termination or merger of a Pension Plan or Canadian Pension Plan covering employees of any Loan Party or any ERISA Affiliate, or a transfer of assets of a Pension Plan or Canadian Pension Plan covering employees of any Loan Party or any ERISA Affiliate, written notification thereof; promptly upon any Loan Party's receipt thereof, a copy of any determination letter or advisory opinion regarding any Pension Plan or Canadian Pension Plan received from any Governmental Authority and any amendment or modification thereto as may be necessary as a condition to obtaining a favorable determination letter or advisory opinion; and promptly upon the occurrence thereof, written notification of any action requested by any Governmental Authority to be taken as a condition to any such determination letter or advisory opinion;

      (r) Environmental Assessments and Notices. Promptly after the receipt thereof, a copy of each environmental assessment (including any analysis relating thereto) prepared with respect to any real Property of any Loan Party and each notice sent by any Governmental Authority relating to any failure or alleged failure to comply with any Environmental Law or any liability with respect thereto;



THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 76

      (s) Purchase Price Adjustment. Within five days after any material post-closing adjustment to the purchase price is agreed to in connection with any Acquisition, notification of such post-closing adjustment to the purchase price agreed to in accordance with any such Acquisition Agreement; and

      (t) General Information. Promptly, such other information concerning the Loan Parties and their respective Subsidiaries, the creditworthiness of the Loan Parties and/or the Collateral as the Administrative Agent or any Lender may from time to time reasonably request.

      Section 8.2 Maintenance of Existence; Conduct of Business. Each of the Loan Parties will, and will cause each of its Subsidiaries to, preserve and maintain its corporate or other entity existence (except for mergers of Subsidiaries permitted by Section 9.3) and all of its material leases, privileges, licenses, Permits, franchises, qualifications, Intellectual Property, intangible Property and rights that are necessary or appropriate in the ordinary conduct of its business. Each of the Loan Parties will, and will cause each of its Subsidiaries to, conduct its business in an orderly and efficient manner in accordance with good business practices.

      Section 8.3 Maintenance of Properties. Each of the Loan Parties will, and will cause each of its Subsidiaries to, maintain, keep and preserve all of its material Properties necessary or appropriate in the proper conduct of its business in good repair, working order and condition (ordinary wear and tear excepted) and make all necessary repairs, renewals, replacements, betterments and improvements thereof.

      Section 8.4 Taxes and Claims. Each of the Loan Parties will, and will cause each of its Subsidiaries to, pay or discharge at or before maturity or before becoming delinquent (a) all taxes, levies, assessments and governmental charges imposed on it or its income or profits or any of its Property and (b) all lawful claims for labor, material and supplies, which, if unpaid, might become a Lien upon any of its Property; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to pay or discharge any tax, levy, assessment or governmental charge or claim for labor, material or supplies whose amount, applicability or validity is being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established under GAAP.

      Section 8.5 Insurance. (a) Each of the Loan Parties will, and will cause each of its Subsidiaries to, keep insured by financially sound and reputable insurers all Property of a character usually insured by responsible corporations engaged in the same or a similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations or entities and carry such other insurance as is usually carried by such corporations or entities, provided that in any event each of the Borrower and its Subsidiaries (as appropriate) will maintain:

            (i) Property Insurance. Insurance against loss or damage covering substantially all of the tangible real and personal Property and improvements of the Borrower and each of its Subsidiaries by reason of any Peril (as defined below) in such amounts (subject to any deductibles as shall be reasonably satisfactory to the


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 77

      Administrative Agent) as shall be reasonable and customary and sufficient to avoid the insured named therein from becoming a co-insurer of any loss under such policy, but in any event in such amounts as are reasonably available as determined by the Borrower's independent insurance broker reasonably acceptable to the Administrative Agent.

            (ii) Automobile Liability Insurance for Bodily Injury and Property Damage. Insurance in respect of all vehicles (whether owned, hired or rented by the Borrower or any of its Subsidiaries) at any time located at, or used in connection with, its Properties or operations against liabilities for bodily injury and Property damage in such amounts as are then customary for vehicles used in connection with similar Properties and businesses, but in any event to the extent required by applicable law.

            (iii) Comprehensive General Liability Insurance. Insurance against claims for bodily injury, death or Property damage occurring on, in or about the Property (and adjoining streets, sidewalks and waterways) of the Borrower and its Subsidiaries, in such amounts as are then customary for Property similar in use in the jurisdictions where such Properties are located.

            (iv) Worker's Compensation Insurance. Worker's compensation insurance (including employers' liability insurance) to the extent required by applicable law, which may be self-insurance to the extent permitted by applicable law.

Such insurance shall be written by financially responsible companies selected by the Borrower and having an A.M. Best Rating of "A-" or better and being in a financial size category of "VI" or larger, or by other companies reasonably acceptable to the Administrative Agent. Each policy referred to in this Section
8.5 shall provide that it will not be canceled, amended or reduced except after not less than 30 days' prior written notice to the Administrative Agent and shall also provide that the interests of the Administrative Agent and the Lenders shall not be invalidated or reduced by any act, omission or negligence of the Borrower or any of its Subsidiaries. The Borrower will advise the Administrative Agent promptly of any policy cancellation, reduction or amendment. For purposes hereof, the term "Peril" shall mean, collectively, fire, lightning, flood, windstorm, hail, explosion, riot and civil commotion, vandalism and malicious mischief, damage from aircraft, vehicles and smoke and other perils covered by the "all-risk" endorsement then in use in the jurisdictions where the Properties of the Borrower and its Subsidiaries are located.

      (b) The Borrower will cause each Insurance Recovery (other than any portion of an Insurance Recovery payable to a landlord to repair or replace Property leased by the Borrower or any of its Subsidiaries) payable by any insurance company to be deposited promptly with the Administrative Agent as security for the Obligations if a Default has then occurred and is continuing.

      (c) If a Default shall have occurred and be continuing, the Borrower will cause all proceeds of insurance paid on account of the loss of or damage to any Property of the Borrower or any of its Subsidiaries and all awards of compensation for any Property of the Borrower or any of its Subsidiaries taken by condemnation or eminent domain to be paid directly to the


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 78

Administrative Agent to be applied against or held as security for the Obligations, at the election of the Administrative Agent and the Required Lenders.

      Section 8.6 Inspection Rights. Each of the Loan Parties will, and will cause each of its Subsidiaries to, permit representatives and agents of the Administrative Agent and each Lender, during normal business hours and upon reasonable notice to the Borrower, to examine, copy and make extracts from its books and records, to visit and inspect its Properties and to discuss its business, operations and financial condition with its officers and independent certified public accountants. The Borrower will authorize its accountants in writing (with a copy to the Administrative Agent) to comply with this Section
8.6. The Administrative Agent or its representatives may, at any time and from time to time at the Borrower's expense, conduct field exams or other inspections to verify the Borrowing Base and for such other purposes as the Administrative Agent may reasonably request; provided, however, that, prior to the occurrence of a Default, no more than three such field exams during any fiscal year shall be at the Borrower's expense.

      Section 8.7 Keeping Books and Records. Each of the Loan Parties will, and will cause each of its Subsidiaries to, maintain appropriate books of record and account in accordance with GAAP consistently applied in which true, full and correct entries will be made of all their respective dealings and business affairs. If any changes in accounting principles from those used in the preparation of the financial statements referenced in Section 8.1 are hereafter required or permitted by GAAP and are adopted by the Borrower or any of its Subsidiaries with the concurrence of its independent certified public accountants and such changes in GAAP result in a change in the method of calculation or the interpretation of any of the financial covenants, standards or terms found in Section 8.1 or Article 10 or any other provision of this Agreement, the Borrower and the Required Lenders agree to amend any such affected terms and provisions so as to reflect such changes in GAAP with the result that the criteria for evaluating the Borrower's or such Subsidiaries' financial condition shall be the same after such changes in GAAP as if such changes in GAAP had not been made; provided that, until any necessary amendments have been made, the certificate required to be delivered under Section 8.1(c) hereof demonstrating compliance with Article 10 shall include calculations setting forth the adjustments from the relevant items as shown in the current financial statements based on the changes to GAAP to the corresponding items based on GAAP as used in the financial statements referenced in Section 7.2(a), in order to demonstrate how such financial covenant compliance was derived from the current financial statements.

      Section 8.8 Compliance with Laws. Each of the Loan Parties will, and will cause each of its Subsidiaries to, comply with all applicable Governmental Requirements, except for instances of noncompliance that could not have, individually or in the aggregate, a Material Adverse Effect.

      Section 8.9 Compliance with Agreements. Each of the Loan Parties will, and will cause each of its Subsidiaries to, comply with all agreements, documents and instruments binding on it or affecting its Properties or business, except for instances of noncompliance that could not have, individually or in the aggregate, a Material Adverse Effect. Each of the Loan


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 79

Parties will comply with all terms and provisions of the Subordinated Debt Documents which are intended to benefit the holders of the Loans or any other senior Debt.

      Section 8.10 Further Assurances. Each of the Loan Parties will, and will cause each of its Subsidiaries to, execute and deliver such further agreements, documents and instruments and take such further action as may be requested by the Administrative Agent to carry out the provisions and purposes of this Agreement and the other Loan Documents, to evidence the Obligations and to create, preserve, maintain and perfect the Liens of the Administrative Agent for the benefit of itself and the Lenders in and to the Collateral and the required priority of such Liens.

      Section 8.11 ERISA; Canadian Plans. Each of the Loan Parties will, and will cause the Borrower and each of its ERISA Affiliates to, comply with all minimum funding requirements and all other material requirements of ERISA and Canadian Pension and Benefits Law, if applicable, so as not to give rise to any liability thereunder.

      Section 8.12 Trade Accounts Payable. Each of the Loan Parties will, and will cause the Borrower and each of its Subsidiaries to, pay all trade accounts payable before the same become more than 90 days past due, except (a) trade accounts payable contested in good faith or (b) trade accounts payable in an aggregate amount not to exceed at any time outstanding $250,000 and with respect to which no proceeding to enforce collection has been commenced or, to the knowledge of any Loan Party, threatened.

      Section 8.13 Unified Cash Management System. If required by the Administrative Agent, the Borrower and each of its Subsidiaries will maintain a unified cash management system and will ensure, and will cause the Borrower and each of its Subsidiaries to ensure, that all proceeds of all Collateral are (a) deposited directly, as received, into a collection account of the Borrower or such Subsidiary (as applicable) and (b) on a daily basis after such deposit, transferred into a Concentration Account of the Borrower or such Subsidiary (as applicable). If required by the Administrative Agent, each of the Loan Parties will maintain in effect, and will cause each of its Subsidiaries to maintain in effect, an agreement governing each of its collection accounts and its Concentration Account in form and substance satisfactory to the Administrative Agent with a depository bank satisfactory to the Administrative Agent.

      Section 8.14 Indemnifications under Acquisition Documents. In the event that, after the occurrence and during the continuation of a Default, the Borrower or any of its Subsidiaries is or becomes aware of any material right or claim (or probable right or claim) of indemnification in favor of it arising under any of the Acquisition Documents which it does not intend to pursue within reasonable promptness after it has become aware thereof, then (a) the Borrower will promptly notify the Administrative Agent and the Lenders of such fact and the basis of such right or claim in reasonable detail and (b) upon the request of the Administrative Agent or the Required Lenders, the Borrower will execute and deliver and/or cause its appropriate Subsidiary to execute and deliver (as applicable) a power of attorney in form and substance reasonably satisfactory to the Administrative Agent pursuant to which the Administrative Agent may, in the


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 80 name of the Borrower or any of its Subsidiaries (as applicable), take all actions that may be necessary or appropriate to diligently pursue such right or claim.

      Section 8.15 Ownership of Subsidiaries. Except if and to the extent that such Loan Parties are merged or wound-up as permitted by Section 9.3 of this Agreement, (a) the Borrower shall at all times on and after the Closing Date own all issued and outstanding Capital Stock of Dynamex East, Dynamex West, Road Runner, NYDEX, Fleet Services, Canada Holdings and Provincial Couriers, (b) Canada Holdings shall at all times on and after the Closing Date own all issued and outstanding Capital Stock of Holdings NS Corp., (c) Provincial Couriers shall at all times on and after the Closing Date own all issued and outstanding Capital Stock of Provincial NS Corp., (d) Holdings NS Corp. shall at all times on and after the Closing Date own at least 99 percent of all of the issued and outstanding Capital Stock of Dynamex Canada LP, (e) Dynamex Canada LP shall at all times on or after the Closing Date own all issued and outstanding Capital Stock of Dynamex Canada, and (f) Dynamex Canada shall at all times on and after the Closing Date own all issued and outstanding Capital Stock of Alpine.

      Section 8.16 Interest Rate Protection Agreements. The Borrower shall, commencing on or before the Closing Date and continuing through and including the Maturity Date, maintain in full force and effect one or more Interest Rate Protection Agreements reasonably satisfactory to the Administrative Agent with one or more of the Lenders or with one or more other counter parties rated as specified in Section 9.1(d) and otherwise reasonably acceptable to the Administrative Agent that enable the Borrower to fix or place a limit upon the rate of interest payable with respect to not less than an aggregate notional amount of 30% of the aggregate outstanding principal amount of the Loans from time to time (the "required notional amount"), provided, however, that the required notional amount shall not be required to exceed $12,994,500 for the period from the Closing Date through and including the Maturity Date, and, thereafter, shall not be required to be increased from time to time except in connection with, and within 60 days after, each increase in the aggregate outstanding principal amount of the Loans by $10,000,000 or more (whether such increase occurs at a particular time or over a period of time).

      Section 8.17 Documentation relating to Future Acquisitions. The Borrower will, and will cause each of its Subsidiaries to, as applicable, execute and/or deliver (as applicable) to the Administrative Agent and the Lenders on or before the date of the consummation of any Future Acquisition and, in the event that any proceeds of any Loan are to be used or any Letter of Credit is to be issued to finance the payment of any portion of the purchase price of any Future Acquisition, on or before the date of the making of such Loan or the issuance of such Letter of Credit, all of the following; provided, however, that the Administrative Agent may agree to waive the execution or delivery of any of the following for a period of 30 days or less:

      (a) Certificate. A certificate executed by the Borrowers and the Loan Parties (i) certifying that such Future Acquisition constitutes a Permitted Acquisition (the "Subject Permitted Acquisition"), (ii) representing pro forma compliance with the financial covenants contained in Article 10 of this Agreement, (iii) attaching a true and correct copy of all Permitted Acquisition Documents relating to such Permitted Acquisition (the "Subject Permitted Acquisition Documents"), (iv) certifying that all representations and warranties of the Borrower


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 81 and the other Loan Parties (including, without limitation, the Acquired Entity being acquired pursuant to such Permitted Acquisition (the "Subject Acquired Entity")) contained in this Agreement and the other Loan Documents are and shall continue to be true and correct as of the date of and of the giving effect to the Subject Permitted Acquisition as if such representations and warranties had been made on and as of such date, (v) certifying that, both immediately prior to and immediately after giving effect to such Permitted Acquisition, no Default has occurred and is continuing, and (vi) if applicable, certifying as to the satisfaction of all conditions precedent to the making of any Loan or the issuance of any Letter of Credit made or to be made or issued or to be issued, respectively, to finance (in whole or in part) or otherwise in connection with such Permitted Acquisition;

      (b) Documents. All Loan Documents (fully executed, if applicable) required to be executed and/or delivered by the Borrower and/or any of its Subsidiaries (including, without limitation, each Subject Acquired Entity), if any, in accordance with Sections 5.3 and 5.4 in connection with the Subject Permitted Acquisition and, with respect to each Subject Acquired Entity, a Joinder Agreement executed by such Acquired Entity;

      (c) Resolutions. Resolutions of the Board of Directors of each Subject Acquired Entity (if any) certified by its Secretary or an Assistant Secretary which authorize the execution, delivery and performance by such Acquired Entity of the Loan Documents to be executed and/or delivered by it;

      (d) Incumbency Certificate. A certificate of incumbency certified by the Secretary or an Assistant Secretary of each Loan Party that is a party to any Loan Document to be executed in connection with the Subject Permitted Acquisition (including, without limitation, each Subject Acquired Entity), if any, certifying as to the name of each officer of such Loan Party who is authorized to sign the Loan Documents to be executed in connection with such Permitted Acquisition;

      (e) Articles or Certificates of Incorporation, etc. With respect to each Subject Acquired Entity (if any), copies of the articles or certificate of incorporation or other applicable constitutional document of such Loan Party, in each case certified by the appropriate Governmental Authority of such Loan Party's jurisdiction of incorporation or organization;

      (f) Bylaws. With respect to each Subject Acquired Entity (if any), a true and correct copy of the bylaws (if applicable) of such Loan Party certified by the Secretary or an Assistant Secretary of such Loan Party;

      (g) Governmental Certificates. Certificates of appropriate officials as to the existence and good standing of each Subject Acquired Entity (if any) in the jurisdiction of its incorporation or organization;

      (h) Lien Releases. Payoff letters in form and substance reasonably acceptable to the Administrative Agent or duly executed releases or assignments of Liens and financing statements in recordable form as may be necessary to reflect that the Liens created by the Security


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 82

Documents affecting the assets acquired in connection with the Subject Permitted Acquisition are first priority Liens (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Administrative Agent);

      (i) Lien Searches. Lien searches in the name of each Subject Acquired Entity (in the case of an acquisition of Capital Stock) or in the name of each Person transferring any assets being acquired (in the case of an asset acquisition) pursuant to the Subject Permitted Acquisition in each jurisdiction in which such Person maintains an office or has Property, showing no financing statements or other Lien instruments of record except for Permitted Liens or Liens being released concurrently with such Permitted Acquisition;

      (j) Regulatory Approvals. Copies of any and all filings, consents or approvals with or of Governmental Authorities necessary to consummate the Subject Permitted Acquisition, including, without limitation, all filings, consents or approvals (if any) required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Investment Canada Act (Canada) and the Competition Act (Canada), and evidence that all waiting periods with respect thereto have lapsed;

      (k) Financial Statements; No Material Adverse Effect or Change. The financial statements (relating to the assets and/or Persons to be acquired pursuant to the Subject Permitted Acquisition) delivered or to be delivered pursuant to the Subject Permitted Acquisition Documents, and such other financial statements, pro forma financial statements and financial projections as of and for such periods as the Administrative Agent may reasonably request;

      (l) Legal Opinions. Favorable opinions of counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent, with respect to the Subject Permitted Acquisition and the Loan Documents to be executed and/or delivered in connection therewith;

      (m) Reliance Letters. Copies of all legal opinions (if any) issued in connection with the Subject Permitted Acquisition and (except if and to the extent that the Loan Parties are not able to obtain such letters after exercising their reasonable efforts to do so) letters from counsel that issued such opinions stating that such opinions may be relied upon by the Administrative Agent and the Lenders; and

      (n) Other Documents. Such other agreements, documents, instruments and certificates as the Administrative Agent may reasonably request.

      Section 8.18 Limitation on Value of Alpine Enterprises, Ltd. The Borrower will ensure that Alpine does not have assets valued at or exceeding Cdn. $1,500,000 at any time.

      Section 8.19 Compliance with Certain Agreements. Each of the Loan Parties will comply, and will cause its Subsidiaries to comply, with the terms and provisions of the Gain Recognition Agreement (provided, however, that it is agreed and understood that the exercise of certain rights and remedies by the Administrative Agent and/or the Lenders may result in


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 83 noncompliance therewith). Each of the Loan Parties will also comply, and will cause its Subsidiaries to comply, with the terms and provisions of the Letter Agreement.

                                    ARTICLE 9

                               Negative Covenants

      Each of the Borrower and each of its Subsidiaries jointly and severally covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder or any Letter of Credit remains outstanding, it will perform and observe, or cause to be performed and observed, the following covenants:

      Section 9.1 Debt.    Each of the Loan Parties will not, and will not
permit or any of its Subsidiaries to, incur, create, assume or permit to exist any Debt, except (subject to the proviso below):

      (a) Debt of the Borrower and its Subsidiaries to the Lenders pursuant to the Loan Documents;

      (b)   Permitted Subordinated Debt;

      (c) (i) intercompany Debt existing as of the Closing Date and expressly permitted pursuant to the Letter Agreement and (ii) intercompany Debt between or among the Borrower and any of its Wholly-Owned Subsidiaries incurred in the ordinary course of business (including, without limitation, Debt owed by the Wholly-Owned Subsidiaries of the Borrower to the Borrower in connection with loans of proceeds of the Loans made by the Borrower to such Subsidiaries, the proceeds of which loans are used for the purposes permitted by Section 2.10), subject to the following requirements: any and all of the Debt permitted pursuant to this Section 9.1(c) shall be unsecured, shall be evidenced by instruments satisfactory to the Administrative Agent which will be pledged to the Administrative Agent for the benefit of the Administrative Agent and the Lenders (unless such pledge is not required by Article 5 hereof) and shall be subordinated to the Obligations pursuant to a subordination agreement in form and substance satisfactory to the Administrative Agent (unless the payor with respect to such intercompany Debt is a Canadian Subsidiary which is not obligated to guarantee the payment of the Obligations or to grant a Lien on its assets to secure payment of the Obligations and the Administrative Agent has not expressly requested such subordination), provided, however, that temporary advances made from time to time in the ordinary course of business not to exceed $100,000 in aggregate principal amount at any time owing by any Wholly-Owned Subsidiary of the Borrower to the Borrower shall not be required to be so evidenced, pledged or subordinated;

      (d) unsecured Debt arising under, created by and consisting of Interest Rate Protection Agreements and/or Currency Hedge Agreements not to exceed in aggregate notional amount the aggregate principal amount of the Commitments in effect from time to time (and, in any event, not less than the amount required by this Agreement), provided that each counter


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 84 party shall be a Lender or shall be rated in one of the two highest rating categories of Standard and Poors Corporation or Moody's Investors Service, Inc.;

      (e) (i) existing Debt described on Schedule 7.10(b) hereto and renewals, extensions or refinancings of such Debt which do not increase the outstanding principal amount of such Debt and the terms and provisions of which are not materially more onerous than the terms and conditions of such Debt on the Closing Date, (ii) purchase money Debt secured by purchase money Liens, which Debt and Liens are permitted under and meet all of the requirements of clause
(g) of the definition of Permitted Liens contained in Section 1.1, and (iii) additional unsecured Debt; provided, however, that the aggregate principal amount of the Debt referred to in this Section 9.1(e) shall not exceed $1,500,000 in aggregate amount at any time outstanding; and

      (f) liabilities of the Loan Parties in respect of unfunded vested benefits under any Plan if and to the extent that the existence of such liabilities will not constitute, cause or result in a Default; provided, however, that, notwithstanding anything to the contrary contained in this
Section 9.1, none of the Debt referred to in this Section 9.1 may be incurred, created or assumed by any Canadian Subsidiary except that Dynamex Canada may incur or create Debt permitted in accordance with clause (c) and clause (f) of this Section 9.1.

      Section 9.2 Limitation on Liens. Each of the Loan Parties will not, and will not permit any of its Subsidiaries to, incur, create, assume or permit to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, except Permitted Liens (none of which Permitted Liens may encumber, attach to or otherwise affect any Property of any Canadian Subsidiary other than, with respect to Dynamex Canada only, the existing Liens disclosed on
Schedule 1.1(a) hereto which are expressly described on Schedule 1.1(a) as attaching to Property of Dynamex Canada). With respect to the Capital Stock of the Canadian Subsidiaries (or portion thereof, as applicable) which is not required to be pledged as security for the Obligations, the Loan Parties will, if requested by the Administrative Agent, cause an appropriate legend, in form and substance satisfactory to the Administrative Agent, to be placed on the stock certificates evidencing such Capital Stock which shall evidence the Lien prohibitions contained in this Section 9.2.

      Section 9.3 Mergers, Etc. Each of the Loan Parties will not, and will not permit any of its Subsidiaries to, (a) become a party to a merger, consolidation, amalgamation or wind-up, (b) wind-up, dissolve or liquidate itself, or (c) purchase or acquire all or a material or substantial part of the Capital Stock or business or Properties of any Person (other than pursuant to the Prior Acquisitions); provided, however, that:

      (i) any Subsidiary of the Borrower may merge with or wind-up into the Borrower or a Wholly-Owned Subsidiary of the Borrower if (but only if) (A) the Borrower or such Wholly-Owned Subsidiary of the Borrower, respectively, is the surviving entity in such merger or wind-up, (B) the surviving entity in such merger or wind-


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 85
            up, if a Wholly-Owned Subsidiary of the Borrower, shall be incorporated or organized in a state of the U.S. unless all non-surviving entities in such merger or wind-up are not incorporated or organized in a state of the U.S., (C) at the time of such merger or wind-up, each of the Subsidiaries of the Borrower which are parties to such merger or wind-up is Solvent, and (D) no Default exists at the time of such merger or wind-up or would result therefrom; and

      (ii) the Borrower and its Wholly-Owned Subsidiaries may, subject to compliance with the requirements of this Agreement (including, without limitation, Sections 5.3, 5.4 and 8.17), make or consummate Permitted Acquisitions;

provided, however, that no Permitted Acquisitions may be made if (1) a Default exists at the time of such Permitted Acquisition or would result therefrom, or
(2) the ratio of Total Debt to EBITDA for the most recent four fiscal quarters of the Borrower then ended, calculated in accordance with Section 10.1, is greater than 3.00 to 1.00 unless such Permitted Acquisition has been approved in writing by the Required Lenders.

      Section 9.4 Restricted Payments. Each of the Loan Parties will not, and will not permit any of its Subsidiaries to, make any Restricted Payments, except:

      (a) subject to the subordination provisions relating thereto, (i) the Borrower may make regularly scheduled payments of interest accrued on any Permitted Subordinated Debt and may pay principal of Permitted Subordinated Debt if and to the extent (but only if and to the extent) permitted by the express terms of the Subordinated Debt Documents governing such Permitted Subordinated Debt, which terms have been expressly approved in writing by the Administrative Agent and (ii) Subsidiaries of the Borrower may make payments of principal and interest accrued on subordinated intercompany Debt which is permitted to be incurred in accordance with Section 9.1(c) if and to the extent (but only if and to the extent) that such payments are permitted by the terms of the documents governing such subordinated intercompany Debt, which terms have been expressly approved in writing by the Administrative Agent;

      (b) Subsidiaries of the Borrower owned by the Borrower may declare and pay dividends to the Borrower to the extent permitted by applicable law;

      (c) Subsidiaries of the Borrower owned by Subsidiaries of the Borrower may declare and pay dividends to their parent Subsidiaries to the extent permitted by applicable law;

      (d) the Borrower may purchase shares of Dynamex Common Stock from employees of the Borrower or its Subsidiaries upon the termination of the employment of such employees, provided that the amount paid therefor shall not exceed the fair market value of such shares to be purchased and shall not exceed $100,000 in the aggregate during any fiscal year; and

      (e) the Borrower and its Subsidiaries may make Loans to any officer, director or shareholder of the Borrower or any of its Subsidiaries (other than a shareholder consisting of the


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 86

Borrower or a Subsidiary of the Borrower) which, when aggregated with all such other loans, do not exceed $100,000 in aggregate amount at any time outstanding; provided, however, that no Restricted Payments may be made pursuant to clauses
(a) or (d) preceding if a Default exists at the time of such Restricted Payment or would result therefrom.

      Section 9.5 Investments. Each of the Loan Parties will not, and will not permit any of its Subsidiaries to, make or permit to remain outstanding any advance, loan, extension of credit or capital contribution to or investment in any Person, or purchase or own any stock, bonds, notes, debentures or other securities of any Person, or be or become a joint venturer with or partner of any Person (all such transactions being herein called "Investments"), except:

      (a) Investments in obligations or securities received in settlement of debts (created in the ordinary course of business) owing to the Borrower or any of its Subsidiaries;

      (b)   existing Investments identified on Schedule 9.5 hereto;

      (c) Investments in securities issued or guaranteed by the U.S. or, with respect to the Canadian Subsidiaries, Canada or any agency thereof with maturities of one year or less from the date of acquisition;

      (d) Investments in certificates of deposit and Eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any Lender or with any domestic commercial bank having capital and surplus in excess of $500,000,000;

      (e) Investments in repurchase obligations with a term of not more than seven days for securities of the types described in clause (c) preceding with any Lender or with any domestic commercial bank having capital and surplus in excess of $500,000,000;

      (f) Investments in commercial paper of a domestic issuer rated A-1 or better or P-1 or better by Standard & Poors Corporation or Moody's Investors Services, Inc., respectively, maturing not more than six months from the date of acquisition;

      (g)   (i) Investments (other than Intercompany Debt referred to in clause
(h) below) by a Loan Party in its Subsidiaries existing on the Closing Date and
(ii) additional Investments by a Loan Party in its Subsidiaries made after the Closing Date in an aggregate amount, as to each such Borrower, not to exceed $1,000,000 at any time outstanding, exclusive of Investments resulting from purchases and acquisitions permitted pursuant to clause (ii) of Section 9.3; provided, however, that the aggregate amount of Investments that may be made after August 26, 1997 in any Canadian Subsidiary or any other non-U.S. Subsidiary of the Borrower shall not exceed $500,000; provided further, however, that no such Investments by a Loan Party in a Canadian Subsidiary or another non-U.S. Subsidiary shall be permitted after the Closing Date under this clause
(ii) unless the Administrative Agent has a perfected, first priority Lien on all


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 87 right, title and interest in and to all of the issued and outstanding Capital Stock of such Canadian Subsidiary or other non-U.S. Subsidiary;

      (h)   intercompany Debt permitted pursuant to Section 9.1(c);

      (i) Investments by the Borrower or its Subsidiary in companies whose Capital Stock or assets are proposed to be purchased or acquired by the Borrower or such Subsidiary in accordance with clause (ii) of Section 9.3 not to exceed $500,000 in aggregate amount during any fiscal year; provided, however, that the Borrower shall promptly notify the Administrative Agent of any such Investment exceeding $100,000 in aggregate amount; and

      (j) Investments by the Borrower or its Wholly-Owned Subsidiaries resulting from purchases and acquisitions permitted pursuant to clause (ii) of
Section 9.3; provided, however, that (A) no Investments may be made by any Loan Party pursuant to clauses (g), (h), (i) or (j) preceding if a Default exists at the time of such Investment or would result therefrom and (B) no Investments in Alpine Enterprises, Ltd., other than amounts not to exceed Cdn.$250,000 in aggregate principal amount at any time outstanding loaned by Dynamex Canada to Alpine Enterprises, Ltd. pursuant to one or more intercompany notes, may be made by any Loan Party after August 26, 1997.

      Section 9.6 Limitation on Issuance of Capital Stock of Subsidiaries. Each of the Loan Parties will not permit any of the Subsidiaries of the Borrower to at any time issue, sell, assign or otherwise dispose of (a) any of its Capital Stock, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of its Capital Stock, or (c) any option, warrant or other right to acquire any of its Capital Stock; provided, however, that, if and to the extent not otherwise prohibited by this Agreement or the other Loan Documents (i) a Subsidiary of the Borrower may issue additional shares of its Capital Stock to the Borrower for full and fair consideration and
(ii) any Subsidiary of a Subsidiary of the Borrower may issue additional shares of its Capital Stock to such parent Subsidiary or another Subsidiary of the Borrower if and to the extent that the percentage ownership of such Capital Stock owned by the owners thereof as of the Closing Date does not change; provided, further, however, that, except to the extent not required in accordance with Sections 5.1 and 5.3 with respect to Capital Stock issued by any Canadian Subsidiary, all of such additional shares of Capital Stock referred to in clauses (i) and (ii) preceding shall be pledged to the Administrative Agent, on behalf of the Administrative Agent and the Lenders, as security for the Obligations pursuant to a pledge agreement in form and substance reasonably satisfactory to the Administrative Agent.

      Section 9.7 Transactions with Affiliates. Except for (a) the payment of salaries in the ordinary course of business consistent with prudent business practices and (b) the furnishing of employment benefits in the ordinary course of business consistent with prudent business practices, each of the Loan Parties will not, and will not permit any of its Subsidiaries to, enter into any transaction, including, without limitation, the purchase, sale or exchange of Property or the rendering of any service, with any Affiliate of such Loan Party or such Subsidiary except in the ordinary course of and pursuant to the reasonable requirements of such Loan Party's or such


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 88

Subsidiary's business and upon fair and reasonable terms no less favorable to such Loan Party or such Subsidiary, respectively, than would be obtained in a comparable arms-length transaction with a Person not an Affiliate of such Loan Party or such Subsidiary, respectively.

      Section 9.8 Disposition of Property. Each of the Loan Parties will not, and will not permit any of its Subsidiaries to, sell, lease, assign, transfer or otherwise dispose of any of its Property, except (subject to the proviso below):

      (a)   dispositions of Inventory in the ordinary course of business;

      (b) Asset Dispositions of Property, other than accounts and Receivables, by the Borrower and its Subsidiaries to Persons other than the Borrower and its Subsidiaries made in the ordinary course of business if each of the following conditions have been satisfied: (i) the Net Proceeds from any single Asset Disposition or series of related Asset Dispositions in any fiscal year of the Borrower do not exceed $250,000 and the cumulative Net Proceeds from all Asset Dispositions do not exceed $1,000,000, (ii) the Borrower or its Subsidiary (as applicable) receives fair consideration for such assets, and (iii) no Default exists at the time of or will result from such Asset Disposition;

      (c) Asset Dispositions of Property, other than accounts and Receivables, by the Borrower and its Subsidiaries to any Wholly-Owned Subsidiary of the Borrower if each of the following conditions have been satisfied: (i) the aggregate fair market value of the assets sold, disposed of or otherwise transferred by the Borrower and its Subsidiaries and transferred to a Wholly-Owned Subsidiary of the Borrower shall not exceed $250,000 in aggregate amount during any fiscal year, exclusive of assets acquired pursuant to purchases and acquisitions permitted pursuant to clause (ii) of Section 9.3 which are transferred by the purchaser of such assets to the Borrower or any Wholly-Owned Subsidiary of the Borrower, (ii) the assets sold, disposed of or otherwise transferred to a Wholly-Owned Subsidiary of the Borrower shall continue to be subject to a perfected, first priority Lien (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Administrative Agent) in favor of the Administrative Agent and the Lenders, and (iii) no Default exists at the time of or will result from such Asset Disposition; and

      (d) dispositions of Property, other than accounts and Receivables, no longer used or useful in the ordinary course of business; provided, however, that none of the Canadian Subsidiaries may sell, lease, assign, transfer or otherwise dispose of any of its Property except in the ordinary course of its business and consistent with past practices.

      Section 9.9 Sale and Leaseback. Each of the Loan Parties will not, and will not permit any of its Subsidiaries to, enter into any arrangement with any Person pursuant to which it leases from such Person real or personal Property that has been or is to be sold or transferred, directly or indirectly, by it to such Person.



THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 89

      Section 9.10 Lines of Business. Each of the Loan Parties will not, and will not permit any of its Subsidiaries to, (a) engage in any line or lines of business activity other than the businesses in which they are engaged on the Closing Date and lines of business reasonably related thereto or (b) discontinue any line or lines of business which provide material revenues to the Borrower (on a consolidated basis) in which they are engaged on the Closing Date.

      Section 9.11 Environmental Protection. Each of the Loan Parties will not, and will not permit any of its Subsidiaries to, (a) use (or permit any tenant to use) any of its Properties for the handling, processing, storage, transportation or disposal of any Hazardous Material except in compliance with applicable Environmental Laws, (b) generate any Hazardous Material except in compliance with applicable Environmental Laws, (c) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material in violation of any Environmental Law, or (d) otherwise conduct any activity or use any of its Properties in any manner, that violates or is likely to violate any Environmental Law or create any Environmental Liabilities for which the Borrower or any of its Subsidiaries would be responsible, except for circumstances or events described in clauses (a) through (d) preceding that could not, individually or in the aggregate, have a Material Adverse Effect.

      Section 9.12 Intercompany Transactions. Except as may be expressly permitted or required by the Loan Documents, each of the Loan Parties will not, and will not permit any of its Subsidiaries to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of the Borrower or any Subsidiary to (a) pay dividends or make any other distribution to the Borrower or any of its Subsidiaries in respect of such Subsidiary's Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any indebtedness owed to the Borrower or any of its Subsidiaries, (c) make any loan or advance to the Borrower or any of its Subsidiaries, (d) participate in the Unified Cash Management System, (e) sell, lease or transfer any of its Property to the Borrower or any of its Subsidiaries, or (f) grant any Lien on any of its Properties.

      Section 9.13 Modification of Other Agreements. Each of the Loan Parties will not, and will not permit any of its Subsidiaries to, consent to or implement any termination, amendment, modification, supplement or waiver of (a) the Acquisition Documents, (b) the certificate or articles of incorporation or bylaws (or analogous constitutional documents) of the Borrower or any of its Subsidiaries, (c) any Subordinated Debt Documents or (d) any other Material Contract to which it is a party or any Permit which it possesses; provided, however, that the Borrower and its Subsidiaries may amend or modify (i) the documents referred to in clause (b) preceding if and to the extent that such amendment or modification is not substantive or material and could not be adverse to the Administrative Agent or the Lenders and (ii) the Material Contracts referred to in clause (d) preceding if and to the extent that such amendment or modification could not reasonably be expected to be materially adverse to the Borrower and its Subsidiaries or the Administrative Agent and the Lenders.

      Section 9.14 Deposit Accounts. Each of the Loan Parties will not, and will not permit any of its Subsidiaries to, create or maintain any deposit accounts other than those listed on


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 90

Schedule 7.23 hereto or consented to in writing by the Administrative Agent, which consent shall not be unreasonably withheld.

      Section 9.15 ERISA and Canadian Plans. Each of the Loan Parties will not, and will not permit any of its Subsidiaries to:

      (a) allow, or take (or permit any ERISA Affiliate to take) any action which would cause, any unfunded or unreserved liability for benefits under any Plan (exclusive of any Multiemployer Plan) or Canadian Plan to exist or to be created that exceeds $250,000 with respect to any such Plan or $500,000 with respect to all such Plans or Canadian Plans in the aggregate on either a going concern or a wind-up basis; or

      (b) with respect to any Multiemployer Plan, allow, or take (or permit any ERISA Affiliate to take) any action which would cause, any unfunded or unreserved liability for benefits under any Multiemployer Plan to exist or to be created, either individually as to any such Plan or in the aggregate as to all such Plans, that could, upon any partial or complete withdrawal from or termination of any such Multiemployer Plan or Plans, have a Material Adverse Effect.

      Section 9.16 Activities of Certain Canadian Subsidiaries. Each of Holdings NS Corp., Provincial NS Corp. and Dynamex Canada LP (the "Restricted Subsidiaries") is not an operating company and will not engage in any business or activity other than the ownership of the outstanding Capital Stock of its directly owned Subsidiaries as specified in Section 7.15 and activities incidental thereto. No Restricted Subsidiary will own or acquire any assets (other than each such Subsidiary's current interest in the Capital Stock described above) or incur any Debt or other liabilities (other than liabilities under the Loan Documents and liabilities imposed by law, including tax liabilities and other liabilities incidental to such Subsidiary's existence or incurred in connection with the transactions contemplated by the Letter Agreement). No Restricted Subsidiary will create, incur, assume or permit to exist any Lien on any asset now owned or hereafter acquired by it, including, without limitation, any Permitted Liens.

                                   ARTICLE 10

                               Financial Covenants

      Each of the Borrower and each of its Subsidiaries jointly and severally covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder or any Letter of Credit remains outstanding, it will perform and observe, or cause to be performed and observed, the following covenants:

      Section 10.1 Maximum Ratio of Total Debt to EBITDA. The Borrower and its consolidated Subsidiaries will not permit the ratio, calculated as of the end of each fiscal quarter of the Borrower commencing with the fiscal quarter ended October 31, 2001, and in accordance with Section 1.4, of (i) Total Debt to
(ii) EBITDA for the four fiscal quarters of the Borrower then ended to be greater than the ratio of 3.00 to 1.00.



THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 91

      Section 10.2 Minimum Net Worth. The Borrower and its consolidated Subsidiaries will at all times maintain Net Worth in an amount equal to not less than the sum of (a) (i) prior to the time when the settlement of the Shareholder Litigation has been consummated, $57,700,000 or (ii) on and after the time when the settlement of the Shareholder Litigation has been consummated (which settlement involves the issuance of additional Capital Stock of the Borrower), $59,000,000, plus (b) 75% of cumulative Net Income, if positive for any fiscal quarter (i.e., exclusive of any negative Net Income for any fiscal quarter), for any fiscal quarter commencing on and after August 1, 2001, plus (c) all Net Proceeds of each Equity Issuance which occurs on or after January 1, 2001.

      Section 10.3 Minimum Fixed Charge Coverage Ratio. The Borrower and its consolidated Subsidiaries will not permit the Fixed Charge Coverage Ratio, calculated as of the end of each fiscal quarter of the Borrower commencing with the fiscal quarter ended October 31, 2001 and for the four fiscal quarters then ended, to be less than the ratio of 1.00 to 1.00.

      Section 10.4 Capital Expenditures. The Borrower and its Subsidiaries will not permit the aggregate Capital Expenditures of the Borrower and its Subsidiaries during any period of four consecutive fiscal quarters (exclusive of any purchase or acquisition of Capital Stock or assets permitted by clause (ii) of Section 9.3) to exceed $4,000,000.

                                   ARTICLE 11

                                     Default

      Section 11.1 Events of Default. Each of the following shall be deemed an "Event of Default":

      (a) (i) The Borrower shall fail to pay, repay or prepay when due any amount of principal or interest owing to the Administrative Agent or any Lender pursuant to this Agreement or any other Loan Document, or (ii) any Loan Party shall fail to pay within five days after the due date thereof any fee, expense, Reimbursement Obligation or other amount (other than principal or interest) or other Obligation (other than principal or interest) owing to the Administrative Agent or any Lender pursuant to this Agreement or any other Loan Document.

      (b) Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries or by any Loan Party in any Loan Document or in any certificate, report, notice or financial statement furnished at any time in connection with this Agreement or any other Loan Document shall be false, misleading or erroneous in any material respect when made or deemed to have been made.

      (c) The Borrower or any of its Subsidiaries shall fail to perform, observe or comply with any covenant, agreement or term contained in Sections 5.1, 5.2, 8.1(i), 8.1(l), 8.2 (other than the last sentence of Section 8.2), 8.6, 8.7, 8.8, 8.9 or 8.10, Article 9 or Article 10 of this Agreement; the Borrower or any of its Subsidiaries shall fail to perform, observe or comply with any covenant, agreement or term contained in Sections 5.3, 8.1 (other than Sections 8.1(i) or


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 92

8.1(l)), 8.4, 8.5, 8.13 or 8.14 and such failure is not remedied or waived within ten days after such failure commenced; the Borrower or any of its Subsidiaries shall fail to perform, observe or comply with any covenant, agreement or term contained in any Security Agreement, subject to any (if any) grace period applicable to such covenant, agreement or term contained in such Security Agreement; any Guarantor shall fail to perform, observe or comply with any covenant, agreement or term contained in its Guaranty, subject to any (if any) grace period applicable to such covenant, agreement or term in this Agreement to the extent this Agreement is incorporated therein by reference; or any Loan Party shall fail to perform, observe or comply with any other covenant, agreement or term contained in this Agreement or any other Loan Document (other than covenants to pay the Obligations) and such failure is not remedied or waived within the earlier to occur of 30 days after such failure commenced or, if a different grace period is expressly made applicable in such other Loan Documents, such applicable grace period.

      (d) Any of the Loan Parties ceases to be Solvent or shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due.

      (e) Any Loan Party shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner, liquidator, administrator or the like of itself or of all or any substantial part of its Property, (ii) admit in writing its inability to, or be generally unable to, pay its debts as such debts become due, subject to any applicable grace periods, (iii) make a general assignment for the benefit of its creditors,
(iv) commence a voluntary case under the United States Bankruptcy Code or the Bankruptcy and Insolvency Act (Canada) (individually and collectively, as now or hereafter in effect, the "Bankruptcy Code"), (v) institute any proceeding or file a petition seeking to take advantage of any other law providing for the relief of debtors or relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up or composition or readjustment of debts, (vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vii) take any corporate or other action for the purpose of effecting any of the foregoing.

      (f) A proceeding or case shall be commenced, without the application, approval or consent of any of the Loan Parties, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator, administrator or the like of any of the Loan Parties or of all or any substantial part of its Property, or (iii) similar relief in respect of any of the Loan Parties under any law providing for the relief of debtors or relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up or composition or readjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against any of the Loan Parties shall be entered in an involuntary case under the Bankruptcy Code.



THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 93

      (g) Any of the Loan Parties shall fail to discharge within a period of 30 days after the commencement thereof any attachment, sequestration, forfeiture or similar proceeding or proceedings involving an aggregate amount in excess of $250,000 against any of its Properties.

      (h) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by a court or courts against the Loan Parties or any of them on claims not covered by insurance or as to which the insurance carrier has denied responsibility and the same shall not be discharged or bonded, or a stay of execution thereof shall not be procured, within five days from the date of entry thereof and the Loan Parties shall not, within said period of five days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

      (i) Any of the Loan Parties shall fail to pay when due any principal of or interest on any Debt (other than the Obligations) having (either individually or in the aggregate) a principal amount of at least $500,000, or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid prior to the stated maturity thereof, or any event shall have occurred (and shall not have been waived or otherwise cured) that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

      (j) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Loan Party or any of its shareholders, or any Loan Party shall deny that it has any further liability or obligation under any of the Loan Documents, or any Lien created or purported to be created by the Loan Documents shall for any reason cease to be or fail to be a valid, first priority perfected Lien (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Administrative Agent) upon any of the Collateral purported to be covered thereby.

      (k) Any of the following events shall occur or exist with respect to any Loan Party or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan or any event or investment which could reasonably be expected to render any Loan Party, Canadian Plan or funding agent thereof liable for any tax or penalty under Canadian Pension and Benefits Law; (ii) any Reportable Event with respect to any Pension Plan; (iii) the filing under Section 4041 of ERISA or under Canadian Pension and Benefits Law of a notice of intent to terminate any Pension Plan or Canadian Pension Plan or the termination of any Pension Plan or Canadian Pension Plan; (iv) any event or circumstance that could reasonably be expected to constitute grounds entitling the PBGC or a Canadian Pension Authority under Canadian Pension and Benefits Law to institute proceedings under Section 4042 of ERISA or under Canadian Pension and Benefits Law for the termination of, or for the appointment of a trustee to administer, any Pension Plan or Canadian Pension Plan, or the institution by the PBGC or a Canadian Pension Authority under Canadian Pension and Benefits Law of any such proceedings; (v) any "accumulated funding deficiency" (as defined in Section 406 of ERISA or Section 412 of the Code), whether or not waived, shall exist with respect to any Plan; or (vi) complete or partial


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 94 withdrawal under Section 4201 or 4204 of ERISA from a Plan or the reorganization, insolvency or termination of any Pension Plan or Canadian Pension Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of Required Lenders subject any Loan Party or any ERISA Affiliate to any tax, penalty or other liability to a Plan, a Multiemployer Plan, the PBGC, a Canadian Plan, the PBGF or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed $500,000.

      (l) If, at any time, the subordination provisions of any of the Subordinated Debt Documents shall be invalidated or shall otherwise cease to be in full force and effect.

      (m) The occurrence of (i) a default under (including, without limitation, a "Default" as such term is used or defined in) any Subordinated Debt Document, unless (A) such default has been waived, cured or consented to in accordance with such documents, (B) such default is not a payment default, (C) the maturity of the Debt affected thereby has not been accelerated, (D) a blockage under such Subordinated Debt Document has not been invoked, and (E) such waiver or consent is not made in connection with any amendment or modification of any such Subordinated Debt Documents or in connection with any payment to the holders of any Subordinated Debt, (ii) a payment default under (including, without limitation, a payment "Default" as such term is used or defined in) any Subordinated Debt Document, (iii) an event of default under (including, without limitation, an "Event of Default" as such term is used or defined in) any Subordinated Debt Document, or (iv) any acceleration of the maturity of any Subordinated Debt.

      (n) If, at any time, any event or circumstance shall occur which gives any holder of any Subordinated Debt the right to request or require the Borrower or any of its Subsidiaries to redeem, purchase or prepay any Subordinated Debt.

      (o)   The occurrence of any Material Adverse Effect.

      (p) Richard K. McClelland shall cease to be the chief executive officer of the Borrower and shall not be promptly replaced in such capacity by an individual acceptable to the Required Lenders.

      (q)   The occurrence of any Change of Control.

      Section 11.2 Remedies. If any Event of Default shall occur and be continuing, the Administrative Agent may and, if directed by the Required Lenders, the Administrative Agent shall do any one or more of the following:

      (a) Acceleration. Declare all outstanding principal of and accrued and unpaid interest on the Loans and all other amounts payable by any Loan Party under the Loan Documents immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 95 of intent to accelerate, protest or other formalities of any kind, all of which are hereby expressly waived by the Loan Parties;

      (b) Termination of Commitments. Terminate the Commitments (including, without limitation, any obligation of the Issuing Bank to issue Letters of Credit) without notice to the Borrowers or any other Loan Party;

      (c)   Judgment. Reduce any claim to judgment;

      (d) Foreclosure. Foreclose or otherwise enforce any Lien granted to the Administrative Agent for the benefit of the Administrative Agent and the Lenders to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents; or

      (e) Rights. Exercise any and all rights and remedies afforded by the laws of the State of Texas, Canada or any other jurisdiction, by any of the Loan Documents, by equity or otherwise; provided, however, that (i) upon the occurrence of an Event of Default under Section 11.1(e) or Section 11.1(f), the Commitments of all of the Lenders (including, without limitation, any obligation of the Issuing Bank to issue Letters of Credit) shall immediately and automatically terminate, and the outstanding principal of and accrued and unpaid interest on the Loans and all other amounts payable by the Loan Parties under the Loan Documents shall thereupon become immediately and automatically due and payable, and (ii) upon the occurrence of an Event of Default under clause (iv) of Section 11.1(m) or under Section 11.1(n), the outstanding principal of and accrued and unpaid interest on the Loans and all other amounts payable by the Loan Parties under the Loan Documents shall thereupon become immediately and automatically due and payable, all (with respect to each of clause (i) and (ii) preceding) without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or other formalities of any kind, all of which are hereby expressly waived by the Loan Parties.

      Section 11.3 Performance by the Administrative Agent. If any Loan Party shall fail to perform any covenant or agreement in accordance with the terms of the Loan Documents, the Administrative Agent may, at the direction of the Required Lenders, perform or attempt to perform, or may cause any Lender (with the consent of such Lender) to perform or attempt to perform, such covenant or agreement on behalf of such Loan Party. In such event, the Borrower shall, at the request of the Administrative Agent, promptly pay any amount expended by the Administrative Agent or the Lenders in connection with such performance or attempted performance to the Administrative Agent at the Principal Office, together with interest thereon at the applicable Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Administrative Agent nor any Lender shall have any liability or responsibility for the performance of any obligation of the Borrower or any other Loan Party under this Agreement or any of the other Loan Documents.


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 96

                                                                    EXHIBIT 10.8

         Section 11.4 Judgment Currency. If, for the purpose of obtaining judgment in any court in any jurisdiction with respect to this Agreement or any other Loan Document or the Collateral, it becomes necessary to convert into the currency of such jurisdiction (herein called the "Judgment Currency") any amount due hereunder in any currency other than the Judgment Currency, then conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which judgment is given. For this purpose, "rate of exchange" means the rate at which the Administrative Agent is able, on the relevant date, to sell the currency of the amount due hereunder in Toronto, Ontario against the Judgment Currency. In the event that there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given and the date of payment of the amount due, the Borrower agrees that it will, on the date of payment, pay such additional amounts (if any) as may be necessary to ensure that the amount paid on such date is the amount in the Judgment Currency which, when converted at the rate of exchange prevailing on the date of payment, is the amount then due under this Agreement in Cdn. Dollars or Dollars, as the case may be. Any additional amount due under this Section
11.4 will be due as a separate indebtedness and shall not be affected by judgment being obtained for any other sums due under or in respect of this Agreement or any other Loan Document.

         Section 11.5 Cash Collateral. If an Event of Default shall have occurred and be continuing, the Borrower shall, if requested by the Administrative Agent or the Required Lenders, pledge to the Administrative Agent as security for the Obligations an amount in immediately available funds equal to the then outstanding Letter of Credit Liabilities, such funds to be held in a cash collateral account satisfactory to the Administrative Agent without any right of withdrawal by the Borrower.

                                   ARTICLE 12

                            The Administrative Agent

         Section 12.1 Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Neither the Administrative Agent nor any of its Affiliates, officers, directors, employees, attorneys or agents shall be liable for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with this Agreement or any of the other Loan Documents except for its or their own gross negligence or willful misconduct. Without limiting the generality of the preceding sentence, the Administrative Agent (a) may treat the payee of any Note as the holder thereof until the Administrative Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Administrative Agent, (b) shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee or fiduciary for any Lender, (c) shall not be required to initiate any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Lenders,
(d) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 97

Agreement or any other Loan Document, or any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by any Person to perform any of its obligations hereunder or thereunder,
(e) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, and (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing reasonably believed by it to be genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by this Agreement, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders; provided, however, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable law.

         Section 12.2 Rights of Administrative Agent as a Lender. With respect to its Commitment, the Loans made by it and the Note issued to it, Bank of America (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in-its individual capacity. The Administrative Agent and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, act as trustee under indentures of, provide merchant banking services to, own securities of, and generally engage in any kind of banking, trust or other business with, the Loan Parties or any of their Affiliates and any other Person who may do business with or own securities of the Loan Parties or any of their Affiliates, all as if it were not acting as the Administrative Agent and without any duty to account therefor to the Lenders.

         Section 12.3 Defaults. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default (other than the non-payment of principal of or interest on the Loans or of commitment fees) unless the Administrative Agent has received notice from a Lender or the Borrower specifying such Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders (and shall give each Lender prompt notice of each such non-payment). The Administrative Agent shall (subject to Section 12.1) take such action with respect to such Default as shall be directed by the Required Lenders, provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall seem advisable and in the best interest of the Lenders.

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 98

         Section 12.4 INDEMNIFICATION. EACH LENDER HEREBY AGREES TO INDEMNIFY THE ADMINISTRATIVE AGENT FROM AND HOLD THE ADMINISTRATIVE AGENT HARMLESS AGAINST (TO THE EXTENT NOT REIMBURSED UNDER SECTIONS 13.1 AND 13.2, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE LOAN PARTIES UNDER SECTIONS 13.1 AND 13.2), RATABLY IN ACCORDANCE WITH ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF ITS AGGREGATE PERCENTAGE), ANY AND ALL LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES) AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY THE ADMINISTRATIVE AGENT UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS; PROVIDED, FURTHER, THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF THE FOREGOING TO THE EXTENT CAUSED BY THE ADMINISTRATIVE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE LENDERS THAT THE ADMINISTRATIVE AGENT SHALL BE INDEMNIFIED HEREUNDER FROM AND HELD HARMLESS AGAINST ALL OF SUCH LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES) AND DISBURSEMENTS OF ANY KIND OR NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE ADMINISTRATIVE AGENT (EXCEPT TO THE EXTENT THE SAME ARE CAUSED BY THE ADMINISTRATIVE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT). WITHOUT LIMITING ANY OTHER PROVISION OF THIS SECTION 12.4, EACH LENDER AGREES TO REIMBURSE THE ADMINISTRATIVE AGENT PROMPTLY UPON DEMAND FOR ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF ITS AGGREGATE PERCENTAGE) OF ANY AND ALL OUT-OF-POCKET EXPENSES (INCLUDING ATTORNEYS' FEES) INCURRED BY THE ADMINISTRATIVE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS, TO THE EXTENT THAT THE ADMINISTRATIVE AGENT IS NOT PROMPTLY REIMBURSED FOR SUCH EXPENSES BY THE BORROWER.

         Section 12.5 Independent Credit Decisions. Each Lender agrees that it has independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 99 the Borrower and its Subsidiaries and the other Loan Parties and its own decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by any Loan Party of this Agreement or any other Loan Document or to inspect the Properties or books of any Loan Party. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other financial information concerning the affairs, financial condition or business of any Loan Party (or any of its Affiliates) which may come into the possession of the Administrative Agent or any of its Affiliates.

         Section 12.6 Several Commitments. The Commitments and other obligations of the Lenders under this Agreement are several. The default by any Lender in making a Loan in accordance with its Commitment shall not relieve the other Lenders of their obligations under this Agreement. In the event of any default by any Lender in making any Loan, each nondefaulting Lender shall be obligated to make its Loan but shall not be obligated to advance the amount which the defaulting Lender was required to advance hereunder. In no event shall any Lender be required to advance an amount or amounts with respect to any of the Loans which would in the aggregate exceed such Lender's Commitment with respect to such Loans. No Lender shall be responsible for any act or omission of any other Lender.

         Section 12.7 Successor Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders will have the right to appoint another Lender as a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the U.S. or any state thereof or of a foreign country if acting through its U.S. branch and having combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges, immunities and duties of the resigning Administrative Agent, and the resigning Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any Administrative Agent's resignation as Administrative Agent, the provisions of this Article 12 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was the Administrative Agent. Each Administrative Agent (including each successor Administrative Agent) agrees that, so long as it is acting as Administrative Agent under this Agreement, it shall be a Lender under this Agreement. The Borrower, the Administrative Agent and the Lenders agree that, except for successor Administrative Agents appointed in accordance with this Section 12.7, no agents or

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 100 co-agents other than the Administrative Agent may be appointed under this Agreement or any other Loan Document without the prior written consent of the Administrative Agent and Banc of America Securities LLC.

                                   ARTICLE 13

                                  Miscellaneous

         Section 13.1 Expenses. Whether or not the transactions contemplated hereby are consummated, the Borrower hereby agrees, on demand, to pay or reimburse the Administrative Agent and each of the Lenders for paying: (a) all reasonable out-of-pocket costs and expenses of the Administrative Agent accrued or incurred in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, and any and all waivers, amendments, modifications, renewals, extensions and supplements thereof and thereto, and the syndication of the Commitments and the Loans, including, without limitation, the reasonable fees and expenses of legal counsel for the Administrative Agent, (b) all out-of-pocket costs and expenses of the Administrative Agent and the Lenders in connection with any Default, the exercise of any right or remedy and the enforcement of this Agreement or any other Loan Document or any term or provision hereof or thereof, including, without limitation, the fees and expenses of all legal counsel for the Administrative Agent and/or any Lender (unless, with respect to legal counsel of any Lender other than Bank of America, the Administrative Agent has not approved of the payment by the Borrower of the fees and expenses of such counsel), (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all costs, expenses, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any Lien contemplated by this Agreement or any other Loan Document, and (e) all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with due diligence, computer services, copying, appraisals, environmental audits, collateral audits, field exams, insurance, consultants and search reports.

         Section 13.2 INDEMNIFICATION. EACH OF THE LOAN PARTIES HEREBY JOINTLY AND SEVERALLY AGREES TO INDEMNIFY THE ADMINISTRATIVE AGENT AND EACH LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND ADMINISTRATIVE AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' AND CONSULTANTS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) THE RELATED TRANSACTIONS, (D) ANY BREACH BY ANY LOAN PARTY OF ANY

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 101

REPRESENTATION, WARRANTY, COVENANT OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (E) THE USE OR PROPOSED USE OF ANY LOAN OR PROCEEDS THEREOF OR LETTER OF CREDIT, (F) ANY AND ALL TAXES, LEVEES, DEDUCTIONS AND CHARGES IMPOSED ON THE ADMINISTRATIVE AGENT, THE ISSUING BANK OR ANY LENDER IN RESPECT OF ANY LOAN OR LETTER OF CREDIT, (G) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN OR AFFECTING ANY OF THE PROPERTIES OF ANY LOAN PARTY, EXCEPT TO THE EXTENT THAT THE LOSS, DAMAGE OR CLAIM IS THE DIRECT RESULT OF AN INTENTIONAL AND AFFIRMATIVE ACT BY THE PERSON TO BE INDEMNIFIED THAT CONSTITUTES GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PERSON, OR (H) ANY INVESTIGATION, LITIGATION OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING; BUT EXCLUDING ANY OF THE FOREGOING TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON TO BE INDEMNIFIED. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION 13.2 SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LIABILITIES), CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON. WITHOUT PREJUDICE TO THE SURVIVAL OF ANY OTHER TERM OR PROVISION OF THIS AGREEMENT, THE OBLIGATIONS OF THE LOAN PARTIES UNDER THIS
SECTION 13.2 SHALL SURVIVE THE REPAYMENT OF THE LOANS AND OTHER OBLIGATIONS AND TERMINATION OF THE COMMITMENTS.

         Section 13.3 Limitation of Liability. None of the Administrative Agent, any Lender or any Affiliate, officer, director, employee, attorney or agent thereof shall be liable for any error of judgment or act done in good faith, or be otherwise liable or responsible under any circumstances whatsoever (including such Person's negligence), except for such Person's gross negligence or willful misconduct. None of the Administrative Agent, any Lender or any Affiliate, officer, director, employee, attorney or agent thereof shall have any liability with respect to, and each of the Loan Parties hereby waives, releases and agrees not to sue any of them upon, any claim for any special, indirect, incidental or consequential damages suffered or incurred by the Borrower or any other Loan Party in connection with, arising out of or in any way related to this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Each of the Loan Parties hereby waives, releases and agrees not to sue the Administrative Agent or any Lender or any of their respective Affiliates, officers, directors, employees, attorneys or agents for exemplary or punitive damages in respect of any claim in connection with, arising out of or in any way related to this Agreement

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 102 or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

         Section 13.4 No Duty. All attorneys, accountants, appraisers and other professional Persons and consultants retained by the Administrative Agent and the Lenders shall have the right to act exclusively in the interest of the Administrative Agent and the Lenders and shall have no duty of disclosure, duty of loyalty, duty of care or other duty or obligation of any type or nature whatsoever to the Borrower or any of its Subsidiaries or any of their shareholders or Affiliates or any other Person.

         Section 13.5 No Fiduciary Relationship. The relationship between each Loan Party and each Lender is solely that of debtor and creditor, and neither the Administrative Agent nor any Lender has any fiduciary or other special relationship with the Borrower or any other Loan Party, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Borrower and any Lender, or any other Loan Party and any Lender, to be other than that of debtor and creditor. No joint venture or partnership is created by this Agreement among the Lenders or among the Borrower or any other Loan Party and the Lenders.

         Section 13.6 Equitable Relief. Each of the Loan Parties recognizes that, in the event it fails to pay, perform, observe or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to the Administrative Agent and the Lenders. Each of the Loan Parties therefore agrees that the Administrative Agent and the Lenders, if the Administrative Agent or the Lenders so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         Section 13.7 No Waiver; Cumulative Remedies. No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 103

         Section 13.8 Successors and Assigns.

         (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither the Borrower nor any other Loan Party may assign or transfer any of its rights or obligations under this Agreement or any other Loan Document without the prior written consent of the Administrative Agent and the Lenders. Any Lender may sell participations in all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitment and the Loans owing to it); provided, however, that
(i) such Lender's obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitment) shall remain unchanged, (ii) such Lender shall remain solely responsible to the Borrower for the performance of such obligations, (iii) such Lender shall remain the holder of its Note for all purposes of this Agreement, (iv) the Loan Parties shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents, and (v) the Lenders shall not grant any participation under which the participant shall have the right to approve (or under which the consent of the participant must be obtained prior to the Lenders being able to approve) any amendment or waiver of this Agreement or the other Loan Documents, except to the extent that such amendment or waiver (A) increases any Commitment, (B) reduces the interest rate or the amount of principal or fees applicable to the Loans in which such participant is participating, (C) extends the Maturity Date, (D) releases any of the Collateral (except as provided for herein or in any Loan Document) or any guaranty of the Obligations, or (E) releases the Borrower from any of its monetary Obligations under any of the Loan Documents.

         (b) Each of the Loan Parties and each of the Lenders agree that any Lender (the "Assigning Lender") may at any time assign to one or more Eligible Assignees all, or a proportionate part of all, of its rights and/or obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitment and/or Loans) (each an "Assignee"); provided, however, that (i) each such assignment may be of a varying percentage of the Assigning Lender's rights and/or obligations under this Agreement and the other Loan Documents and may relate to some but not all of such rights and/or obligations, (ii) except in the case of an assignment of all of a Lender's rights and obligations under this Agreement and the other Loan Documents, the amount of the Commitment and/or Loans of the Assigning Lender being assigned pursuant to each assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than the lesser of (A) an amount equal to $5,000,000 calculated based upon the Commitment assigned (or, if such Commitment has terminated or expired, the aggregate outstanding principal amount of the Loans and the Letter of Credit Liabilities assigned), or (B) an amount equal to ten percent of the aggregate Commitments (or, if such Commitments have terminated or expired, the aggregate outstanding principal amount of the Loans and the Letter of Credit Liabilities), and (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the Note subject to such assignment, and a processing and recordation fee of $3,500. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 104

Business Days after the execution thereof or such other date as may be approved by the Administrative Agent, (1) the Assignee thereunder shall be a party hereto as a "Lender" and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and under the Loan Documents, and (2) the Assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a Lender's rights and obligations under the Loan Documents, such Lender shall cease to be a party thereto, provided that such Lender's rights under Article 4, Section 13.1 and Section 13.2 accrued through the date of assignment shall continue).

         (c) By executing and delivering an Assignment and Acceptance, the Assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (ii) such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition or results of operations of any Loan Party or the performance or observance by any Loan Party of its obligations under the Loan Documents; (iii) such Assignee confirms that it has received a copy of the Loan Documents, together with copies of the financial statements referred to in Section 7.2 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;
(iv) such Assignee will, independently and without reliance upon the Administrative Agent or such Assigning Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such Assignee confirms that it is an Eligible Assignee; (vi) such Assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vii) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

         (d) The Administrative Agent shall maintain at its Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Loan Parties, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes under the Loan Documents. The Register shall be available for inspection by any Loan Party or any Lender at any reasonable time and from time to time upon reasonable prior notice.

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 105

         (e) Upon its receipt of an Assignment and Acceptance executed by an Assigning Lender and Assignee representing that it is an Eligible Assignee, together with the Note subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit A hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and
(iii) give prompt written notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at its expense, shall execute and deliver to the Administrative Agent in exchange for each surrendered Note evidencing the Loans assigned, a new Note evidencing such Loans payable to the order of such Eligible Assignee in an amount equal to such Loans assigned to it and, if the Assigning Lender has retained any Loans, a new Note evidencing each such Loans payable to the order of the Assigning Lender in the amount of such Loans retained by it (each such promissory note shall constitute a "Note" for purposes of the Loan Documents). Such new Notes shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit B hereto.

         (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 13.8, disclose to the Assignee or participant or proposed Assignee or participant any information relating to the Borrower or any of its Subsidiaries or Affiliates or any other Loan Party furnished to such Lender by or on behalf of the Borrower or any of its Subsidiaries or Affiliates or any other Loan Party; provided that each such actual or proposed Assignee or participant shall agree to be bound by the provisions of Section 13.20.

         (g) Any Lender may assign and pledge the Note held by it to any Federal Reserve Bank or the U.S. Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve System and/or Federal Reserve Bank; provided, however, that any payment made by the Borrower for the benefit of such assigning and/or pledging Lender in accordance with the terms of the Loan Documents shall satisfy the Borrower's obligations under the Loan Documents in respect thereof to the extent of such payment. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

         (h) The Borrower shall maintain, or cause to be maintained, a register (the "Registered Note Register") (which, at the request of the Borrower (which request the Borrower makes by the execution of this Agreement), shall be kept by the Administrative Agent on behalf of the Borrower at no extra charge to the Borrower at the address to which notices to the Administrative Agent are to be sent hereunder) on which it shall enter the name of the registered owner of each of the Loans which is evidenced by a Registered Note. Notwithstanding anything to the contrary contained in this Section 13.8, a Registered Note and the Loans evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Registered Note and the Loans evidenced thereby on the Registered Note Register (and each Registered Note shall expressly so provide). Any assignment or transfer of all or part of such Loans and the Registered Note evidencing the same shall be registered on the Registered Note Register only upon surrender for registration of

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 106 assignment or transfer of the Registered Note evidencing such Loans, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the registered noteholder thereof, and thereupon one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the due presentment for registration of transfer of any Registered Note, the Borrower and the Administrative Agent shall treat the Person in whose name such Loans and the Registered Note(s) evidencing the same are registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary. The Registered Note Register shall be available for inspection by the Borrower and any Lender at any reasonable time upon reasonable prior notice.

         Section 13.9 Survival. All representations and warranties made or deemed made in this Agreement or any other Loan Document or in any document, statement or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of the Loans, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them. Without prejudice to the survival of any other obligation of any Loan Party hereunder, the obligations of such Loan Party under
Article 4 and Sections 13.1 and 13.2 shall survive repayment of the Loans and the Reimbursement Obligations and the other Obligations.

         Section 13.10 ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS (INCLUDING, WITHOUT LIMITATION, THE COMMITMENT LETTER), TERM SHEETS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Section 13.11 Amendments. No amendment or waiver of any provision of this Agreement, the Notes or any other Loan Document to which any Loan Party is a party, nor any consent to any departure by such Loan Party therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Required Lenders and the applicable Loan Party or Loan Parties in writing, and each such waiver or consent shall be effective only in the specific instance and for the writing, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders and the applicable Loan Party or Loan Parties, do any of the following: (a) increase the Commitments of the Lenders or subject the Lenders to any additional obligations; (b) reduce the principal of, or interest on, the Loans or any fees or other amounts payable hereunder; (c) postpone any date fixed for any payment (including, without limitation, any mandatory prepayment) of principal of, or interest on, the Loans or any fees or other amounts payable hereunder; (d) waive any of the

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 107 conditions precedent specified in Article 6; (e) change the Aggregate Percentage, the Amortizing Loan Portion Percentage, the Commitment Percentage or the aggregate unpaid principal amount of the Loans or the number or interests of the Lenders which shall be required for the Lenders or any of them to take any action under this Agreement; (f) change any provision contained in Section 3.2,
Section 9.13 or this Section 13.11 or modify the definition of "Borrowing Base", "Eligible Receivables" or "Required Lenders" contained in Section 1.1; or (g) except as expressly authorized by this Agreement, release any Collateral from any of the Liens created by the Security Documents or release any guaranty of all or any portion of the Obligations; and provided further, however, that no amendment, waiver or consent relating to Sections 12.1, 12.2, 12.3, 12.4 or 12.5 shall require the agreement of any Loan Party. Notwithstanding anything to the contrary contained in this Section 13.11, no amendment, waiver or consent shall be made with respect to Article 12 hereof without the prior written consent of the Administrative Agent.

         Section 13.12 Maximum Interest Rate.

         (a) No interest rate specified in this Agreement or any other Loan Document shall at any time exceed the Maximum Rate. If at any time the interest rate (the "Contract Rate") for any Obligation shall exceed the Maximum Rate, thereby causing the interest accruing on such Obligation to be limited to the Maximum Rate, then any subsequent reduction in the Contract Rate for such Obligation shall not reduce the rate of interest on such Obligation below the Maximum Rate until the aggregate amount of interest accrued on such Obligation equals the aggregate amount of interest which would have accrued on such Obligation if the Contract Rate for such Obligation had at all times been in effect.

         (b) Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, none of the terms and provisions of this Agreement or the other Loan Documents shall ever be construed to create a contract or obligation to pay interest at a rate in excess of the Maximum Rate; and neither the Administrative Agent nor any Lender shall ever charge, receive, take, collect, reserve or apply, as interest on the Obligations, any amount in excess of the Maximum Rate. The parties hereto agree that any interest, charge, fee, expense or other obligation provided for in this Agreement or in the other Loan Documents which constitutes interest under applicable law shall be, ipso facto and under any and all circumstances, limited or reduced to an amount equal to the lesser of (i) the amount of such interest, charge, fee, expense or other obligation that would be payable in the absence of this Section 13.12(b) or (ii) an amount, which when added to all other interest payable under this Agreement and the other Loan Documents, equals the Maximum Rate. If, notwithstanding the foregoing, the Administrative Agent or any Lender ever contracts for, charges, receives, takes, collects, reserves or applies as interest any amount in excess of the Maximum Rate, such amount which would be deemed excessive interest shall be deemed a partial payment or prepayment of principal of the Obligations and treated hereunder as such; and if the Obligations, or applicable portions thereof, are paid in full, any remaining excess shall promptly be paid to the applicable Loan Party or Loan Parties (as appropriate). In determining whether the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, the Loan Parties, the Administrative Agent and the Lenders shall, to the maximum extent permitted by applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest,

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 108

(ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Obligations, or applicable portions thereof, so that the interest rate does not exceed the Maximum Rate at any time during the term of the Obligations; provided that, if the unpaid principal balance is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, the Administrative Agent and/or the Lenders, as appropriate, shall refund to the applicable Loan Party or Loan Parties (as appropriate) the amount of such excess and, in such event, the Administrative Agent and the Lenders shall not be subject to any penalties provided by any laws for contracting for, charging, receiving, taking, collecting, reserving or applying interest in excess of the Maximum Rate. In addition to the foregoing, each of the Loan Parties agrees that no provision of this Agreement or any other Loan Document shall have the effect of imposing on any Loan Party any obligation to pay interest (as such term is defined in Section 347 of the Criminal Code of Canada) at a rate in excess of the rate permitted by the laws of Canada if and to the extent (if any) that such laws are applicable, after taking into account all other amounts which must be taken into account for the purpose of such laws, and the obligations of the Loan Parties to pay interest under this Agreement and the other Loan Documents is so limited.

         (c) Pursuant to Article 15.10(b) of Chapter 15, Subtitle 79, Revised Civil Statutes of Texas 1925, as amended, each of the Loan Parties agrees that such Chapter 15 (which regulates certain revolving credit loan accounts and revolving tri-party accounts) shall not govern or in any manner apply to the Obligations.

         Section 13.13 Notices. All notices and other communications provided for in this Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is a party shall be given or made by telecopy or in writing and telecopied, mailed by certified mail return receipt requested or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof (or, with respect to a Lender that becomes a party to this Agreement pursuant to an assignment made in accordance with Section 13.8, in the Assignment and Acceptance executed by it); or, as to any party, at such other address as shall be designated by such party in a notice to each other party given in accordance with this Section 13.13. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid; provided, however, that notices to the Administrative Agent shall be deemed given when received by the Administrative Agent.

         Section 13.14 GOVERNING LAW; SUBMISSION TO JURISDICTION; SERVICE OF PROCESS. EXCEPT AS MAY BE EXPRESSLY STATED TO THE CONTRARY IN CERTAIN LOAN DOCUMENTS, THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND APPLICABLE LAWS OF THE U.S. EACH OF THE BORROWER AND EACH OF ITS SUBSIDIARIES

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 109

HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF EACH OF (1) THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, AND (2) ANY TEXAS STATE COURT SITTING IN DALLAS COUNTY, TEXAS, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE BORROWER AND EACH OF ITS SUBSIDIARIES HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SET FORTH UNDERNEATH ITS SIGNATURE HERETO. EACH OF THE BORROWER AND EACH OF ITS SUBSIDIARIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORM.

         Section 13.15 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 13.16 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

         Section 13.17 Headings. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 13.18 Construction. Each of the Borrower and each of its Subsidiaries, the Administrative Agent and each Lender acknowledges that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the parties hereto.

         Section 13.19 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

         Section 13.20 Confidentiality. Each Lender agrees to exercise its best efforts to keep any information delivered or made available by any Loan Party to it which is clearly indicated to be confidential information, confidential from anyone other than Persons employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 110 or administering the Loans; provided that nothing herein shall prevent any Lender from disclosing such information (a) to any other Lender, (b) to any Person if reasonably incidental to the administration of the Loans, (c) upon the order of any court or administrative agency, (d) upon the request or demand of any regulatory agency or authority having jurisdiction over such Lender, (e) which has been publicly disclosed other than as a result of a disclosure by such Lender which is not otherwise permitted by this Section 13.20, (f) in connection with any litigation to which the Administrative Agent, any Lender or their respective Affiliates may be a party, (g) to the extent reasonably required in connection with the exercise of any right or remedy under the Loan Documents,
(h) to such Lender's legal counsel, independent auditors and affiliates, and (i) to any actual or proposed participant or Assignee of all or part of its rights hereunder, so long as such actual or proposed participant or Assignee agrees to be bound by the provisions of this Section 13.20.

         Section 13.21 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF ANY LOAN PARTY, THE ADMINISTRATIVE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

         Section 13.22 Approvals and Consent. Except as may be expressly provided to the contrary in this Agreement or in the other Loan Documents (as applicable), in any instance under this Agreement of the other Loan Documents where the approval, consent or exercise of judgment of the Administrative Agent or any Lender is requested or required, (a) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of the Administrative Agent or such Lender, respectively, and the Administrative Agent and such Lender shall not, for any reason or to any extent, be required to grant such approval or consent or to exercise such judgment in any particular manner, regardless of the reasonableness of the request or the action or judgment of the Administrative Agent or such Lender, and (b) no approval or consent of the Administrative Agent or any Lender shall in any event be effective unless the same shall be in writing and the same shall be effective only in the specific instance and for the specific purpose for which given.

         Section 13.23 Agent for Services of Process. Each of the Subsidiaries of the Borrower hereby irrevocably designates the Borrower, whose address is 1870 Crown Drive, Dallas, Texas 75234-9416, to receive, for and on behalf of such Person, service of process in the State of Texas, such service being hereby acknowledged by such Person to be effective and binding service in every respect. In the event that the Borrower resigns or ceases to serve as such Person's agent for service of process hereunder, such Person agrees forthwith
(a) to designate another agent for service of process in Texas, and (b) to give prompt written notice to the Administrative Agent of the name and address of such agent. Each of the Subsidiaries of the Borrower agrees that the failure of its agent for service of process to give any notice of any such

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 111 service of process to such Person shall not impair or affect the validity of such service or of any judgment based thereon. If, despite the foregoing, there is for any reason no agent for service of process of such Person available to be served, then such Person further irrevocably consents to the service of process by the mailing thereof by the Administrative Agent or the Required Lenders by registered or certified mail, postage prepaid, to such Person at its address listed on the signature pages hereof. Nothing in this Section 13.23 shall affect the right of the Administrative Agent or the Lenders to serve legal process in any other manner permitted by law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Borrower or any of its Subsidiaries or its Property in the court of any jurisdiction.

         Section 13.24 Joint and Several Obligations. Each and every representation, warranty, covenant or agreement of the Loan Parties or any two or more Loan Parties or of the Borrower and its Subsidiaries contained herein shall be, and shall be deemed to be, the joint and several representation, warranty, covenant and agreement of each of the Loan Parties or such Loan Parties or of the Borrower and each of its Subsidiaries, respectively, and of all such Persons.

         Section 13.25 Amendment and Restatement of Existing Agreement. Effective as of the Closing Date and upon the effectiveness of this Agreement, this Agreement shall constitute an amendment and restatement of, but not an extinguishment of the Obligations (as defined in the Existing Agreement) outstanding under, the Existing Agreement in its entirety; provided, however, that the Existing Agreement shall remain in full force and effect unless and until such amendment and restatement occurs.

         Section 13.26 Assignments and Assumptions. The Lenders hereby agree among themselves (and each of the Borrower and its Subsidiaries hereby consents to such agreement) that, concurrently with the Closing Date, there shall be deemed to have occurred assignments and assumptions with respect to the Commitments, Loans and Letters of Credit and rights and obligations relating thereto under this Agreement and the other Loan Documents such that, after giving effect to such assignments and assumptions, the Commitments and the outstanding Loans and Letters of Credit of each of the Lenders are as stated in this Agreement, and the Lenders hereby make such assignments and assumptions. The Lenders shall make all appropriate payments and adjustments among themselves to effectuate the appropriate purchase price for and other amounts payable with respect to such assignments and assumptions. Without limiting the generality of the foregoing, the Lenders and the Borrower hereby acknowledge and agree that the increased Commitment, Loans and Letters of Credit held or participated in by Bank One, NA as reflected in the Agreement have resulted in a corresponding decrease in the Commitments, Loans and Letters of Credit held or participated in by Fleet National Bank and Bank Austria Creditanstalt Corporate Finance, Inc., as reflected in this Agreement.

         Section 13.27 Syndication Agent. Bank One, NA shall have no duties, liabilities or obligations under the Loan Documents as a result of, or in its capacity as, Syndication Agent. Without limiting the generality of the foregoing, the Syndication Agent shall not have or be deemed to have any fiduciary relationship with any Lender or any other party to the Loan Documents.

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 112

         Section 13.28 Amendment to Letter Agreement. The reference to "Bank of Montreal" contained in clause (i) of Paragraph 1(h) of the Letter Agreement is hereby amended to mean and refer to "The Bank of Nova Scotia".



                 [Remainder of page intentionally left blank.]

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 113

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                           DYNAMEX INC.


                           By:      /s/  Ray E. Schmitz
                               ------------------------------------------------
                           Name:    Ray E. Schmitz
                           Title:   Vice President - Controller and Chief
                                    Accounting Officer

                           Address for Notices:
                           -------------------
                           1870 Crown Drive
                           Dallas, TX  75234-9416
                           Telecopy No. (214) 561-7499
                           Telephone No. (214) 561-7506
                           Attention: Director - Finance and Investor Relations


                           DYNAMEX OPERATIONS EAST, INC.


                           By:      /s/ Ray E. Schmitz
                               ------------------------------------------------
                           Name:    Ray E. Schmitz
                           Title:   Vice President - Controller and Chief
                                    Accounting Officer

                           Address for Notices:
                           -------------------
                           1870 Crown Drive
                           Dallas, TX  75234-9416
                           Telecopy No. (214) 561-7499
                           Telephone No. (214) 561-7506
                           Attention: Director - Finance and Investor Relations


                           DYNAMEX OPERATIONS WEST, INC.


                           By:      /s/ Ray E. Schmitz
                               ------------------------------------------------
                           Name:    Ray E. Schmitz
                           Title:   Vice President - Controller and Chief
                                    Accounting Officer

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 114

                           Address for Notices:
                           -------------------
                           1870 Crown Drive
                           Dallas, TX  75234-9416
                           Telecopy No. (214) 561-7499
                           Telephone No. (214) 561-7506
                           Attention: Director - Finance and Investor Relations


                           ROAD RUNNER TRANSPORTATION,
                           INC.


                           By:      /s/ Ray E. Schmitz
                               ------------------------------------------------
                           Name:    Ray E. Schmitz
                           Title:   Vice President - Controller and Chief
                                    Accounting Officer

                           Address for Notices:
                           -------------------
                           1870 Crown Drive
                           Dallas, TX  75234-9416
                           Telecopy No. (214) 561-7499
                           Telephone No. (214) 561-7506
                           Attention: Director - Finance and Investor Relations

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 115

                           NEW YORK DOCUMENT EXCHANGE
                           CORPORATION


                           By:      /s/ Ray E. Schmitz
                               ------------------------------------------------
                           Name:    Ray E. Schmitz
                           Title:   Vice President - Controller and
                                      Chief Accounting Officer

                           Address for Notices:
                           -------------------
                           1870 Crown Drive
                           Dallas, TX  75234-9416
                           Telecopy No. (214) 561-7499
                           Telephone No. (214) 561-7506
                           Attention: Director - Finance and Investor Relations


                           DYNAMEX DEDICATED FLEET
                           SERVICES, INC.


                           By:      /s/ Ray E. Schmitz
                               ------------------------------------------------
                           Name:    Ray E. Schmitz
                           Title:   Vice President - Controller and Chief
                                    Accounting Officer

                           Address for Notices:
                           -------------------
                           1870 Crown Drive
                           Dallas, TX  75234-9416
                           Telecopy No. (214) 561-7499
                           Telephone No. (214) 561-7506
                           Attention: Director - Finance and Investor Relations


                           DYNAMEX CANADA HOLDINGS, INC.


                           By:      /s/ Ray E. Schmitz
                               ------------------------------------------------
                           Name:    Ray E. Schmitz
                           Title:   Vice President - Controller and Chief
                                    Accounting Officer

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 116

                           Address for Notices:
                           -------------------
                           1870 Crown Drive
                           Dallas, TX  75234-9416
                           Telecopy No. (214) 561-7499
                           Telephone No. (214) 561-7506
                           Attention: Director - Finance and Investor Relations


                           DYNAMEX PROVINCIAL COURIERS, INC.


                           By:      /s/ Ray E. Schmitz
                               ------------------------------------------------
                           Name:    Ray E. Schmitz
                           Title:   Vice President - Controller and Chief
                                    Accounting Officer

                           Address for Notices:
                           -------------------
                           1870 Crown Drive
                           Dallas, TX  75234-9416
                           Telecopy No. (214) 561-7499
                           Telephone No. (214) 561-7506
                           Attention: Director - Finance and Investor Relations


                           DYNAMEX CANADA HOLDINGS NS CORP.


                           By:      /s/ Ray E. Schmitz
                               ------------------------------------------------
                           Name:    Ray E. Schmitz
                           Title:   Vice President - Controller and
                                      Chief Accounting Officer

                           Address for Notices:
                           -------------------
                           1870 Crown Drive
                           Dallas, TX  75234-9416
                           Telecopy No. (214) 561-7499
                           Telephone No. (214) 561-7506
                           Attention: Director - Finance and Investor Relations


                           DYNAMEX PROVINCIAL COURIERS
                           NS CORP.


                           By:      /s/ Ray E. Schmitz
                               ------------------------------------------------
                           Name:    Ray E. Schmitz
                           Title:   Vice President - Controller and Chief
                                    Accounting Officer

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 117

                           Address for Notices:
                           -------------------
                           1870 Crown Drive
                           Dallas, TX  75234-9416
                           Telecopy No. (214) 561-7499
                           Telephone No. (214) 561-7506
                           Attention: Director - Finance and Investor Relations


                           DYNAMEX CANADA LIMITED PARTNERSHIP


                           By:      /s/ Ray E. Schmitz
                               ------------------------------------------------
                           Name:    Ray E. Schmitz
                           Title:   Vice President - Controller and Chief
                                    Accounting Officer

                           Address for Notices:
                           -------------------
                           1870 Crown Drive
                           Dallas, TX  75234-9416
                           Telecopy No. (214) 561-7499
                           Telephone No. (214) 561-7506
                           Attention: Director - Finance and Investor Relations


                           DYNAMEX CANADA CORP.


                           By:      /s/ Ray E. Schmitz
                               ------------------------------------------------
                           Name:    Ray E. Schmitz
                           Title:   Vice President - Controller and Chief
                                    Accounting Officer

                           Address for Notices:
                           -------------------
                           1870 Crown Drive
                           Dallas, TX  75234-9416
                           Telecopy No. (214) 561-7499
                           Telephone No. (214) 561-7506
                           Attention: Director - Finance and Investor Relations


                           ALPINE ENTERPRISES LTD.


                           By:      /s/ Ray E. Schmitz
                               ------------------------------------------------
                           Name:    Ray E. Schmitz
                           Title:   Vice President - Controller and Chief
                                    Accounting Officer

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 118

                           Address for Notices:
                           -------------------
                           1870 Crown Drive
                           Dallas, TX  75234-9416
                           Telecopy No. (214) 561-7499
                           Telephone No. (214) 561-7506
                           Attention: Director - Finance and Investor Relations


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 119

                           ADMINISTRATIVE AGENT:
                           --------------------

                           BANK OF AMERICA, NATIONAL ASSOCIATION,
                           as Administrative Agent


                           By: /s/ Suzanne M. Paul
                               ------------------------------------------------
                           Name:        Suzanne M. Paul
                           Title:       Vice President

                           Address for Notices:
                           -------------------
                           Bank of America, N.A.
                           Agency Management #33499
                           231 South LaSalle Street
                           Mail Code:  IL1-231-08-30
                           Chicago, Illinois  60697
                           Telecopy No.:    (877) 206-8435
                           Telephone No.:  (312) 923-1640

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 120

                                           LENDERS:
                                           --------
Commitment:               $ 7,630,434.00   BANK OF AMERICA, NATIONAL ASSOCIATION

Amortizing Loan Portion:  $10,737,391.00

                                           By:       /s/ Curtis L. Anderson
                                                    ----------------------------
                                           Name:    Curtis L. Anderson
                                           Title:   Senior Vice President

                                           Address for Notices:
                                           -------------------
                                           Bank of America, N. A.
                                           901 Main Street, 7th Floor
                                           Dallas, Texas 75202
                                           Telecopy No.:    (214) 209-3140
                                           Telephone No.:  (214) 209-0310
                                           Attention:  Commercial Banking

                                           Lending Office for ABR Loans:
                                           ----------------------------
                                           Bank of America, N.A.
                                           901 Main Street
                                           Dallas, Texas 75202
                                           Attention:  Commercial Banking

                                           Lending Office for Eurodollar Loans:
                                           -----------------------------------
                                           Bank of America, N.A.
                                           901 Main Street
                                           Dallas, Texas 75202
                                           Attention:  Commercial Banking

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 121

Commitment:               $ 4,822,696.00   BANK ONE, NA

                                           (with its main office in Chicago,
                                           Illinois) (successor by merger to
                                           Bank One, Texas, N.A.), as
                                           Syndication Agent and as a Lender

Amortizing Loan Portion:  $ 6,997,956.00

                                           By:       /s/ Wyatt Dickson
                                                    ----------------------------
                                           Name:    Wyatt Dickson
                                           Title:   Vice President

                                           Address for Notices:
                                           -------------------
                                           Bank One, NA
                                           1717 Main Street, 3rd Floor
                                           Dallas, Texas  75201
                                           Telecopy No.:  (214) 290-2765
                                           Telephone No.: (214) 290-2760
                                           Attention:  Wyatt Dickson

                                           with a copy to:

                                           Gardere Wynne Sewell LLP
                                           1601 Elm Street
                                           Dallas, Texas  75201
                                           Telecopy No.:  (214) 999-3193
                                           Telephone No.: (214) 999-4193
                                           Attention:     Scott C. Wallace, Esq.

                                           Lending Office for ABR Loans:
                                           ----------------------------
                                           Bank One, NA
                                           500 Taylor, PG6
                                           Fort Worth, Texas  76103
                                           Telecopy No.:  (817) 884-4095
                                           Telephone No.: (817) 884-4508
                                           Attention:  Perri Hogue

                                           Lending Office for Eurodollar Loans:
                                           -----------------------------------
                                           Bank One, NA
                                           500 Taylor, PG6
                                           Fort Worth, Texas  76103
                                           Telecopy No.:  (817) 884-4095
                                           Telephone No.: (817) 884-4508
                                           Attention:  Perri Hogue

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 122

Commitment:               $ 2,543,478.00   THE BANK OF NOVA SCOTIA

Amortizing Loan Portion:  $ 3,579,130.00

                                           By:       /s/ M. D. Smith
                                                    ----------------------------
                                           Name:     M. D. Smith
                                                    ----------------------------
                                           Title:    Agent
                                                    ----------------------------

                                           Address for Notices:
                                           -------------------
                                           The Bank of Nova Scotia
                                           600 Peachtree Street N.E., Suite 2700
                                           Atlanta, Georgia  30308
                                           Telecopy No.:  (404) 888-8998
                                           Telephone No.: (404) 877-1552
                                           Attention:    Phyllis Walker
                                                         Loan Operations Officer

                                           with a copy to:

                                           The Bank of Nova Scotia
                                           1100 Louisiana, Suite 3000
                                           Houston, Texas  77002
                                           Telecopy No.:    (713) 752-2425
                                           Telephone No.:  (713) 759-3443
                                           Attention:Paul G. Gonin
                                                     Senior Relationship Manager

                                           Lending Office for ABR Loans:
                                           ----------------------------
                                           The Bank of Nova Scotia
                                           600 Peachtree Street N.E., Suite 2700
                                           Atlanta, Georgia  30308
                                           Telecopy No.:    (404) 888-8998
                                           Telephone No.:  (404) 877-1552
                                           Attention: Phyllis Walker
                                                      Loan Operations Officer

                                           Lending Office for Eurodollar Loans:
                                           -----------------------------------
                                           The Bank of Nova Scotia
                                           600 Peachtree Street N.E., Suite 2700
                                           Atlanta, Georgia  30308
                                           Telecopy No.:    (404) 888-8998
                                           Telephone No.:  (404) 877-1552
                                           Attention: Phyllis Walker
                                                      Loan Operations Officer

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 123

Commitment:               $ 2,814,620.00   FLEET NATIONAL BANK
----------

Amortizing Loan Portion:  $   703,452.00
-----------------------
                                           By:       /s/ Katherine A. Brand
                                                    ----------------------------
                                           Name:    Katherine A. Brand
                                           Title:   Director

                                           Address for Notices:
                                           -------------------
                                           Fleet National Bank
                                           100 Federal Street, MA DE 10008D
                                           Boston, Massachusetts  02110
                                           Telecopy No.:   (617) 434-1955
                                           Telephone No.:  (617) 434-0970
                                           Attention:      Katherine A. Brand
                                                           Director

                                           Lending Office for ABR Loans:
                                           ----------------------------
                                           Fleet National Bank
                                           100 Federal Street, MA DE 10008D
                                           Boston, Massachusetts  02130
                                           Telecopy No.:   (617) 434-1955
                                           Telephone No.:  (617) 434-9623
                                           Attention:      Patty Thompson
                                                           Loan Administrator

                                           Lending Office for Eurodollar Loans:
                                           -----------------------------------
                                           Fleet National Bank
                                           100 Federal Street, MA DE 10008D
                                           Boston, Massachusetts  02130
                                           Telecopy No.:   (617) 434-1955
                                           Telephone No.:  (617) 434-9623
                                           Attention:      Patty Thompson
                                                           Loan Administrator

THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 124

Commitment:               $ 1,688,772.00   BANK AUSTRIA CREDITANSTALT
----------
                                           CORPORATE FINANCE, INC.
Amortizing Loan Portion:  $   422,071.00
-----------------------

                                           By:       /s/ Dieter H. Boehme
                                                    ----------------------------
                                           Name:     Dieter H. Boehme
                                                    ----------------------------
                                           Title:    Executive Vice President
                                                    ----------------------------


                                           By:       /s/ Peter A. Halter
                                                    ----------------------------
                                           Name:     Peter A. Halter
                                                    ----------------------------
                                           Title:    Vice President
                                                    ----------------------------


                                           Address for Notices:
                                           -------------------
                                           Bank Austria Creditanstalt Corporate
                                             Finance, Inc.
                                           150 East 42nd Street, 29th Floor
                                           New York, New York 10017
                                           Telecopy No.:  (212) 672-5911
                                           Telephone No.: (212) 672-5897
                                           Attention:   Scott Obeck
                                                        Assistant Vice President

                                           Lending Office for ABR Loans:
                                           ----------------------------
                                           Bank Austria Creditanstalt Corporate
                                             Finance, Inc.
                                           245 Park Avenue, 32nd Floor
                                           New York, New York 10067
                                           Telecopy No.:   (212) 672-6023
                                           Telephone No.:  (212) 672-5556
                                           Attention:      Charlene Cumberbatch

                                           Lending Office for Eurodollar Loans:
                                           -----------------------------------
                                           Bank Austria Creditanstalt
                                           245 Park Avenue, 32nd Floor
                                           New York, New York 10067
                                           Telecopy No.:   (212) 672-6023
                                           Telephone No.:  (212) 672-5556
                                           Attention:      Charlene Cumberbatch


THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 125

                                    EXHIBIT A

                        FORM OF ASSIGNMENT AND ACCEPTANCE





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 126

                                    EXHIBIT B

                          FORM OF BORROWING BASE REPORT





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 127

                                    EXHIBIT C

                            FORM OF JOINDER AGREEMENT




THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 128

                                    EXHIBIT D

                      FORM OF NOTE (REVOLVING LOAN PORTION)




THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 129

                                    EXHIBIT E

                     FORM OF NOTE (AMORTIZING LOAN PORTION)




THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 130

                                    EXHIBIT F

                             PERFECTION CERTIFICATE





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 131

                                    EXHIBIT G

                          FORM OF NOTICE OF BORROWINGS,
                    CONVERSIONS, CONTINUATIONS OR PREPAYMENTS





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 132

                                    EXHIBIT H

                      FORM OF WITHHOLDING TAX CERTIFICATION





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 133

                                    EXHIBIT I

                         FORM OF COMPLIANCE CERTIFICATE





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 134

                                 SCHEDULE 1.1(a)

                                 PERMITTED LIENS





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 135

                                 SCHEDULE 1.1(b)

                               PRIOR ACQUISITIONS





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 136

                                 SCHEDULE 1.1(c)

                                   PROJECTIONS





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 137

                                  SCHEDULE 2.13

                          OUTSTANDING LETTERS OF CREDIT





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 138

                                  SCHEDULE 7.4

                PERMITS, FRANCHISES, LICENSES AND AUTHORIZATIONS
                    REQUIRED BY GOVERNMENTAL REQUIREMENTS OR
                       ISSUED BY GOVERNMENTAL AUTHORITIES





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 139

                                  SCHEDULE 7.6

                            LITIGATION AND JUDGMENTS





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 140

                                 SCHEDULE 7.7(a)

                OWNERSHIP OF REAL PROPERTIES OR INTERESTS THEREIN





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 141

                                 SCHEDULE 7.7(b)

                       OWNERSHIP OF INTELLECTUAL PROPERTY





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 142

                                 SCHEDULE 7.7(c)

             LOCATIONS OF PLACES OF BUSINESS AND MATERIAL PROPERTIES





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 143

                                SCHEDULE 7.10(a)

                           EXISTING INTERCOMPANY DEBT





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 144

                                SCHEDULE 7.10(b)

              EXISTING DEBT (OTHER THAN EXISTING INTERCOMPANY DEBT)





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 145

                                  SCHEDULE 7.11

                                      TAXES





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 146

                                  SCHEDULE 7.13

                                      PLANS





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 147

                                  SCHEDULE 7.15

                                 CAPITALIZATION





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 148

                                  SCHEDULE 7.22

                               MATERIAL CONTRACTS





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 149

                                  SCHEDULE 7.23

                                  BANK ACCOUNTS





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 150

                                  SCHEDULE 7.25

                         CERTAIN APPROVALS AND CONSENTS





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 151

                                  SCHEDULE 7.27

                                EMPLOYEE MATTERS





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 152

                                  SCHEDULE 7.28

                                    INSURANCE





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 153

                                  SCHEDULE 7.30

            Chief Executive Offices and Principal Places of Business





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 154

                                  SCHEDULE 9.5

                                   INVESTMENTS





THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 155